Prospectus Supplement (Sales Report) No. 2 dated August 9, 2011 to Prospectus dated July 29, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 29, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 29, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 688265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688265	$14,400	$14,400	12.99%	1.00%	August 9, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688265. Member loan 688265 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Molenhouse Enterprises	Debt-to-income ratio:	10.46%
Length of employment:	10+ years	Location:	Wheaton, IL

Home town:
Current & past employers:	Molenhouse Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/11 > I'm now on a buget with $19000 in credit card debt. With this loan I can pay off 3 high interest credit cards at a lower rate! null

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	58
Revolving Credit Balance:	$35,245.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	mortgage $1437.15 home equity $83.16 insurance and taxes are part of the mortgage payment
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage $190000 @ 4%, Home Equity $26113 @ 3.75%, credit card 1 $7781 @ 16.24%, cc 2 $5746 @ 29.24%, cc 3 $4897 @ 18.99, cc 4 $1183 @ 27.24% no student loans or car payments
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage $190000 @ 4%, Home Equity $26113 @ 3.75%, credit card 1 $7781 @ 16.24%, cc 2 $5746 @ 29.24%, cc 3 $4897 @ 18.99, cc 4 $1183 @ 27.24% no student loans or car payments
Which debts do you plan to pay off with this loan?	the 3 credit cards with the highest interest rates. Credit card company said I do not qualify for a lower rate because I am able to make my payments every month (no hardship)

Member Payment Dependent Notes Series 742449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
742449	$7,000	$7,000	11.49%	1.00%	August 3, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 742449. Member loan 742449 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Sherwin Williams	Debt-to-income ratio:	9.56%
Length of employment:	10+ years	Location:	Leavenworth, KS

Home town:
Current & past employers:	Sherwin Williams
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > Looking to consolidate some remaining high interest debt.. Thank you lenders for any possible assistance. null

A credit bureau reported the following information about this borrower member on July 14, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,672.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Well to be honest, i didnt make the best choices at a younger age. I was like millions of others who these conpanies prayed on and gave out credit too with these ridiculous rates. I have learned my lesson from this and have even gotten a 2nd job to help pay down my debt. To answer your question, buying things i couldnt afford when i was younger. I realize how the system works now and have actually made good progress over the past 12-18 months. Looking to knock out some final high interest debt into a lower rate payment. Any assistance is appreciated. Thank you
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	All of the original debt i had except for 14000, was paid by a good friend and i am paying them back over 5 years at 10% interest. I am looking to borrow 7000 so i can knock out half of it with a lower interest rate. The remaining i will pay off with bonus money and the income from my part time 2nd job. Thank you for any possible assistance you could provide.

Member Payment Dependent Notes Series 802349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
802349	$12,300	$12,300	17.49%	1.00%	August 3, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 802349. Member loan 802349 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Henry Ford Health System	Debt-to-income ratio:	12.46%
Length of employment:	3 years	Location:	LINCOLN PARK, MI

Home town:
Current & past employers:	Henry Ford Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > How you plan to use the funds? I plan to use the funds to consolidate some credit card debt and do some home improvements. What makes you a good borrower? I have never been late on any of my credit card, house or car payments. I have always fulfilled my debt obligations to my creditors. How stable is my job? I work in the health care industry which is very stable. The health system I work for has not laid off any employees in over 20 years.

A credit bureau reported the following information about this borrower member on June 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,252.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$516.00 is my monthly house expenses.
What is the home improvement project you are planning?	Deck repair, new driveway and build a fence around my property.
Is the improvement to your primary residence or an investment property?	Primary residence
What is the home improvement project you are planning?	Deck repair, new driveway and build a fence around my property.
Is the improvement to your primary residence or an investment property?	Primary residence
What is your intended use for the loan proceeds?	Consolidate credit card debt and do some home improvements.

Member Payment Dependent Notes Series 804094

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
804094	$25,000	$25,000	15.99%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 804094. Member loan 804094 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	SYNOVATE, INC	Debt-to-income ratio:	18.71%
Length of employment:	6 years	Location:	chicago, IL

Home town:
Current & past employers:	SYNOVATE, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > i have a bachelors degree & professional career for over 6 yrs with 2 promotions. stable living situation w family for 7 yrs with $400 expenses. this money is to consolidate all debt so i can consolidate & pay down faster than required. Borrower added on 07/27/11 > note: i had over $16,000 in school loans out of college, now paid (on my own), down to @ $5,000 & paid ahead as well. null

A credit bureau reported the following information about this borrower member on July 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	59
Revolving Credit Balance:	$26,064.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	as you can see, i have no mortgage in my name. but, the largest amount at once was for home depot kitchen project and appliances in my family home. my name is going to be added to the house as co-owner with my monthly expenses remaining the same to live here as they are now. eventually (@5-7yrs), the plan is for me to take the home over on my own. home depot had 0% interest for 18 months and we budgeted it to be paid off at the end of the term. they only require $30-40 monthly minimum, but i choose to pay $250-320 per month which comes from household income, not just my own. amount was @ $5200 now down to $4000. another amount was to buy a used car and the % rate from the credit union was far lower than conventional used car financing. but as far as consolidation or moving balances around, the credit union limit did not equal what lending club offered. thank you.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	as i had previously mentioned, i live in a stable family situation here in chicago. a family-owned 4 unit building. my total expenses monthly stay low because of this situation. 400 contributed to household and another approx 460 for things like, cell, transportation, food, etc. of course, it can vary if you have a month with some work clothes or things, but that's easily affordable. i am working my way towards buying the property from family in a few years to have as my own home,and tangible asset in my future going forward.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	i have about 5500 left on my student loan, down from almost 16000 original. it is paid ahead by 1 year due to my extra monthly payment. rate is @ 8% w/ 133 month pymnt. various revolving credit/credit line balances @ approx 22000 with minimum pymnt amount of @ 535 as stated a while back, part of this revolving balance was my share of some improvements to our family home. rates vary widely from @ 1.9%-27.9% given my net (take-home) monthly salary, @ 2800, i am using @ 1400 for fixed living expenses & minimums. i always pay more than minimum due (because i can & only way to pay off the debt in short term)
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	as i had previously mentioned, i live in a stable family situation here in chicago. a family-owned 4 unit building. my total expenses monthly stay low because of this situation. 400 contributed to household and another approx 460 for things like, cell, transportation, food, etc. of course, it can vary if you have a month with some work clothes or things, but that's easily affordable. i am working my way towards buying the property from family in a few years to have as my own home,and tangible asset in my future going forward.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	860 for total personal monthly living expenses. 540 in minimum total required monthly payments for all revolving lines, credit line & student loan outstanding balances.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	i have about 5500 left on my student loan, down from almost 16000 original. it is paid ahead by 1 year due to my extra monthly payment. rate is @ 8% w/ 133 month pymnt. various revolving credit/credit line balances @ approx 22000 with minimum pymnt amount of @ 535 as stated a while back, part of this revolving balance was my share of some improvements to our family home. rates vary widely from @ 1.9%-27.9% given my net (take-home) monthly salary, @ 2800, i am using @ 1400 for fixed living expenses & minimums. i always pay more than minimum due (because i can & only way to pay off the debt in short term)
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	i have about 5500 left on my student loan, down from almost 16000 original. it is paid ahead by 1 year due to my extra monthly payment. rate is @ 8% w/ 133 month pymnt. various revolving credit/credit line balances @ approx 22000 with minimum pymnt amount of @ 535 as stated a while back, part of this revolving balance was my share of some improvements to our family home. rates vary widely from @ 1.9%-27.9% given my net (take-home) monthly salary, @ 2800, i am using @ 1400 for fixed living expenses & minimums. i always pay more than minimum due (because i can & only way to pay off the debt in short term)
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	i live in a stable situation here in chicago. a family-owned 4 unit building. my total expenses monthly stay low because of this situation. 400 contributed to household and another approx 460 for things like, cell, transportation, food, etc. of course, it can vary if you have a month with some work clothes or things, but that's easily affordable. so, @ 860 total monthly living expenses, and 540 per month minimum required payments on revolving credit, credit line, student loan balance totals. i am working my way towards buying the property from family in a few years, so i do contribute to small improvements, etc.

Member Payment Dependent Notes Series 805015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
805015	$6,400	$6,400	19.29%	1.00%	August 3, 2011	August 11, 2016	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 805015. Member loan 805015 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Orange Lake CC and Resort	Debt-to-income ratio:	11.25%
Length of employment:	5 years	Location:	CLERMONT, FL

Home town:
Current & past employers:	Orange Lake CC and Resort
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,245.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent $450,cell 175,gas 400 and CC bills roughly 200
Please explain the reason why you carry a large revolving credit balance.	Not to pass the buck or play the blame game but most of that large revolving balance is due to repairs to my ex's car and she did not have the money to fix it so I helped her out. That and along with paying the minimum balance that is why it has stayed large.

Member Payment Dependent Notes Series 807322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
807322	$8,150	$8,150	15.23%	1.00%	August 3, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 807322. Member loan 807322 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,498 / month
Current employer:	North Florida Lincoln	Debt-to-income ratio:	19.15%
Length of employment:	10+ years	Location:	Jacksonville, FL

Home town:
Current & past employers:	North Florida Lincoln
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/11 > I need this loan to pay down my credit card debt faster. This is part of my plan to be virtually debt free in three years. All I will have left is my home loan. This will put me on track to save more towards my retirement. I have been employed at my current job for thirteen years. And have been in the same industry for over twenty. I have an excellent payment history. Borrower added on 08/01/11 > This loan is for paying off some of my credit card debt. This will pay off the higher rate cards. What I'm trying to do is get out of debt sooner then just by paying minimums(which would take forever.) I always pay on time but I'm just making the minimum now and not getting anywhere. My goal is to have all the credit cards paid in 4 years. Then I can start knocking down the Mortgage. I've been with my current employer for over thirteen years and have been in the same field for over twenty years. Borrower added on 08/01/11 > This loan is for paying off some of my credit card debt. This will pay off the higher rate cards. What I'm trying to do is get out of debt sooner then just by paying minimums(which would take forever.) I always pay on time but I'm just making the minimum now and not getting anywhere. My goal is to have all the credit cards paid in 4 years. Then I can start knocking down the Mortgage. I've been with my current employer for over thirteen years and have been in the same field for over twenty years. Borrower added on 08/01/11 > This loan is for paying off some of my credit card debt. This will pay off the higher rate cards. What I'm trying to do is get out of debt sooner then just by paying minimums(which would take forever.) I always pay on time but I'm just making the minimum now and not getting anywhere. My goal is to have all the credit cards paid in 4 years. Then I can start knocking down the Mortgage. I've been with my current employer for over thirteen years and have been in the same field for over twenty years.

A credit bureau reported the following information about this borrower member on July 6, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	77
Revolving Credit Balance:	$18,665.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My monthly expenses are $1369 for my mortgage which includes taxes and insurance. I have a home equity loan that is $129. And my monthly utilities average $360.

Member Payment Dependent Notes Series 808419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
808419	$21,000	$21,000	14.79%	1.00%	August 4, 2011	August 3, 2016	August 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 808419. Member loan 808419 was requested on July 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	14.58%
Length of employment:	10+ years	Location:	PALOS PARK, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/11 > business loan Borrower added on 07/20/11 > business loan

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	41
Revolving Credit Balance:	$17,674.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Business
What is your intended use for the loan proceeds?	Business
What is your intended use for the loan proceeds?	Business
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$1800-2000 month
If you have a delinquency in the last 2 years, please explain the reason.	None
What type of business are you starting?	Greek fast food (gyros-burgers-sausage)

Member Payment Dependent Notes Series 809741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
809741	$2,400	$2,400	5.42%	1.00%	August 3, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 809741. Member loan 809741 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Los Angeles County District Atty's Offic	Debt-to-income ratio:	7.78%
Length of employment:	7 years	Location:	Porter Ranch, CA

Home town:
Current & past employers:	Los Angeles County District Atty's Offic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,923.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	We have 2: The Citicard balance has about 9000.00 on it. We recently refurbished our house and used the money to do so. Citicard gave us 18 mos of interest free financing so we decided to use their money instead of ours until the interest kicks in. Then we'll pay it off. The discover card is our regular card. We put everything we can on it because we want to get the cash back. This card gets paid in full every month.
What is your intended use for the loan proceeds?	Hello, I just tried posting my answer but it was rejected saying that Federal lending laws prohibit information regarding age, family and marital status. So, I'll see if I can address this in a roundabout way...It's a gift to myself for a particular milestone (let's say 20 years for me and someone) and it's my summer/weekend car to take surfing. Hopefully this makes it through the federal censors.

Member Payment Dependent Notes Series 810960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
810960	$6,000	$6,000	15.99%	1.00%	August 8, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 810960. Member loan 810960 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	EZ Permits Inc	Debt-to-income ratio:	21.70%
Length of employment:	7 years	Location:	pembroke pines, FL

Home town:
Current & past employers:	EZ Permits Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,684.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly expenses are approximately $2700
Please describe your experience/familiarity with the business you are starting/started?	My wife & I started photography in 2005 right after our son was born and it has become a passion. For at least the last 1 1/2 years it has become a side business which we would like to make a full time business. We have a minimum of 4 clients per week and are in need of additional equipment and props to expand and make this a full time business.

Member Payment Dependent Notes Series 812976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
812976	$35,000	$35,000	22.48%	1.00%	August 9, 2011	August 8, 2016	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 812976. Member loan 812976 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	ConocoPhillips Inc.	Debt-to-income ratio:	20.68%
Length of employment:	10+ years	Location:	Ontario, CA

Home town:
Current & past employers:	ConocoPhillips Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

To the investors of this loan: The purpose of the requested funds is to pay off credit card bills and reduce the monthly cash out flow thus increasing the in cash flow and allowing early payoff on the loan that I am requesting. Thank you all for your support.

A credit bureau reported the following information about this borrower member on July 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	34	Months Since Last Delinquency:	14
Revolving Credit Balance:	$25,403.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My monthly expenses are approx; $5,000 that includes mortgage, car notes and credit card payment.
Please explain the reason why you carry a large revolving credit balance.	Due to the interest rate adjustments of the last year my revolving creit remains nuetral, with approval of the funds requested these and other loans will be paid in full
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage is 329,000 monthly payment is 2300.00 @ 6.75% interes Master Card is 3450 monthly payment is 190.00 @ 18.25 % interest Discover Card is 3768.23 monthly payment is 190.00. @ 14.50 % interest
Which debts do you plan to pay off with this loan?	I intend to pay off all credit card debts, and home improvement loans with the funds provided thus eliminated and reducing my debts
If you have a delinquency in the last 2 years, please explain the reason.	I have not had any delinquencies in the last two years
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I do not rent. Monthly Phone bill is 109.00 Utilities are approx: 300.00 Car insurance is 430.00 every six months Food expenses are approx: 400.00 a month
If you have a public record on file, please briefly explain the event and its resolution.	I have no public record on file
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	2300.00 house note 200.00 utilities 2200.00 annually for home owners insurance
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	15000.00 for credit card debt 10,000.00 for housing repairs 5000.00 for kitchen renovations 5000.00 for master bathroom renovations

Member Payment Dependent Notes Series 813026

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
813026	$18,000	$18,000	11.49%	1.00%	August 5, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 813026. Member loan 813026 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Spencer/East Brookfield Reg Sch District	Debt-to-income ratio:	7.50%
Length of employment:	9 years	Location:	Wheelwright, MA

Home town:
Current & past employers:	Spencer/East Brookfield Reg Sch District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > We are trying to put in an in-ground pool for the enjoyment of the summer.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	70
Revolving Credit Balance:	$43,703.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	We are putting in a pool.
What is your intended use for the loan proceeds?	We are putting in a pool.
Please explain the reason why you carry a large revolving credit balance.	I don't carry a large revolving credit balance. I believe you may be looking at someone else who may be on the wrong credit report. Is it possible to know which report you are looking at so I can try and get it off my report?

Member Payment Dependent Notes Series 813146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
813146	$9,000	$9,000	6.99%	1.00%	August 8, 2011	August 5, 2014	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 813146. Member loan 813146 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Blue Cross Blue Shield of KC	Debt-to-income ratio:	15.50%
Length of employment:	3 years	Location:	independence , MO

Home town:
Current & past employers:	Blue Cross Blue Shield of KC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > Will use to pay off credit card bills, and update 14 year old kitchen. Stable employment 14+ years. Thank you in advance for investing in this loan. null

A credit bureau reported the following information about this borrower member on July 13, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,042.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 814604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
814604	$6,400	$6,400	10.99%	1.00%	August 9, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 814604. Member loan 814604 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	Suncoast Electric	Debt-to-income ratio:	20.80%
Length of employment:	6 years	Location:	Largo, FL

Home town:
Current & past employers:	Suncoast Electric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am getting married on 11/11/11, and will be using it for that.

Member Payment Dependent Notes Series 814667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
814667	$9,000	$9,000	5.42%	1.00%	August 5, 2011	August 5, 2014	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 814667. Member loan 814667 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Hillside Family of Agencies	Debt-to-income ratio:	18.72%
Length of employment:	< 1 year	Location:	Plean, NY

Home town:
Current & past employers:	Hillside Family of Agencies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 13, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,644.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide some high level financials on the monthly costs / revenue of your business?	I am unsure if you are under the impression that I own the business occupying the building or if you are asking for the expenses/revenue for the building itself. The building is $39000 and is occupied by a branch of a regional business. They are paying $1500 per month in rent and I will be putting down 25%. Insurance will be $300 per month and property taxes are approx $3k per year. Net income per month minus any unforeseen/irregular expenses would be approx $900 per month.
What is your intended use for the loan proceeds?	Down payment on a piece of property that houses a long standing tenant of a successful regional plumbing and HVAC business that has multiple locations.
What do you project your monthly revenues for the first 6 months to be?	Gross, approx $1500 per month. Net, approx $850-900 per month. Initial building inspection indicate minimal short term expenses for building maintenance.
What do you project your monthly expenses for the first 6 months of your business?	While I am waiting for the formal building inspection report, initial observations indicate that near term building expenses should be minimal. P.I.T.I. should be approx $$650-700 per month.

Member Payment Dependent Notes Series 815548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
815548	$7,000	$7,000	10.99%	1.00%	August 8, 2011	August 14, 2016	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 815548. Member loan 815548 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,742 / month
Current employer:	Compact Power Equipment Centers	Debt-to-income ratio:	22.23%
Length of employment:	2 years	Location:	FORT MILL, SC

Home town:
Current & past employers:	Compact Power Equipment Centers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/11 > Data is in order of Balance, Interest Rate, Monthly Payment Credit Cards: Citi Bank $3356 9.9% * Citi Bank $182 9.9% * Discover $2033 9.9% * Home Depot $1370 9.9% * *Credit Cards are one monthly payment of $318. This is the debt that I want to consolidate with this loan. I have made these payments in full and on time each month for 3 years and this loan would reduce the monthly payments by half making payments easier in months where money is a little tighter. Mortgage $106,000 5.5% $708.06/month including escrow Student Loans Federal $17,032 5.875% $164.37 State $4474 3.25% $54.00 Citi $3513 3.62% $50.20

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Data is in order of Balance, Interest Rate, Monthly Payment Credit Cards: Citi Bank $3356 9.9% * Citi Bank $182 9.9% * Discover $2033 9.9% * Home Depot $1370 9.9% * *Credit Cards are one monthly payment of $318. This is the debt that I want to consolidate with this loan. I have made these payments in full and on time each month for 3 years and this loan would reduce the monthly payments by half making payments easier in months where money is a little tighter. Mortgage $106,000 5.5% $708.06/month including escrow Student Loans Federal $17,032 5.875% $164.37 State $4474 3.25% $54.00 Citi $3513 3.62% $50.20

Member Payment Dependent Notes Series 818831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
818831	$18,000	$18,000	10.99%	1.00%	August 5, 2011	July 30, 2014	July 30, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 818831. Member loan 818831 was requested on July 16, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	24.56%
Length of employment:	< 1 year	Location:	lothian, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,500.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 818939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
818939	$9,500	$9,500	15.62%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 818939. Member loan 818939 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Philips	Debt-to-income ratio:	24.65%
Length of employment:	1 year	Location:	LYNNWOOD, WA

Home town:
Current & past employers:	Philips
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,547.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I have three higher interest credit cards. A lot of this credit card debt is left over from college. I want to use a personal loan to pay less interest and have one payment.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$1700 covers my rent, auto insurance, auto payment, and student loan. Utilities are about another $75, with everything else (phone, food, gas, etc.) is about another $500. The total I pay for my monthly expenses with these estimates: $2275 I take home (after taxes, benefits, etc.) about $3400 a month. This leaves $1125 over to pay for unexpected expenses (car trouble, for example) and to pay off my current debt (or for going over budget, since the payment for this loan is around $335 a month, leaving $790 for this estimation).
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Current Debt: Student loan: ~33k @ ~4% on a 10 year (7-8 years left) - $400 monthly payment Auto loan: ~29k @ 1.9% on a 5 year (~4 years left) - $600.30 monthly payment Credit cards: 1.) $4950 @ 13%, $3359 @ 16%, and $1500 @ 22%. Minimum payment I believe is 1% + interest, but I always pay more than the minimum (using the debt snowballing technique).
If you have a delinquency in the last 2 years, please explain the reason.	No delinquencies in the past two years.

Member Payment Dependent Notes Series 819971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
819971	$30,000	$30,000	17.49%	1.00%	August 8, 2011	August 5, 2016	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 819971. Member loan 819971 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,250 / month
Current employer:	Milgard Manufacturing	Debt-to-income ratio:	8.65%
Length of employment:	6 years	Location:	Hollister, CA

Home town:
Current & past employers:	Milgard Manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	64
Revolving Credit Balance:	$1,825.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	my monthly expenses range from 4500-4700/month.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My monthly expenses range from 4500-4700/mo.
If you have a delinquency in the last 2 years, please explain the reason.	I do not have any delinquencies.
What is your intended use for the loan proceeds?	I plan to pay my parents back 15,000 and consolidate other bills.
Which debts do you plan to pay off with this loan?	I borrowed 15,000 from my parents awhile back and I would like to pay them back. I also want to consolidate 7500 in credit cards and the 6500 remaining on a timeshare loan.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	15000 parent loan. No interest, but i want to pay it back. I feel obligated. 7500 credit cards average 20% 6500 From remaining timeshare loan. 13% for 8 more years
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Total monthly expenses range between 4500-4700 for all bills. My mortgage piti is 2450/mo.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I borrowed 15,000 from my parents awhile back and I would like to pay them back. I also want to consolidate 7500 in credit cards and the 6500 remaining on a timeshare loan.
What is your intended use for the loan proceeds?	I plan to pay my parents back 15,000 and consolidate other bills.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	my monthly expenses range from 4500-4700/month.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My monthly expenses range from 4500-4700/mo.
If you have a delinquency in the last 2 years, please explain the reason.	I do not have any delinquencies.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Total monthly expenses range between 4500-4700 for all bills. My mortgage piti is 2450/mo.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I borrowed 15,000 from my parents awhile back and I would like to pay them back. I also want to consolidate 7500 in credit cards and the 6500 remaining on a timeshare loan.
Which debts do you plan to pay off with this loan?	I borrowed 15,000 from my parents awhile back and I would like to pay them back. I also want to consolidate 7500 in credit cards and the 6500 remaining on a timeshare loan.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	15000 parent loan. No interest, but i want to pay it back. I feel obligated. 7500 credit cards average 20% 6500 From remaining timeshare loan. 13% for 8 more years

Member Payment Dependent Notes Series 820067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
820067	$4,600	$4,600	15.62%	1.00%	August 3, 2011	July 31, 2014	July 31, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 820067. Member loan 820067 was requested on July 17, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,900 / month
Current employer:	The joule under Richfield mangement	Debt-to-income ratio:	12.20%
Length of employment:	3 years	Location:	frisco, TX

Home town:
Current & past employers:	The joule under Richfield mangement
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/11 > Good credit score, Have loaned through lending club before, am in good standing on the account.

A credit bureau reported the following information about this borrower member on July 17, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,375.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To pay off high interest credit cards. Summer months have been a little slow(they always are) for business. I also have some medical and dental bills which were unexpected but none the less need to be paid.
What is your intended use for the loan proceeds?	To pay off high interest credit cards. Summer months have been a little slow(they always are) for business. I also have some medical and dental bills which were unexpected but none the less need to be paid.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Currrent debt balances are as follows. 3600, 2000. No car payment. My monthly payments are 85.00 for a bank of america(which i would be using this loan to consolidate that) 45.00 for a master card that has 2000 on it. Phone bill is 100.00 a month. electric varies. I also have a loan through lending club that i got last year in the amount of 6,000. Its 33% payed off with no late payments

Member Payment Dependent Notes Series 820398

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
820398	$30,000	$30,000	19.69%	1.00%	August 5, 2011	August 5, 2016	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 820398. Member loan 820398 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	NACCO Industries, Inc.	Debt-to-income ratio:	17.13%
Length of employment:	10+ years	Location:	Lyndhurst, OH

Home town:
Current & past employers:	NACCO Industries, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/22/11 > Looking to consolidate two high interest rate credit cards to one with a lower payment. Borrower added on 07/26/11 > Tired of paying interest to the credit card companies and would like to consolidate and free up some money. Never defaulted on a loan and never will ! null

A credit bureau reported the following information about this borrower member on July 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	6
Revolving Credit Balance:	$42,809.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I never had a delinquency in the past 2 years that was due to NOT being able to pay a bill. I did have an issue with a creditor in that I switched Banks from Ohio Savings to BFG Federal Credit Union and began automatic bill pay. The timing was off between the payment schedule set by me and when the creditor said they obtained the money. Yes, I set it up so ultimately it is my fault but paid them via a wire transfer over the phone to get me back in their good graces, but they did not care and black flagged me. I am on track without issue since that time.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	2011 Monthly Finances Monthly Creditor Payment M&I Home Lending $1,200.00 GMAC - 2nd Mortgage $480.00 Jeep Payment $414.00 YMCA DRAFT DEDUCTION $56.03 Bank America $1215.14 Allstate Home Insurance $39.90 BFG VISA $164.33 Amex $1,200.00 Food and Utilities Bills $400.00

Member Payment Dependent Notes Series 820600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
820600	$12,000	$12,000	13.99%	1.00%	August 9, 2011	August 11, 2016	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 820600. Member loan 820600 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Bemer Enterprises	Debt-to-income ratio:	12.98%
Length of employment:	3 years	Location:	Willington, CT

Home town:
Current & past employers:	Bemer Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > To pay off initial loan and credit card debt at high interest rates. Borrower added on 07/28/11 > I am borrowing money to pay down debt w/ higher interest rates. Looking to buy a house within the year. People keep telling me the HELP is out there...."banks" don't seem very willing to HELP-hoping someone out there is. THANKS! null Borrower added on 07/30/11 > New to this peer-to-peer "borrowing". I appreciate very much those who have "funded" me so far....gets me closer to trying to save money toward a HOUSE! Not sure what I can/should put here that sways your decision to "fund".....but to anyone who does I truly appreciate your help toward my goal! I had time to peruse the prospectus, I was surprised at the # of folks sharing such personal info. It's disheartening how todays economy has struck so many GOOD HARD WORKING folks. I will venture an educated guess the majority of us have just gotten blind-sided by the ever increasing costs of EVERYTHING from med ins to heating fuel to gas. It just never seems to end. More stringent rules & regs were put in place to protect the financial intitutions. Ok fine, but how the honest, hard working folk, who have & are trying so to hard to STAY in the game, nevermind GET AHEAD, supposed to do just that when no one gives us the chance? I've worked very hard for 8 years to bring myself back from a really hard time and have done VERY well for myself and have not faltered. But unless youre credit score is in the 800's and have a 2nd income at home, banks just don't wanna talk to ya....Anyway, yes, the interest may be higher but I'm glad I found Lending Club, and the op to pre-pay w/out penalty exists if I am able in the future should my loan request fully fund! I have a goal - a strategy - 1 loan to pay off some debt w/ the much higher interest which will eventually facilitate looking for a house. A positive outlook and a little bit of faith go a looong way! I think it would be prudent to mention as well the "initial loan" imentioned was/in not w/ Lending Club. Thought I would clarify. Borrower added on 08/07/11 > I just want to send out a truly heartfelt THANK YOU to each and every investor who has done so in an effort to help me work toward my goal. I am SO grateful!! It's funny when you look, where you end up finding care, compassion and helping hands for...well, the less fortunate! LOL! THANK YOU!

A credit bureau reported the following information about this borrower member on July 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,316.00	Public Records On File:	1
Revolving Line Utilization:	33.10%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a public record on file, please briefly explain the event and its resolution.	Hi there, I noticed that on the prospectus...I turly don't know what" that means..."public record"? The only thing I can think it MIGHT mean...there was a bankruptcy filed in 2003. Since then, for my personal self, I have done nothing but rebuild n maintain good credit and am proud of doing well. My credit shows it. But as the economy gets increasingly tougher I have had to rely on cc's & have had to dip into my 401 for help along the way. What I have left in my 401 I would like to leave alone & utilize toward a down on a house.....so I am just working on options to downsize, keep my credit in the good standing it's in and get my financial ducks in row toward my goal. I hope that helps....
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Good Morning Mrs. Phelps - Good Q, and certainly fair! I started to write this itemizing each (I'm a very "explanatory" person...if you hadn't noticed!) but rather than do so....in a nutshell to answer your question a pretty good estimated total of what you asked would be roughly $ 2,000.00. That maybe a TAD high but a good one none the less based on the ever increasing costs of living as indicated in my comments. I pride myself on having worked very hard and diligently to maintain a good track record in the hopes of paying for something of MY OWN rather than lining somone elses's pocket with my hard earned dollar with rent forever. Keep puttin' one foot in front of the other! Again - hence my taking this avenue to bring DOWN my DTIR by paying off the debt of higher interest cards & the balance of a loan and God willing - within a year I'll be doing just that - paying for something I OWN! I appreciate your question, and if you would like an itemized answer I am happy to accomodate - just let me know. Have a great day!

Member Payment Dependent Notes Series 821466

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
821466	$3,600	$3,600	13.99%	1.00%	August 5, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 821466. Member loan 821466 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Ricoh Printing Systems America, Inc	Debt-to-income ratio:	16.10%
Length of employment:	2 years	Location:	Simi Valley, CA

Home town:
Current & past employers:	Ricoh Printing Systems America, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 18, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,202.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To Pay off high interest rate on 2 credit cards.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Mastercard: 17.9% owe $632. minimum payment $37 24.9% owe $729 Visa: 17.98% owe $1875. minimum payment $47
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Mastercard: 17.9% owe $632. minimum payment $37 24.9% owe $729 Visa: 17.98% owe $1875. minimum payment $47

Member Payment Dependent Notes Series 821716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
821716	$12,000	$12,000	5.42%	1.00%	August 3, 2011	August 3, 2014	August 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 821716. Member loan 821716 was requested on July 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,830 / month
Current employer:	financial services	Debt-to-income ratio:	0.60%
Length of employment:	< 1 year	Location:	Dublin, CA

Home town:
Current & past employers:	financial services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,640.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	The purpose of these funds is essentially delayed financing for the purchase of goods I need for my upcoming website launch (I own a brick and mortar retail store). I was able to procure the items at a 20% discount if I paid cash on the spot last month. Since I also have a brick and mortar store as where I can sell these items as well, it was a no brainer to take the deal. I also recently purchased a $40k ring (below wholesale) that I paid cash for last month as well. The wedding will be next June and I have already set aside the money for it. This loan is more for my peace of mind than anything else, as I don???t want to tap into my retirement accounts and pay the mandatory penalty if the worst case scenario happens and I have a cash crunch.
What is your intended use for the loan proceeds?	The purpose of these funds is essentially delayed financing for the purchase of goods I need for my upcoming website launch (I own a brick and mortar retail store). I was able to procure the items at a 20% discount if I paid cash on the spot last month. Since I also have a brick and mortar store as where I can sell these items as well, it was a no brainer to take the deal. I also recently purchased a $40k ring (below wholesale) that I paid cash for last month as well. The wedding will be next June and I have already set aside the money for it. This loan is more for my peace of mind than anything else, as I don???t want to tap into my retirement accounts and pay the mandatory penalty if the worst case scenario happens and I have a cash crunch.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$2850 Mortgage (Fully Amortized 20 yr Loan) $525 Property Taxes (Not Impounded) $50 Hazard Policy
What is your intended use for the loan proceeds?	The purpose of these funds is essentially delayed financing for the purchase of goods I need for my upcoming website launch (I own a brick and mortar retail store). I was able to procure the items at a 20% discount if I paid cash on the spot last month. Since I also have a brick and mortar store as where I can sell these items as well, it was a no brainer to take the deal. I also recently purchased a $40k ring (below wholesale) that I paid cash for last month as well. The wedding will be next June and I have already set aside the money for it. This loan is more for my peace of mind than anything else, as I don???t want to tap into my retirement accounts and pay the mandatory penalty if the worst case scenario happens and I have a cash crunch.
How are you paying for other wedding expenses not covered by this loan?	I have $30,000 put aside in brokerage account which is invested in perferred shares with a weighted dividend yield of roughly 7.5%. By borrowing this money, I would be earning at a 200 bp positive spread, while being taxed at the qualified dividend rate (15%) while also being able to write off the interest on this loan at my corporate tax level (28%). The spread between interest and effective tax rates, will more than cover the origination cost of this $12,000 loan.

Member Payment Dependent Notes Series 822695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
822695	$35,000	$35,000	13.99%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 822695. Member loan 822695 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	SAP	Debt-to-income ratio:	0.66%
Length of employment:	1 year	Location:	Coatesville, PA

Home town:
Current & past employers:	SAP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	64
Revolving Credit Balance:	$1,254.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	A business investment
What type of business are you starting?	I will be a member of an LLC investing in a Clear Spirits Company that is selling Class A Preferred Units for percentage ownership in the company
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My Credot card bills are typically $1200 per month and in those are included food, gas, cellphone etc)...my monthly rent is $1300 and utilities run about $400 per month.
Can you provide some high level financials on the monthly costs / revenue of your business?	I will not incur any costs..I am strictly an investor in the venture..I will be receivng monthly dividend payouts based on prime plue 1% as well as quarterly percetange of profits
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	$1300/month is my portion of the mortgage, which includes all applicable taxes and insurance.
What type of business are you starting?	I will be a member of an LLC investing in a Clear Spirits Company that is selling Class A Preferred Units for percentage ownership in the company
What type of business are you starting?	I will be a member of an LLC investing in a Clear Spirits Company that is selling Class A Preferred Units for percentage ownership in the company
What do you project your monthly revenues for the first 6 months to be?	I can send you projected revenues based on a Pro Forma sheet that was put together...However, $600 per month is built into the Operating Expenses to pay back investors over 7 years. The projected numbers with a conservative annual revenue of $2.25 million will give an annual return on MY investment of $9000...Based upon industry experience, location, staff and management team, etc...they are projecting annual revenues to be $3 million (Conservatively) would be close to $18K

Member Payment Dependent Notes Series 822881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
822881	$5,550	$5,550	8.49%	1.00%	August 8, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 822881. Member loan 822881 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	CenturyLink	Debt-to-income ratio:	26.89%
Length of employment:	10+ years	Location:	Lakewood, CO

Home town:
Current & past employers:	CenturyLink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > Adding 5.24 KW PV Solar System to home. Borrower added on 08/06/11 > 108 investors! Wow... it is humbling to know that there are 108 people willing to finance me. Many thanks.

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	66
Revolving Credit Balance:	$45,668.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	It is a short term situation. I've had to extend my credit balance for unexpected expenses, but I'm in the process of bringing down the amount of my revolving debt by 50% in the next few months.
Why are you doing this green project?	I strongly believe that PV solar offers a clean, safe, and economical way to provide electric to my home. I have a strong belief that I have an obligation to do what I can to provide my energy needs in a way that is better for the environment. I am also aware that over the long run I am also going to save money, but that is secondary to being green.

Member Payment Dependent Notes Series 822939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
822939	$20,675	$20,675	10.99%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 822939. Member loan 822939 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Avery Dennison	Debt-to-income ratio:	14.95%
Length of employment:	10+ years	Location:	Corona, CA

Home town:
Current & past employers:	Avery Dennison
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,968.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Don't know. I'd have to wait for the statements to come in. I pay more than the minimum.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	I plan to pay off two credit cards: 1: Q Card: $9K 2: Discover card: $10K
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Don't know. I'd have to wait for the statements to come in. I pay more than the minimum.
What is your intended use for the loan proceeds?	To pay off two credit cards with the highest interest rates.
Please explain the reason why you carry a large revolving credit balance.	I'm paying off two credit cards with this loan becasue the rate will be lower. The rest I will continue to make payments above the minimun until they are paid off.
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Don't know. I'd have to wait for the statements to come in. I pay more than the minimum.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	This question was already answered. Q Card: $9K Discover card: $10K
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortage: Already answered $2323 Car: paid off, gas $120 week Phone $39 Insurance part of mortgage Car insurance $700 every 6 moths Food $50-$100 week

Member Payment Dependent Notes Series 822981

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
822981	$6,125	$6,125	16.89%	1.00%	August 5, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 822981. Member loan 822981 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,358 / month
Current employer:	VHQC	Debt-to-income ratio:	19.00%
Length of employment:	1 year	Location:	Mechanicsville, VA

Home town:
Current & past employers:	VHQC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	15
Revolving Credit Balance:	$21,499.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I was divorced in 2008 and carried a large amount over from the divorce. I then lost my job in 2009 and as a single mom I had to rely on credit for many things. I am employed now and the loan request is made to pay those cards off at a lower interest rate and close the accounts.
What is your intended use for the loan proceeds?	consolidation to pay off and close charge accounts with higher interest rates

Member Payment Dependent Notes Series 823147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823147	$30,000	$30,000	19.29%	1.00%	August 5, 2011	August 5, 2016	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823147. Member loan 823147 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	WV Dept Transportation Div. of Highways	Debt-to-income ratio:	22.06%
Length of employment:	10+ years	Location:	Lerona, WV

Home town:
Current & past employers:	WV Dept Transportation Div. of Highways
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	53
Revolving Credit Balance:	$21,892.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage: $1,065 per month No Home Equity Loan No Student Loan American Electric Power: $225 per month avg Phone & Internet: $65 per month No public water bill as get potable water from a well No public sewer bill as property has septic tank system Property Taxes: $315 per year Home Owners Insurance: $1,100 per year Auto Insurance: $1,500 per year Discover Personal Loan $508 per month 17 payments remaining never been late
Please explain the reason why you carry a large revolving credit balance.	I have answered this question several times about a week ago. I have to ammend it each time as I am informed I list too much personal information. Here is the revised and edited answer: In the winter of 2006 I was sick with what I thought appeared to be the flu. After sometime went by and I was not getting any better I went to the emergency room. I was informed that I had a perforated bowel and my body had become septic. I was required to have surgery. After the surgery due to the amount of infection in my system I became septic again. I had to spend 33 days in the hospital and was off of work for recovering for almost 5 months. I did whatever I had to do to get by. I recovered and do well physically but have never fully recovered financially. Then again in 2008 someone close to me had to have a heart caterization performed on what had appeared to be a perfectly healthy person with a perfectly healthlyheart. It was found that he had an extra electrical pathway in his upper left quadrant of their heart. For almost two years they were in and out of doctor offices and hospitals with the doctors puzzled as to what was causing the medical problems. I had insurance but there were alot of costs and related expenses that insurance did not cover. A heart cath ablation is very expensive to say the least. The heart ablation was a success.Thank the Lord above the individual is doing terrific now. I have had some hardship and misfortune to say the least come my way unexpectedly over the last several years to result in most of my financial circumstances. I am by no means perfect and have made some bad decissions as well. I always have found a way to pay my debts and I will repay this loan as well. I am not an extravagent person. This loan consolidates everything into one payment and allows me to repay the debt in the for seeable future. I was raised in a very old fashioned manner. It is my debt, I don't live off of others and I will repay it.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month 6.13% No auto payment No student loan payments but have two bachelor degrees in Civil and Environmental Engineering and a Registered Professional Engineer Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
Which debts do you plan to pay off with this loan?	All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350 I need to have some automotive repairs performed at an estimated cost of $1,500 I would also like to have some work done to my home estimated in the amount of $4,500 and put the remaining in the bank.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month 6.13% No auto payment No student loan payments but have two bachelor degrees in Civil and Environmental Engineering and a Registered Professional Engineer Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
Which debts do you plan to pay off with this loan?	All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350 I need to have some automotive repairs performed at an estimated cost of $1,500 I would also like to have some work done to my home estimated in the amount of $4,500 and put the remaining in the bank.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage: $1,065 per month No Home Equity Loan No Student Loan American Electric Power: $225 per month avg Phone & Internet: $65 per month No public water bill as get potable water from a well No public sewer bill as property has septic tank system Property Taxes: $315 per year Home Owners Insurance: $1,100 per year Auto Insurance: $1,500 per year Discover Personal Loan $508 per month 17 payments remaining never been late
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month 6.13% No auto payment No student loan payments but have two bachelor degrees in Civil and Environmental Engineering and a Registered Professional Engineer Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
Which debts do you plan to pay off with this loan?	All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350 I need to have some automotive repairs performed at an estimated cost of $1,500 I would also like to have some work done to my home estimated in the amount of $4,500 and put the remaining in the bank.
Please explain the reason why you carry a large revolving credit balance.	I have answered this question several times about a week ago. I have to ammend it each time as I am informed I list too much personal information. Here is the revised and edited answer: In the winter of 2006 I was sick with what I thought appeared to be the flu. After sometime went by and I was not getting any better I went to the emergency room. I was informed that I had a perforated bowel and my body had become septic. I was required to have surgery. After the surgery due to the amount of infection in my system I became septic again. I had to spend 33 days in the hospital and was off of work for recovering for almost 5 months. I did whatever I had to do to get by. I recovered and do well physically but have never fully recovered financially. Then again in 2008 someone close to me had to have a heart caterization performed on what had appeared to be a perfectly healthy person with a perfectly healthlyheart. It was found that he had an extra electrical pathway in his upper left quadrant of their heart. For almost two years they were in and out of doctor offices and hospitals with the doctors puzzled as to what was causing the medical problems. I had insurance but there were alot of costs and related expenses that insurance did not cover. A heart cath ablation is very expensive to say the least. The heart ablation was a success.Thank the Lord above the individual is doing terrific now. I have had some hardship and misfortune to say the least come my way unexpectedly over the last several years to result in most of my financial circumstances. I am by no means perfect and have made some bad decissions as well. I always have found a way to pay my debts and I will repay this loan as well. I am not an extravagent person. This loan consolidates everything into one payment and allows me to repay the debt in the for seeable future. I was raised in a very old fashioned manner. It is my debt, I don't live off of others and I will repay it.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month No student loan payments but have two bachelor degrees in Civil and Environmental Engineering Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
Which debts do you plan to pay off with this loan?	All interest rates listed below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350 I need to have some automotive repairs performed at an estimated cost of $1,500 I would also like to have some work done to my home estimated in the amount of $4,500 and put the remaining in the bank
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month No student loan payments but have two bachelor degrees in Civil and Environmental Engineering Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
Which debts do you plan to pay off with this loan?	All interest rates listed below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350 I need to have some automotive repairs performed at an estimated cost of $1,500 I would also like to have some work done to my home estimated in the amount of $4,500 and put the remaining in the bank
Which debts do you plan to pay off with this loan?	American Express Account ending in 5-21003 $3,400 Bank of America Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month No student loan payments but have two bachelor degrees in Civil and Environmental Engineering Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
What is your intended use for the loan proceeds?	Consolidating existing debt and have only one payment on a fixed rate and payment that can be paid off in 60 months I also need to have some automotive work preformed as well as some much needed work to my home
Which debts do you plan to pay off with this loan?	American Express Account ending in 5-21003 $3,400 Bank of America Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month No student loan payments but have two bachelor degrees in Civil and Environmental Engineering Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage: $158k and $1,065 per month No student loan payments but have two bachelor degrees in Civil and Environmental Engineering Discover Personal Loan at 7.9% 15 payments remaining at $508 per month never late All interest rates below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Consolidate debt into one payment that can be paid off in the forseeable future All interest rates listed below range from 14.99 to 25% American Express Account ending in 5-21003 $3,400 Bank of American Account ending in 8014 $900 Lowes Home Improvement Account ending in 3558 $1,500 Discover Account ending in 6666 $4,800 Chase Account ending in 6832 $5,350 Chase Account ending in 6777 $3,350 I need to have some automotive repairs performed at an estimated cost of $1,500 to $1,800 I would also need to have some work done to my home estimated in the amount of $4,500
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage: $1,065 per month Transportation Expense: $Approximate $200 per month Gas No Home Equity Loan No Student Loan American Electric Power: $225 per month avg Phone & Internet: $65 per month No public water bill as get potable water from a well No public sewer bill as property has septic tank system Property Taxes: $315 per year Home Owners Insurance: $1,100 per year Auto Insurance: $1,500 per year Discover Personal Loan $508 per month 17 payments remaining never been late

Member Payment Dependent Notes Series 823204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823204	$18,000	$18,000	8.49%	1.00%	August 8, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823204. Member loan 823204 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Davita	Debt-to-income ratio:	12.63%
Length of employment:	3 years	Location:	Danville, CA

Home town:
Current & past employers:	Davita
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > Although I have strong cash flows from a stable (3yrs+) finance professional position, I'm saddled with high interest (~19%) credit card debt which I'd like to consolidate under one loan that has a relatively lower APR. I'm not experiencing difficulty under my current level of debt service, but am cognisant that I can decrease my debt repayment horizon if I refinance under a lower APR.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,625.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	The following is a high level summary of my monthly budget: Monthly Income (Annual Net Salary / 12) ~$4,600 None-Discretionary* Monthly Expenses ~$2,700 Avg. Discretionary** Expenses ~$1,600 Monthly Cash Flow (Income - Expenses) (+)$300 *None-Discretionary (ie rent, bills, debt service, gas, etc) **Discretionary (ie groceries, dining out, entertainment, miscellaneous, etc)
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The following is my credit card debt that I am seeking to consolidate and refinance w/ the LC loan: CC1 ~$10,800 Balance / 19.24% APR CC2 ~$7,200 Balance / 19.99% APR I don't have all of the details of my student loan handy at the moment, but off of the top of my head the balance is around $40-45K @ an APR that is around 2% w/ monthly payments of about $400. This is accounted for in my monthly expenses but is not something that I am seeking to refinance given the terms.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	The following is a high level summary of my monthly budget: ?? Monthly Income (Annual Net Salary / 12) ~$4,600 None-Discretionary* Monthly Expenses ~$2,700 Avg. Discretionary** Expenses ~$1,600 ?? Monthly Cash Flow (Income - Expenses) (+)$300 ?? ?? *None-Discretionary (ie rent, bills, debt service, gas, etc) **Discretionary (ie groceries, dining out, entertainment, miscellaneous, etc)

Member Payment Dependent Notes Series 823368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823368	$14,000	$14,000	18.79%	1.00%	August 3, 2011	August 3, 2016	August 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823368. Member loan 823368 was requested on July 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	wells fargo bank	Debt-to-income ratio:	15.72%
Length of employment:	10+ years	Location:	LUGOFF, SC

Home town:
Current & past employers:	wells fargo bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	7
Revolving Credit Balance:	$17,707.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 823374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823374	$20,000	$17,850	21.74%	1.00%	August 4, 2011	August 3, 2016	August 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823374. Member loan 823374 was requested on July 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,901 / month
Current employer:	U.S. Marine Corps	Debt-to-income ratio:	18.78%
Length of employment:	10+ years	Location:	MCBH Kaneohe Bay, HI

Home town:
Current & past employers:	U.S. Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 06/29/11 > Loan will be used to finish basement in order to maximize rent, add value on the property, and maximize positive cashflow up to $600 a month.

A credit bureau reported the following information about this borrower member on June 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	14
Revolving Credit Balance:	$9,840.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Breakdown of monthly expenses: Current mortgage on existing home is $807, room to include all utilities $900, debts $600, food $400, fuel $200, miscellaneous $100, phone $100, car insurance $ 62, medical and dental covered by military. Total monthly expenses - $3169
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Breakdown of monthly expenses: Current mortgage on existing home is $807, room to include all utilities $900, debts $600, food $400, fuel $200, miscellaneous $100, phone $100, car insurance $ 62, medical and dental covered by military. Total monthly expenses - $3169
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	*$900 rent to include all utlities *$807 mortgage to include escrow (PITI) on property being rented
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	*$900 for rent to include all utilities *$807 for mortgage to include escrow (PITI) on property being rented
What is the total balance and monthly payments of your mortgage loan(s) and/or HELOCs?	Balance $131,000 monthly payment $807
What is the balance, interest rate, and monthly payments of your mortgage loan(s) and/or HELOCs?	Balance $131,000, monthly payment $807, 4% interest
What is the estimated current market value of your home?	$144,000 based on the VA's appraisal
What is your intended use for the loan proceeds?	Finish 1493 sq. ft. basement to build more equity on existing property. Property is currently renting for $1000 and can be rented for up to $1200 wihout a finished basement. Finishing the basement will raise rent to $1400-1600 a month and raise current value on property from $144,000 to possibly $174,000 while the property pays for itself due to rental demand in the area.
What is your intended use for the loan proceeds?	Finish 1493 sq. ft. basement to build more equity on existing property. Property is currently renting for $1000 and can be rented for up to $1200 wihout a finished basement. Finishing the basement will raise rent to $1400-1600 a month and raise current value on property from $144,000 to possibly $174,000 while the property pays for itself due to rental demand in the area.
Is this for a home improvement you have already made, or one that you are planning to make?	planning to make
If you have a delinquency in the last 2 years, please explain the reason.	I was delinquent on 1 payment in April of 2010 due to my operational tempo being deployed to a foreign country where internet access was limited.
If you have a delinquency in the last 2 years, please explain the reason.	I was delinquent on 1 payment in April of 2010 due to my operational tempo being deployed to a foreign country where internet access was limited.
What is your intended use for the loan proceeds?	Finish 1493 sq. ft. basement to build more equity on existing property. Property is currently renting for $1000 and can be rented for up to $1200 wihout a finished basement. Finishing the basement will raise rent to $1400-1600 a month and raise current value on property from $144,000 to possibly $174,000 while the property pays for itself due to rental demand in the area.

Member Payment Dependent Notes Series 823388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823388	$6,000	$6,000	5.99%	1.00%	August 4, 2011	August 5, 2014	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823388. Member loan 823388 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	LW ZELMORE HEATING and COOLING	Debt-to-income ratio:	17.62%
Length of employment:	6 years	Location:	LATROBE, PA

Home town:
Current & past employers:	LW ZELMORE HEATING and COOLING
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > I always pay my bills on the due date. I live with another person that helps pay my bills.

A credit bureau reported the following information about this borrower member on July 22, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,496.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I would like to use this money to buy a diamond engagement ring and all so put what I don't use into my saveing's account.
What is your intended use for the loan proceeds?	I would like to use this money to buy a diamond engagement ring and all so put what I don't use into my saveing's account.
What is your intended use for the loan proceeds?	I would like to use this money to buy a diamond engagement ring and all so put what I don't use into my saveing's account.
What is your intended use for the loan proceeds?	I would like to use this money to buy a diamond engagement ring and all so put what I don't use into my saveing's account.
What is your intended use for the loan proceeds?	I would like to use this money to buy a diamond engagement ring and all so put what I don't use into my saveing's account.
What is your intended use for the loan proceeds?	I would like to use this money to buy a diamond engagement ring and all so put what I don't use into my saveing's account.
What is your intended use for the loan proceeds?	I would like to use this money to buy a diamond engagement ring and all so put what I don't use into my saveing's account.

Member Payment Dependent Notes Series 823684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823684	$7,000	$7,000	10.59%	1.00%	August 5, 2011	August 3, 2014	August 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823684. Member loan 823684 was requested on July 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Cadogan Tate	Debt-to-income ratio:	8.17%
Length of employment:	6 years	Location:	freeport, NY

Home town:
Current & past employers:	Cadogan Tate
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,804.00	Public Records On File:	1
Revolving Line Utilization:	29.80%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	my mortgage, car and bike payment. i also have one credit card payment. althought, my mortgage is 2500 per month; i only pay 1250 as my girlfriend and brother help me with the other half
If you have a public record on file, please briefly explain the event and its resolution.	public record? what is this?

Member Payment Dependent Notes Series 823784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823784	$6,000	$6,000	7.49%	1.00%	August 5, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823784. Member loan 823784 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Reynolds Buick	Debt-to-income ratio:	2.16%
Length of employment:	1 year	Location:	Placentia, CA

Home town:
Current & past employers:	Reynolds Buick
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > We recently purchased an enclosed trailer and paid for it using a credit card. This loan would be used to transfer that credit card debt into a more economical loan. Borrower added on 07/28/11 > Been employed in the same industry for over 22 years.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,817.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 823960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823960	$10,000	$10,000	11.99%	1.00%	August 5, 2011	August 3, 2016	August 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823960. Member loan 823960 was requested on July 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	ConocoPhillips	Debt-to-income ratio:	14.12%
Length of employment:	10+ years	Location:	Kingwood, TX

Home town:
Current & past employers:	ConocoPhillips
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,413.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much money are you providing out of pocket as a down payment for this purchase?	2000.00
What type of vehicle are you buying (make, model, year, mileage and condition)?	-Harley Davidson Twin Cam 88 with some Screaming Eagle Internals and Screaming Eagle Intake Manifold Year: 2005 Miles: 3000 Great condition -Custom Bare Bones Frame -51 degree rake -Frame True Flame Painted and Stretched 13" up / 9" out / 2" back / 5" drop seat with a single down tube -Custom Neck (check out the pictures) -Flaming dice in neck -Custom made seat and matching removable passenger seat -Forward Controls -Fat Catz Custom tank and fenders -Custom "True Flames" paint on the frame, tank, and fenders -Amazing Mural on the tank outlined with purple metal flake (check out the pictures) -240 Rear Tire

Member Payment Dependent Notes Series 823999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
823999	$20,000	$15,300	7.49%	1.00%	August 9, 2011	August 3, 2014	August 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 823999. Member loan 823999 was requested on July 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Produce Pak	Debt-to-income ratio:	5.61%
Length of employment:	10+ years	Location:	Camarillo, CA

Home town:
Current & past employers:	Produce Pak
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/11 > I am going to use this loan to pay off higher credit card balances.

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,330.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	pay off higher credit cards
What is the total balance of your credit cards, interest rates and current monthly payments?	18,500 18.75%... I usually throw $600 at it a month,..I think min is 300.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Total around 8500

Member Payment Dependent Notes Series 824073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
824073	$3,400	$3,400	15.99%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 824073. Member loan 824073 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Potbelly Sandwich Works	Debt-to-income ratio:	0.84%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Potbelly Sandwich Works
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,509.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To buy an engagement ring.

Member Payment Dependent Notes Series 824387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
824387	$20,000	$20,000	17.99%	1.00%	August 8, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 824387. Member loan 824387 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	San Bernardino City School District	Debt-to-income ratio:	20.71%
Length of employment:	10+ years	Location:	Running Springs, CA

Home town:
Current & past employers:	San Bernardino City School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,459.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My mortgage is 1400 a month. That includes tax and insurance. Utilities usually run abou 140 for all.
What is the home improvement project you are planning?	We are basically adding another house! We are adding a bedroom, master bedroom, master bath, 900 sq ft game room and a garage. Most of it is paid for, we just need some help to get it done before the snow flies!
Is the improvement to your primary residence or an investment property?	Primary
If you have a delinquency in the last 2 years, please explain the reason.	I have not had a delinquency...
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My mortgage is $1400 w/ an escrow for insurance and taxes. The rest of my expenses total right around $650.00.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	We are finishing up a home improvement project. The money will be used for cement and retaining wall work.
What is your intended use for the loan proceeds?	Home improvement...we are adding a master bedroom and garage. Thanks!

Member Payment Dependent Notes Series 824729

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
824729	$10,000	$10,000	11.99%	1.00%	August 8, 2011	August 6, 2016	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 824729. Member loan 824729 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Barrington School District	Debt-to-income ratio:	13.72%
Length of employment:	10+ years	Location:	Schaumburg, IL

Home town:
Current & past employers:	Barrington School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/11 > business for a investment on family Borrower added on 07/23/11 > I am helping my brother in his business. He has all the customers set up ,major upside to investing in him ,and he has the experience to run it well Borrower added on 07/24/11 > A small business loan for investment null Borrower added on 08/04/11 > Rent is 800 no insurance 200 for utitles null

A credit bureau reported the following information about this borrower member on July 21, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,411.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To help my brother open a semi truck detail business he has customers waiting for him to open up ,if that helps u on ur decision to invest . He has 16 years in the business detailing. The loan will be used for startup costs and lease
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Rent 800 and 200 utilities live alone
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent 800 utilities 200 food 150 a month car insurance 70 a month gas for car 160 a month .l pay my bills on time proof is in credit score no late payments

Member Payment Dependent Notes Series 824881

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
824881	$14,000	$14,000	15.99%	1.00%	August 5, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 824881. Member loan 824881 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,505 / month
Current employer:	Joy Mining Machinery	Debt-to-income ratio:	12.32%
Length of employment:	4 years	Location:	Winfield, AL

Home town:
Current & past employers:	Joy Mining Machinery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	70
Revolving Credit Balance:	$12,355.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Student Loans: ~$50k Interest Rate = 6.8% Credit Cards: $9200 - Interest 22.3% to 26% Furniture: $2600 Interest rate = 12% Mortage: $1,600 Interest rate = 4.62%
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortage: $1600 Transportation: $527 Utilities: $438 with phone Insurance: $78 Food: $300
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	This question has already been answered...please review questions already asked about the loan. Thanks and have a blessed evening.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	To pay off the credit cards (then cut them up) and also to pay off the furniture. Thanks and have blessed evening.

Member Payment Dependent Notes Series 824978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
824978	$12,400	$12,400	13.49%	1.00%	August 3, 2011	August 4, 2016	August 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 824978. Member loan 824978 was requested on July 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Nikken Inc	Debt-to-income ratio:	15.69%
Length of employment:	6 years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	Nikken Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/11 > needs funds for debt consolidation Borrower added on 07/21/11 > need funds for debt consolidation have a secure job maintained good credit

A credit bureau reported the following information about this borrower member on July 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,146.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	rent...none utilities/groceries...partial (everyone in the family contributes) car payment...approx $395/month cel phone...approx $50/month I pre pay my car insurance for the entire year medical insurance provided by my employer gas/tollroads
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	N/A...my parents own the home
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	AMEX...approx $2000 CHASE MC...approx $3000 HONDA FINANCE...approx $13,000
Which debts do you plan to pay off with this loan?	AMEX...approx $2000 CHASE MC...approx $3000 HONDA FINANCE...approx $13,000 I plan to pay off all of the above
What is your intended use for the loan proceeds?	Debt consolidation

Member Payment Dependent Notes Series 825264

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
825264	$12,000	$12,000	5.99%	1.00%	August 4, 2011	August 8, 2014	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 825264. Member loan 825264 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Dalaware North Companies	Debt-to-income ratio:	10.77%
Length of employment:	7 years	Location:	cape canaveral, FL

Home town:
Current & past employers:	Dalaware North Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > Have been working at the same company for 7.5 years

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,504.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide additional details regarding the purpose of the loan?	1800.00 per month
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	1800.00 per month
What is your intended use for the loan proceeds?	buy a car
Please explain the reason why you carry a large revolving credit balance.	helped bother and sister out in passed
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	2500-2600 each month

Member Payment Dependent Notes Series 825433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
825433	$20,000	$20,000	17.49%	1.00%	August 5, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 825433. Member loan 825433 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Boone County Schools	Debt-to-income ratio:	24.64%
Length of employment:	10+ years	Location:	Hebron, KY

Home town:
Current & past employers:	Boone County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > I would like to consolidate all credit card debt into one payment, so that I can make progress on paying it off. I want to know that in five years I will be debt free. Thanks for your help! Borrower added on 07/28/11 > I appreciate the investors who have already committed to funding my loan. I would love to know that I can be out of debt after five years. Thanks again!

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	47
Revolving Credit Balance:	$20,299.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	I have three major credit cards with a total balance of $19,000. My credit information is as follows: Chase Visa 11,700 17.24% interest minimum payment approx. 290.00/month US Bank 3,750 14.99% interest minimum payment approx. 90.00/month Discover 3,560 5.99% interest minimum payment approx. 115.00/month
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	After taxes and deductions, I have a total net income of 5950.00/month. My house, cars and utilities run about $3000.00. My credit is currently a little over $500.00/month.
Please explain the reason why you carry a large revolving credit balance.	I have recently finished a second master's degree in educational administration. Due to the cost of obtaining this degree, the balances on my cards have grown. I feel that this degree was a good investment and hope that it will create better job opportunities for me. I am trying to pay off my credit, but I do not feel that I am getting anywhere. I would like to obtain this loan so that I know I will be out of debt after 60 payments.
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Chase Visa 11700 minimum payment $300 17.24% Discover 3500 minimum payment $115 3.99% US Bank 3750 minimum payment $100.00 14.99%
What is the total balance of your credit cards, interest rates and current monthly payments?	I have three major credit cards with a total balance of $19,000. My credit information is as follows: Chase Visa 11,700 17.24% interest minimum payment approx. 290.00/month US Bank 3,750 14.99% interest minimum payment approx. 90.00/month Discover 3,560 5.99% interest minimum payment approx. 115.00/month
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Chase Visa 11,700 17.24% interest min. payment $290.00 Discover 3,562
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	After taxes and deductions, I have a total net income of 5950.00/month. My house, cars and utilities run about $3000.00. My credit is currently a little over $500.00/month.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Chase Visa 11,700 17.24% interest min. payment $290.00 Discover 3,562
What is the total balance of your credit cards, interest rates and current monthly payments?	I have three major credit cards with a total balance of $19,000. My credit information is as follows: Chase Visa 11,700 17.24% interest minimum payment approx. 290.00/month US Bank 3,750 14.99% interest minimum payment approx. 90.00/month Discover 3,560 5.99% interest minimum payment approx. 115.00/month
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	Chase Visa 11700 minimum payment $300 17.24% Discover 3500 minimum payment $115 3.99% US Bank 3750 minimum payment $100.00 14.99%

Member Payment Dependent Notes Series 826173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
826173	$15,000	$15,000	12.99%	1.00%	August 4, 2011	August 5, 2016	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 826173. Member loan 826173 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	Red Stone Equity Partners	Debt-to-income ratio:	2.88%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Red Stone Equity Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,135.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	Balance is $12,600 at 14.99% and I pay $650 - $750 a month which exceeds the minimum requirement.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent $3208; Transportation $0 (walk/bike everywhere); Utilities $120; Phone $15; Insurance $15; Food $750
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Rent $3208; Transportation $0 (walk / bike everywhere); Utilities $120; Phone $15; Insurance $15; Food $750
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The loan is to place my credit card (one) on a fixed payment plan. I recently moved from Cleveland to LA and incurred several expenses. I would prefer to have a fixed payment plan to pay-off this debt.
What is your intended use for the loan proceeds?	Consolidate the credit card debt into a fixed loan payment so I can be debt free in 5 years.

Member Payment Dependent Notes Series 826293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
826293	$13,475	$13,475	16.49%	1.00%	August 5, 2011	August 5, 2016	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 826293. Member loan 826293 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	ManTech International corp	Debt-to-income ratio:	23.23%
Length of employment:	2 years	Location:	Killeen, TX

Home town:
Current & past employers:	ManTech International corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	45
Revolving Credit Balance:	$5,831.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I would like to consolidate all my debt, which I have accumulated during my years of service in the Army. I will be getting married on October 15 2011 and think it would be convenient and easier for my husband to be and I to management my debt through one lender.

Member Payment Dependent Notes Series 826400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
826400	$3,000	$3,000	11.49%	1.00%	August 3, 2011	August 5, 2016	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 826400. Member loan 826400 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	n/a	Debt-to-income ratio:	8.56%
Length of employment:	n/a	Location:	Chicago, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,441.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	In April of 2011 I was hit with a $2650.00 bill for a new gold bridge from my dentist because my old 26-year-old bridge broke and I had to charge it to Care Credit which is also known as The GE Money Bank. In the same month, I was hit with an $800.00 PC repair bill from Staples Easy Tech which I had to charge to my Staples Credit Card with Citibank because my PC needed half a dozen updates and more memory and it was acting very weirdly. Thank you very much for all your time, help and consideration.

Member Payment Dependent Notes Series 826555

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
826555	$20,000	$20,000	10.99%	1.00%	August 3, 2011	August 5, 2014	August 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 826555. Member loan 826555 was requested on July 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	DEBORAH COOPER NEWLAND DDS	Debt-to-income ratio:	17.26%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	DEBORAH COOPER NEWLAND DDS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/11 > $708.00 rent, electric $80.00, medical ins $435.00, auto ins $120.00- credit card discover, 12100.00 (I pay 300.00 tp 500.00 whatever I can manage), discover personal loan $523.63 per mo. should be paid in full in December, HSBC credit card 1350.00 rate 23.99. Target Bank $709.00. I paln to pay-off all credit card accounts so I can manage my spending and be able to breathe easier with the current economy. I am afraid if I donot I could be in trouble.

A credit bureau reported the following information about this borrower member on July 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	23
Revolving Credit Balance:	$14,656.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	738.00 rent + water, 80.00 electric, medical ins 435.00, car / renter ins 120.00 + life ins 49.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	12100.00 discovercard ( int rate 2650 I pay 300.00 to 500.00 mo, 5191.00 discover personal loan ( int in balance) I pay 526.63 mo., 1300.00 HSBC credit card,(26%) I pay 150.00 mo, 750.00 target bank I pay 75.00 to 100.00 mo
Which debts do you plan to pay off with this loan?	I want to payoff all credit cards and personal loan, I am hoping to make 1 payment to cover all so I can manage expenses better and not do this again
If you have a delinquency in the last 2 years, please explain the reason.	no deliquency(s) - I do have very good credit, I hope to keep it that way. That is why I want to consolidate to one payment so I can manage all better and I
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	12100.00 discovercard ( int rate 2650 I pay 300.00 to 500.00 mo, 5191.00 discover personal loan ( int in balance) I pay 526.63 mo., 1300.00 HSBC credit card,(26%) I pay 150.00 mo, 750.00 target bank I pay 75.00 to 100.00 mo

Member Payment Dependent Notes Series 826922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
826922	$15,000	$15,000	13.99%	1.00%	August 8, 2011	August 6, 2016	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 826922. Member loan 826922 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	big boyz bail bonds	Debt-to-income ratio:	18.90%
Length of employment:	2 years	Location:	baltimore, MD

Home town:
Current & past employers:	big boyz bail bonds
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/11 > I plan to use these funds to pay off my high interest credit cards.what makes me a good borrower is I have never missed a payment on any of my bills,I have owned my home for the last 7 years though i still have a mortgage,I have a sound family budget and I have a very good job in the law enforcement field

A credit bureau reported the following information about this borrower member on July 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,619.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$4800 credit card @24% mo. payment $157- $4300 credit card@23% mo. payment$139$2870 credit card@ 0%for 7mo. payment per mo. $70 -$1200 credit card @ 0% for 12mo.payment per mo.$50- $2000 credit card @ 24% mo. payment $70- $2500 car loan mo. payment $240- home mortgage $990per mo.- 2nd mortagage $314 per mo. with 2 yrs left

Member Payment Dependent Notes Series 826987

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
826987	$6,900	$6,900	9.99%	1.00%	August 4, 2011	August 6, 2014	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 826987. Member loan 826987 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Amerigas	Debt-to-income ratio:	15.42%
Length of employment:	3 years	Location:	orlando , FL

Home town:
Current & past employers:	Amerigas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,744.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of vehicle are you buying (make, model, year, mileage and condition)?	i am currently looking at a 2009 nissan sentra good condition about 40,000 miles.
What are the balances, interest rates, and monthly payments on any other auto obligations?	i am a co-signer on another loan which has a 4.5% interest balance left is about $8,000 but it is my mother's primary vehicle and she is the primary on the account so i do not make the payments she does .
Is this loan for a refinance, lease or purchase?	the loan will be for a purchase.
How are you covering other costs related to this car transaction (taxes, registration, insurance)?	other cost related to the vehicle purchase will be covered by myself, (tax, tag, tittle and any difference in price if applicable)
Please explain the reason why you carry a large revolving credit balance.	i am a student finishing my bachelors degree so most of those balances are from books and other education related expenses.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	i have no monthly obligations related to housing i contribute about $200 over all but is not required i do it to help.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	the only monthly obligations are $70 for phone, and $200 that contribute to housing and other related expenses.
How much money are you providing out of pocket as a down payment for this purchase?	Depending on what tag, taxes, and title etc are about $1500 of my own.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	the only monthly obligations are $70 for phone, and $200 that contribute to housing and other related expenses.

Member Payment Dependent Notes Series 827049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827049	$21,500	$21,500	22.11%	1.00%	August 4, 2011	August 6, 2016	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827049. Member loan 827049 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	New Resources Consulting LLC	Debt-to-income ratio:	15.78%
Length of employment:	< 1 year	Location:	Milwaukee, WI

Home town:
Current & past employers:	New Resources Consulting LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/11 > I learned my lesson with credit cards the hard way. Now the credit card companies keep raising my rates so I'm trying to consolidate my debt into a fixed rate loan. I'm currently spending ~$800/mo. on credit card bills, and with no end in sight and interest rates on the rise I decided to get into a more stable and structured pay plan. I appreciate all those who invest in my fund! Thank you!

A credit bureau reported the following information about this borrower member on July 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	4
Revolving Credit Balance:	$20,852.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I'm hoping to transfer my high interest credit card debt into more manageable, fixed rate lower interest loan. Even at the relatively high interest rate of this loan, it is still lower and will allow me to pay it off in about 4 years. In my current situation, it will take me more than twice that long and cost far more in interest.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly take home pay is ~$4,500. My monthly expenses are ~$3,500. Right now, most of the remaining $1,000 is going to credit cards - $800/mo.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly take home pay is ~$4,500. My monthly expenses are ~$3,500. Right now, most of the remaining $1,000 is going to credit cards - $800/mo.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly take home pay is ~$4,500. My monthly expenses are ~$3,500. Right now, most of the remaining $1,000 is going to credit cards - $800/mo.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly take home pay is ~$4,500. My monthly expenses are ~$3,500. Right now, most of the remaining $1,000 is going to credit cards - $800/mo.
If you have a delinquency in the last 2 years, please explain the reason.	I've had my car loan for four years and my mortgage for three and I have always paid in full and on time. The only time I have ever missed a payment was with my best buy credit credit card. I bought a new tv maybe a year ago, and wanted to use my best buy credit card for a 0% financing promotion. When it came time to pay, the salesman discovered there was a crack across the magnetic strip (I hardly ever use it) , so the salesman said he'd just order me a new card and charge it with the card number. I thought this meant a new card for my existing account, but he had actually opened me a new account. I had an auto-pay set up for the payment, so it took me a couple months to realize what had happened. They payments were going to the wrong account! I tried to call and explain this to the best buy folks but they seemed like they could care less. Not a good experience.
Please explain the reason why you carry a large revolving credit balance.	A home remodeling project went over budget.

Member Payment Dependent Notes Series 827098

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827098	$20,000	$20,000	15.23%	1.00%	August 8, 2011	August 6, 2016	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827098. Member loan 827098 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	BNSF	Debt-to-income ratio:	13.90%
Length of employment:	10+ years	Location:	Havre, MT

Home town:
Current & past employers:	BNSF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,104.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	mortgage 1200.00 utilities 300.00 credit cards 600.00 no insurance, taxes etc. as they are wrapped into my house payment
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%
Which debts do you plan to pay off with this loan?	I plan to pay off all credit card balances, than close all the accounts.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%
Which debts do you plan to pay off with this loan?	I plan to pay off all credit card balances, than close all the accounts.
Please explain the reason why you carry a large revolving credit balance.	for several years, it was too easy to get credit. I used the credit just because it was there. Over the years, priorities have really changed and I would like to have NO debt except the mortgage. Times have changed and I worry more about retirement etc. than I did when I was younger.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	mortgage 134,000 @ 6.25% Chase credit card 5500.00 @ 15.0 % Care Credit Card 2400.00 @ 13.0% Union plus card 6800.00 @ 8.9% Dell Credit card 1700.00 @ 27.0 % GE money Bank 3600.00 @ 11.0%

Member Payment Dependent Notes Series 827374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827374	$5,000	$5,000	5.42%	1.00%	August 8, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827374. Member loan 827374 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Savannah/Chatham Co. Schools	Debt-to-income ratio:	9.18%
Length of employment:	10+ years	Location:	Savannah, GA

Home town:
Current & past employers:	Savannah/Chatham Co. Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > This is my Get Out of Debt Loan! Borrower added on 08/02/11 > I will pay this off in less than 3 years.

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,120.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	Chase One and Am Express
What is your intended use for the loan proceeds?	To consolidate Am Ex and Chase

Member Payment Dependent Notes Series 827524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827524	$4,900	$4,900	6.99%	1.00%	August 4, 2011	August 6, 2014	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827524. Member loan 827524 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	M&M Excavation Co	Debt-to-income ratio:	15.25%
Length of employment:	7 years	Location:	Loveland, CO

Home town:
Current & past employers:	M&M Excavation Co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,837.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 827553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827553	$15,000	$15,000	6.99%	1.00%	August 9, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827553. Member loan 827553 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Ontario-Montclair School District	Debt-to-income ratio:	0.60%
Length of employment:	10+ years	Location:	Ontario, CA

Home town:
Current & past employers:	Ontario-Montclair School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > I will use the funds to pay off credit cards and pay for a dental implant.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,398.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Cards Balance Minimum Payment CareCredit ??? G. E. Money Bank 475.00 25.00 APR 26.99% 6 mos. interest free 1-866-893-7864 Previously, I paid off my balance within the 6 months interest free period. But I won???t be able to do that once the implant is completed and that charge is added to the account. Arrowhead Credit Union (Visa) 1,006.88 17.00 11.99% 1-800-441-7787 OMSEFCU (Visa) 9,534.05 284.00 9.48% 1-800-615-1161 Line of Credit KOHL???S 0.00 0.00 21.90% 1-800-564-5740 Installment Plan OMSEFCU (Auto) 14,888.23 342.00 4.24% 909-983-1959 I was helping out my son on this one. They needed me in order to approve the purchase. He gives me the money to cover the payment. Provident Funding (Mortgage) 298,540.93 2,088.73 5.875% 707-547-4078
What is your intended use for the loan proceeds?	I will use the funds to pay off credit cards and pay for a dental implant (which is already in process).

Member Payment Dependent Notes Series 827559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827559	$6,000	$6,000	8.49%	1.00%	August 4, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827559. Member loan 827559 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	AlliedBarton	Debt-to-income ratio:	11.17%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	AlliedBarton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > I am using the funds to pay off a high interest credit card. I work full time at a very stable job. I have never had any late payments on any of my credit card bills or rent. I am very frugal in my spending so I plan to pay this loan off faster than 3 years. Borrower added on 08/01/11 > I plan to pay the loan off in less than 3 years (possibly 2) by adding extra payments each month. I have excellent credit history as well.

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,456.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 827717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827717	$6,000	$6,000	13.99%	1.00%	August 4, 2011	August 6, 2014	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827717. Member loan 827717 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	military	Debt-to-income ratio:	8.19%
Length of employment:	4 years	Location:	pickerington, OH

Home town:
Current & past employers:	military
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2007	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,504.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	about 20,000 student loans, 3000 credit cards
Which debts do you plan to pay off with this loan?	credit cards
What is your intended use for the loan proceeds?	help creditcards and family
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	1300
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	about 20,000 student loans, 3000 credit cards
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	about 20,000 student loans, 3000 credit cards
What is your intended use for the loan proceeds?	help creditcards and family
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	about 20,000 student loans, 3000 credit cards

Member Payment Dependent Notes Series 827774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827774	$21,000	$21,000	11.99%	1.00%	August 8, 2011	August 6, 2014	August 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827774. Member loan 827774 was requested on July 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Evertech LLC	Debt-to-income ratio:	10.99%
Length of employment:	8 years	Location:	Pearland, TX

Home town:
Current & past employers:	Evertech LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/11 > We are purchasing a home in Canada that belonged to my father. We have been financed for the mortgage without any problems but the cash down is at 35 percent due to us not residing in Canada and working in the US. We have paid cash for $60K already and would like to borrow the remainder to keep cash in the bank. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	20	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,438.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	On our current home, property taxes and insurance are bundled with our monthly payments. We do not want to borrow agains our existing property so we do not have a line of credit on it. The mortgage in Canada will be around $700 / month with yearly $1300 in taxes with the same for utilities but we will rent our that property.
What is your intended use for the loan proceeds?	finish funding the downpayment portion of the mortgage for the investment property without tying up our cash assets.
If you have a delinquency in the last 2 years, please explain the reason.	Hello, no delinquencies, all my accounts are paid as agreed. Thanks

Member Payment Dependent Notes Series 827937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
827937	$12,000	$12,000	11.49%	1.00%	August 5, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 827937. Member loan 827937 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,708 / month
Current employer:	CDW Merchants	Debt-to-income ratio:	12.85%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	CDW Merchants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,150.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 828007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
828007	$11,200	$11,200	19.29%	1.00%	August 8, 2011	August 7, 2016	August 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 828007. Member loan 828007 was requested on July 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	ServiceMaster by Eddie	Debt-to-income ratio:	3.34%
Length of employment:	1 year	Location:	Marina Del Rey, CA

Home town:
Current & past employers:	ServiceMaster by Eddie
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > This money is going to be the capital for starting my own Law practice. I have recently passed my states Bar Exam and need capital for establishing an office, malpractice insurance, legal database subscriptions etc.

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	16
Revolving Credit Balance:	$5,675.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I intend to use this money to start my own law practice. I have recently passed my state's bar exam and am in need of capital to establish an office, malpractice insurance, legal database subscription etc.
If you have a delinquency in the last 2 years, please explain the reason.	I have never had a delinquency, thank you.

Member Payment Dependent Notes Series 828169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
828169	$25,000	$25,000	19.29%	1.00%	August 3, 2011	August 7, 2016	August 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 828169. Member loan 828169 was requested on July 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Urban Pathways	Debt-to-income ratio:	9.27%
Length of employment:	2 years	Location:	Fresh Meadows, NY

Home town:
Current & past employers:	Urban Pathways
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,042.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	HSBC: 9,028,43 PC Richards: 1,797.00 Bank of America: 2,700.00 American Express: 5,300.00 Capital One 4,700.00
Which debts do you plan to pay off with this loan?	All Credits Cards in first question
Which debts do you plan to pay off with this loan?	All Credits Cards in first question
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	HSBC: 9,028,43 PC Richards: 1,797.00 Bank of America: 2,700.00 American Express: 5,300.00 Capital One 4,700.00
Which debts do you plan to pay off with this loan?	All Credits Cards in first question
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	HSBC: 9,028,43 PC Richards: 1,797.00 Bank of America: 2,700.00 American Express: 5,300.00 Capital One 4,700.00

Member Payment Dependent Notes Series 828482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
828482	$7,000	$7,000	16.49%	1.00%	August 5, 2011	August 7, 2014	August 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 828482. Member loan 828482 was requested on July 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.12%
Length of employment:	10+ years	Location:	DAYTON, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/11 > I want to pay off credit cards and also buy a turnkey website(500-1500 dollars). You make commissions through affiliate links promoting a company's product. I work at my dads business for the last 10+ years. I have never missed a payment on cards or any other debts.

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,674.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 828506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
828506	$1,500	$1,500	13.99%	1.00%	August 8, 2011	August 7, 2014	August 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 828506. Member loan 828506 was requested on July 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$700 / month
Current employer:	n/a	Debt-to-income ratio:	9.29%
Length of employment:	n/a	Location:	BRIDGEPORT, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/11 > im using this funds to go on vacation. im always on time on my payments. i have a stable income every month and a monthly budget that i can afford.

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$864.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 828761

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
828761	$6,000	$6,000	10.59%	1.00%	August 3, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 828761. Member loan 828761 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	BNSF Railroad	Debt-to-income ratio:	14.66%
Length of employment:	10+ years	Location:	Abingdon, IL

Home town:
Current & past employers:	BNSF Railroad
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	29
Revolving Credit Balance:	$13,606.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	buying a cabin fishing boat
What are you buying?	a 1988 bayliner cabin cruser
What is your intended use for the loan proceeds?	buying a cabin fishing boat
Please explain the reason why you carry a large revolving credit balance.	i am paying off all my credit cards ,there should be very little balance by mid august.
What is your intended use for the loan proceeds?	buying a cabin fishing boat

Member Payment Dependent Notes Series 828798

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
828798	$2,400	$2,400	5.42%	1.00%	August 4, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 828798. Member loan 828798 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,320 / month
Current employer:	Kenco Logistics	Debt-to-income ratio:	10.13%
Length of employment:	2 years	Location:	Rialto, CA

Home town:
Current & past employers:	Kenco Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 24, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1977	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,178.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 829020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829020	$20,500	$20,500	16.89%	1.00%	August 9, 2011	August 8, 2016	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829020. Member loan 829020 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Hyatt Regency Orange County	Debt-to-income ratio:	19.11%
Length of employment:	< 1 year	Location:	Buena Park, CA

Home town:
Current & past employers:	Hyatt Regency Orange County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	77.63%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	Visa and one other personal loan fron Navy Federal
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	VISA credit card- 11K balance- $220/month/10.9% Personal loan 1- 5K balance- $150/month/9.25% Personal loan 2- 6K balance- $288/month/11.75% Veteran Affair 1- 3k balance-$127/month/0% Veteran Affair 2- 1k balance- $87/month/0%
What is your intended use for the loan proceeds?	Pay off credit card and college debt. Consolidate to have one monthly payment instead of 5 or 6

Member Payment Dependent Notes Series 829202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829202	$8,000	$8,000	10.99%	1.00%	August 8, 2011	August 8, 2014	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829202. Member loan 829202 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	SVK Systems Inc	Debt-to-income ratio:	10.15%
Length of employment:	4 years	Location:	Cincinnati, OH

Home town:
Current & past employers:	SVK Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly expenses are around $1000 - 1500

Member Payment Dependent Notes Series 829260

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829260	$2,400	$2,400	9.99%	1.00%	August 3, 2011	August 8, 2014	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829260. Member loan 829260 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Global Tech Inc.	Debt-to-income ratio:	1.54%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Global Tech Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,030.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 829355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829355	$8,000	$8,000	5.42%	1.00%	August 3, 2011	August 8, 2014	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829355. Member loan 829355 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	14.73%
Length of employment:	10+ years	Location:	Washington, DC

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,468.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Home improvement
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	2000.00 per mth. for all
Please explain the reason why you carry a large revolving credit balance.	Car maintanace, gas, mileage, and other expenses.
What is your intended use for the loan proceeds?	Home improvement
Please explain the reason why you carry a large revolving credit balance.	Car maintanace, gas, mileage, and other expenses.
What is the estimated current market value of your home?	75,000.00
What is the total balance and monthly payments of your mortgage loan(s) and/or HELOCs?	335.00 per mth balance 17,000.00
Is this for a home improvement you have already made, or one that you are planning to make?	Planning to make
Is the improvement to your primary residence or an investment property?	Primary residence
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Rent only
Please explain the reason why you carry a large revolving credit balance.	Car maintanace, gas, mileage, and other expenses.
What is the home improvement project you are planning?	New Airconditionig, new carpet, new bathroom

Member Payment Dependent Notes Series 829417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829417	$20,000	$20,000	11.99%	1.00%	August 8, 2011	August 8, 2016	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829417. Member loan 829417 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	mirabito holdings,inc	Debt-to-income ratio:	15.35%
Length of employment:	10+ years	Location:	smyrna, NY

Home town:
Current & past employers:	mirabito holdings,inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/11 > the balance remaining is aprox 3,800.00 for our manufactured home ,including three acres of land with own well and septic.

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this for a home improvement you have already made, or one that you are planning to make?	planning to make
What is the estimated current market value of your home?	unknown
Is the improvement to your primary residence or an investment property?	primary residence
What is the home improvement project you are planning?	fixing the roof
What is your intended use for the loan proceeds?	home improvement

Member Payment Dependent Notes Series 829473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829473	$35,000	$35,000	10.99%	1.00%	August 8, 2011	August 8, 2016	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829473. Member loan 829473 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.50%
Length of employment:	< 1 year	Location:	Helena, MT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > Will be able to pay off the sale of current house. Will be moving and having much lower payments. Borrower added on 07/28/11 > Have never missed a payment on any bill or loan.

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,947.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	When moved 5 years ago from Reno, NV were going to use the equity from the sale of the home there to pay off the HELOC. Did not realize the beggining of the housing bubble was just about to burst. It took a year to sell the house in Reno and lost around 36% from the appraised value by the time it sold. Needless to say the equity in the house was wiped out and actually had to bring money to the table to complete the sale. Now current home has lost value over last 5 years. Do not want to do a short sale. Want to keep our end of the deal. Looking to get out from higher payments. This will help both in the short and long term.

Member Payment Dependent Notes Series 829612

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829612	$11,125	$11,125	10.59%	1.00%	August 4, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829612. Member loan 829612 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,090 / month
Current employer:	Excedo Solutions, LLC	Debt-to-income ratio:	17.15%
Length of employment:	3 years	Location:	Lorton, VA

Home town:
Current & past employers:	Excedo Solutions, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > My fiancé and I are getting married soon and have been paying cash along the way. The loan is to cover the outstanding balances (which is approximately 1/3 of the total wedding cost) with our vendors that are coming due over the next month or so. I have been working at the same location for the past 7 years, 4 years with my previous employer and 3 years with my current employer. I have a great salary and long-term job security. I explored unsecured loan options with my conventional banks, but turned to Lending Club because the rates are better for this type of loan. Thanks!

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,840.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 829787

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829787	$12,000	$12,000	12.99%	1.00%	August 5, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829787. Member loan 829787 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,042 / month
Current employer:	Jane L. Patton, CPA, LLC	Debt-to-income ratio:	13.86%
Length of employment:	3 years	Location:	Fries, VA

Home town:
Current & past employers:	Jane L. Patton, CPA, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > I am always punctual when paying my bills. Borrower added on 07/29/11 > I am consolidating my bills in order to help my daughter pay for her wedding in September, 2012. null

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,773.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Discover Credit Card: Balance $ 2396.01 Monthly payment $ 80.00 Interest Rate 17.99% Juniper Credit Card - Barkley Bank: Balance $3,204.30 Monthly Payment $75.00 Interest Rate 8.99% Capital One Credit Card: Balance $1540.48 Monthly Payment $ 75.00 Interest Rate 14.99% Chase Credit Card: Balance $3940.68 Monthly Payment $ 100.00 Interest Rate 0% until September 31, 2011 after that 17.99% David's Bridal Credit : Balance $650.00 Monthly Payment $100.00 Interest Rate 0% until October 30, 2011 after that 26.99%
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Electric Bill $ 80.00 mthly. Telephone Bill $ 68.00 mthly. Satellite Bill $ 78.00 mthly Auto Insurance $ 60.83 mthly
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Electric $80.00 monthly Phone $ 68.00 monthly Satellite $ 78.00 monthly Auto Ins. $ 60.83 Food and Gas approx. $ 300.00 monthly
Which debts do you plan to pay off with this loan?	Juniper credit card $3,289.89 Chase Visa credit card $ 3,865.68 Capital One Visa credit card $1,540.28 Discover credit card $ 2,396.99 David's Bridal credit $650.00

Member Payment Dependent Notes Series 829797

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829797	$21,600	$21,600	14.79%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829797. Member loan 829797 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,680 / month
Current employer:	NC Department of Corrctional	Debt-to-income ratio:	0.37%
Length of employment:	10+ years	Location:	Raeford, NC

Home town:
Current & past employers:	NC Department of Corrctional
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$115.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide some high level financials on the monthly costs / revenue of your business?	I am not really sure what you are asking, so here's a copy of my Financial Statement and Forecast Balance Sheet. I'm also sending a copy of a scured loan request if your company provide such.
Please describe your experience/familiarity with the business you are starting/started?	I have successfully managed over 17 dining facilities in 5 different sub communities for a period of 8 years while living in Germany. Currently I have nineteen year as manager within North Carolina Correctional Institution.
What is your intended use for the loan proceeds?	One - Time Start - Up Costs 1. starting inventory $2,550.00 2. Deposit with public utilities $700.00 3. legal and other professional fees $500.00 4. Licenses and permits $1,850.00 5. advertising for opening $300.00 6. Rent & security deposit (3 months) $1,500.00 7. operating cash $1,488.00 8. No interest loan $1,200.00 _________ Subtotal $10,088.00 Monthly Expenses 9. employees??? salaries $1,750.00 10. rent $500.00 11. leased equipment $180.00 12. phone $45.00 13. utilities $ 400.00 14. inventory $850.00 _____________ Subtotal $3,725.00 Monthly expense for 4 months $14,900.00 One time expense $10,088.00 Total start up cost $24,988.00
What type of business are you starting?	Bar & Grill

Member Payment Dependent Notes Series 829918

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
829918	$4,800	$4,800	22.85%	1.00%	August 3, 2011	August 12, 2016	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 829918. Member loan 829918 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	KForce	Debt-to-income ratio:	7.51%
Length of employment:	< 1 year	Location:	Woodbridge, VA

Home town:
Current & past employers:	KForce
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	43
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$1800.00
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$1800.00

Member Payment Dependent Notes Series 830014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830014	$4,025	$4,025	7.49%	1.00%	August 3, 2011	August 8, 2014	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830014. Member loan 830014 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	Department Of Defense	Debt-to-income ratio:	15.44%
Length of employment:	10+ years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	Department Of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$656.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I don't have any delinquency in the last 2 years. Thanks.
What is your intended use for the loan proceeds?	The loan is for improvement of my house's backyard, landscaping. Thanks.
If you have a delinquency in the last 2 years, please explain the reason.	I don't have any delinquency in the last 2 years. Thanks.
If you have a delinquency in the last 2 years, please explain the reason.	I don't have any delinquency in the last 2 years. Thanks.
If you have a delinquency in the last 2 years, please explain the reason.	I don't have any delinquency in the last 2 years. Thanks.

Member Payment Dependent Notes Series 830095

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830095	$16,000	$16,000	5.99%	1.00%	August 5, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830095. Member loan 830095 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Aon Hewitt	Debt-to-income ratio:	14.57%
Length of employment:	10+ years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Aon Hewitt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > This loan will be used to repay a loan from my retirement savings plan. I would like to put the money back into retirement so there is more potential for that to grow. I have been with my current company for 10 years and I have been trying to position myself better for the future. I have a 774 credit score and I am never late on any payments. null

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,894.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I will be repaying a loan to my 401k and paying off my credit card, which are at a higher interest rate, in order to position myself better for saving. Putting the funds back in my retirement will allow for better growth overall and reduce my current payment. Thanks for your inquiry!

Member Payment Dependent Notes Series 830129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830129	$14,400	$14,400	15.99%	1.00%	August 9, 2011	August 8, 2016	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830129. Member loan 830129 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,250 / month
Current employer:	Compass Group USA	Debt-to-income ratio:	14.80%
Length of employment:	9 years	Location:	Goodyear, AZ

Home town:
Current & past employers:	Compass Group USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > I will be using this loan to pay off high interest credit card debt. I have never missed a payment on my credit cards and have been at my current employer for over 9 years. I really want to get rid of the multiple payments and pay this debt off over a fixed time period. null

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,371.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	visa, 7500, 18%, 152 visa, 5000, 19%, 110 mastercard, 7%, 75 - this is a closed card that I have been able to keep the interest rate on for a couple of years. I just want a simple monthly payment with a fixed time frame.
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	336, this loan would be 350, but I would have a fixed time frame for paying off this debt.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	visa, 7500, 18%, 152 visa, 5000, 19%, 110 mastercard, 7%, 75 - this is a closed card that I have been able to keep the interest rate on for a couple of years. I just want a simple monthly payment with a fixed time frame.
What is the total balance of your credit cards, interest rates and current monthly payments?	Total is 15500. I will use personal funds to pay off the difference between the loan and total payoff. Interest rate, weighted average is around 18%. minimum-payments is 336. My goal is to get a fixed rate and period to pay this off.

Member Payment Dependent Notes Series 830133

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830133	$5,125	$5,125	5.99%	1.00%	August 5, 2011	August 8, 2014	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830133. Member loan 830133 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Prometric	Debt-to-income ratio:	22.88%
Length of employment:	5 years	Location:	BALTIMORE, MD

Home town:
Current & past employers:	Prometric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/11 > Getting the additional funds for my initial loan so I can minimize my monthly payments and pay off my debts.

A credit bureau reported the following information about this borrower member on June 29, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	46
Revolving Credit Balance:	$13,482.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent: $975 Transportation (including gas/insurance): $500 Utilities: $130 Phone: $80 Food: $450 Loans: $600
If you have a delinquency in the last 2 years, please explain the reason.	I do not have any delinquencies in the last 2 years.

Member Payment Dependent Notes Series 830165

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830165	$24,000	$24,000	15.99%	1.00%	August 5, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830165. Member loan 830165 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Excellus	Debt-to-income ratio:	9.85%
Length of employment:	1 year	Location:	Brockport, NY

Home town:
Current & past employers:	Excellus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > Help parents build a house on the property next to mine and consolodate debt. null

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	2
Revolving Credit Balance:	$13,247.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I'm trying to help my parents build a house on the property next to mine. In addition i'm going to consolodate debt.
If you have a delinquency in the last 2 years, please explain the reason.	There were a couple of late payments due to poor mail service. But as soon as we found out about them they were immediately paid.

Member Payment Dependent Notes Series 830405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830405	$25,000	$25,000	13.99%	1.00%	August 9, 2011	August 8, 2016	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830405. Member loan 830405 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,333 / month
Current employer:	NBC Universal	Debt-to-income ratio:	7.35%
Length of employment:	1 year	Location:	Verona, NJ

Home town:
Current & past employers:	NBC Universal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > Some facts about me. 1. purpose of loan is to consolidate family debt (not personal debt) 2. In my 13 years of credit history I NEVER had a late payment on anything

A credit bureau reported the following information about this borrower member on July 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Hi, my main purpose is to consolidate family (not personal) debt at a lower interest rate.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	I don't have any lines of credit or any credit card balances , just 2 car payments and rent, also have a mortgage (i'm leasing out, so it's taking care of 75% of the house payments). Without going into exact numbers, my monthly income covers my bills and leaves me roughly 2000 each month for savings or however I choose to use it.

Member Payment Dependent Notes Series 830485

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830485	$11,050	$11,050	5.42%	1.00%	August 8, 2011	August 8, 2014	August 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830485. Member loan 830485 was requested on July 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,059 / month
Current employer:	Employment Development Department	Debt-to-income ratio:	18.91%
Length of employment:	10+ years	Location:	Hollister, CA

Home town:
Current & past employers:	Employment Development Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/11 > I have 15 years experience as a farmer. After taking a hiatus, I am re-starting a small organic farm on the side (in addition to my full-time job). I have a passion for farming and am excited to restart my business. I already have a distributor lined up to buy the organic vegetables that I will grow. There is significant and growing demand for organic food, and prices are high. I need to invest in start-up costs such as seed, fertilizer and equipment. Borrower added on 07/27/11 > I have 15 years experience as a farmer. After taking a hiatus, I am re-starting a small organic farm on the side (in addition to my full-time job). I have a passion for farming and am excited to restart my business. I already have a distributor lined up to buy the organic vegetables that I will grow. There is significant and growing demand for organic food, and prices are high. I need to invest in start-up costs such as seed, fertilizer and equipment, and labor.

A credit bureau reported the following information about this borrower member on July 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,549.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	For operating expenses on my organic farm. Cultural practices and harvesting needs.
What is your intended use for the loan proceeds?	For operating expenses on my organic farm. Cultural practices and harvesting needs.
Please describe your experience/familiarity with the business you are starting/started?	I have 15 years experience in row crop farming, the process of growing the crop is basically the same as many other crops with differences being fertilizing and watering timing. The crop I will be farming is table beets organically. I will be drip irrigating the crop and all aspects of the process is going to be done organically. I have a organic broker in place that will be buying all of my crop.

Member Payment Dependent Notes Series 830486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830486	$12,800	$12,800	11.49%	1.00%	August 9, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830486. Member loan 830486 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,618 / month
Current employer:	United States ostal Service	Debt-to-income ratio:	19.40%
Length of employment:	10+ years	Location:	Modesto, CA

Home town:
Current & past employers:	United States ostal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I plan to use this loan t pay off my high interest debts and consolidate my debts to one montly payment. I'm a person with good work ethics, and have been employed with the Postal Service for 20 plus years. My monthly budget does not exceed my monthly income. null

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,094.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My mortgage monthly payment is $1301.12, which includes my insurance and property taxes
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Bank of America - credit card - Bal $2406 - 4.00%apr - monthly pay: $190 Bank of America - credit card - Bal $2159 - 4.25%apr - monthly pay: $160 Home Depot - credit card - Bal $5094 - 25.99apr - monthly pay: $144 Discover Card - credit card - Bal $216 - 28.99apr - monthly pay: $40 Bank of America - mortgage - Bal $168,384 - 5.875%apr - monthly pay $1301.12
If you have a delinquency in the last 2 years, please explain the reason.	I'm sure I have not had any delinquencies in the past two years.
If you have a public record on file, please briefly explain the event and its resolution.	I'm not sure that I do have a public record on file. However, during 2005 thru 2008 I was having issues with my employer, which caused me to have problems then with keeping up with my bills. But that situation was resolved and I was reinstated with back pay. I have since been diligent with paying all my bills on time as I always had in the past.
Which debts do you plan to pay off with this loan?	I am going to pay off my Home Depot account because it has a very high interest rate, 25.99%apr, balance is $5200. I have a Discover Card, Balance $216, 28.99%apr. And I have a personal loan that I acquired in 2006 of $5000 that I want to pay off. Also, I need to take my car in for some maintenance, which the balance of the loan I'm requesting will help me take care of that.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	My purpose is to consolidate my high interest debts and just have one monthy payment and a debt that I can pay off in a short amount of time.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	My mortgage payment is $1301.12, and my insurance and taxes are included in that payment.
Which debts do you plan to pay off with this loan?	I am going to pay off my Home Depot account because it has a very high interest rate, 25.99%apr, balance is $5200. I have a Discover Card, Balance $216, 28.99%apr. And I have a personal loan that I acquired in 2006 of $5000 that I want to pay off. Also, I need to take my car in for some maintenance, which the balance of the loan I'm requesting will help me take care of that.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly expenses for utilities and phone is approx $500. I live alone so my food bill is $200 monthly and I drive only 8 miles round trip to work and back, so my transportation cost me $100 monthly. I would have no problem paying the loan if funded to me.
Which debts do you plan to pay off with this loan?	I am going to pay off my Home Depot account because it has a very high interest rate, 25.99%apr, balance is $5200. I have a Discover Card, Balance $216, 28.99%apr. And I have a personal loan that I acquired in 2006 of $5000 that I want to pay off. Also, I need to take my car in for some maintenance, which the balance of the loan I'm requesting will help me take care of that.

Member Payment Dependent Notes Series 830683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830683	$4,000	$4,000	8.49%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830683. Member loan 830683 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	2.57%
Length of employment:	5 years	Location:	hazel green, AL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,416.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is the improvement to your primary residence or an investment property?	The loan will improve primary residence, such as painting appliances flooring

Member Payment Dependent Notes Series 830728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830728	$4,775	$4,775	7.49%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830728. Member loan 830728 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	CSC/ Gulf Stream	Debt-to-income ratio:	18.60%
Length of employment:	1 year	Location:	dayville, CT

Home town:
Current & past employers:	CSC/ Gulf Stream
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > Very stable position supporting major private aviation company. Partner in small business venture. null

A credit bureau reported the following information about this borrower member on July 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,899.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of business are you starting?	Recently opened, women's apparel, shoes and accessories
What do you project your monthly revenues for the first 6 months to be?	$50,000
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Mortgage was $1460 but recently went up to $1505 due to tax increase. Tax and insurance is rolled into the mortgage Light and power -$125 Fireplace is used as heat to lower heating bill Heating bill $600/winter water -well septic tank
What do you project your monthly revenues for the first 6 months to be?	$50,000

Member Payment Dependent Notes Series 830750

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830750	$24,000	$24,000	12.99%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830750. Member loan 830750 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	LANE-AIRE MFG. CORP.	Debt-to-income ratio:	19.56%
Length of employment:	10+ years	Location:	LAKEWOOD, CA

Home town:
Current & past employers:	LANE-AIRE MFG. CORP.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1983	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,139.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Disposable income and potential of future income and zest to live life
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	US-CC $4486 @23.99% 359/M USCC $11940@9.99 DISCOVER $9800@12.25 202/M FIA-CC $7966@9.99 148/M BOFA $9800@14.74 194/M AX-CC 1249@15.24 25/M
Which debts do you plan to pay off with this loan?	US BANK-CC $4486 BOFA-CC $9800 AX-CC $1249 IRS-2010 $6750
Please explain the reason why you carry a large revolving credit balance.	Disposable income and potential of future income and zest to live life
Please explain the reason why you carry a large revolving credit balance.	Disposable income and potential of future income and zest to live life
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	MORT 1300 2ND 1480 CAR 1200 CC 1400 INS 150 PAID ANNUALLY THRU 1/11 OTHER 400 TOTAL MONTHLY 6000 TAKE HOME 8000/MONTH
Please explain the reason why you carry a large revolving credit balance.	Disposable income and potential of future income and zest to live life
Please explain the reason why you carry a large revolving credit balance.	Disposable income and potential of future income and zest to live life
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	PREVIOUSLY ANSWERED

Member Payment Dependent Notes Series 830824

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830824	$10,750	$10,750	8.49%	1.00%	August 8, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830824. Member loan 830824 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Farmington Public Schools	Debt-to-income ratio:	11.75%
Length of employment:	10+ years	Location:	Farmington, CT

Home town:
Current & past employers:	Farmington Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > Thank you, lenders, for investing in me and helping me to reach my goal of being free from debt. I look forward to a time in the very near future when I can help others in the same way that you are helping me.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,085.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Paying off a credit card with a low promotional rate ending soon, and moving into a fixed payment loan that I can pay off over time. Once I pay off the card, I'm looking forward to cutting it up! Thanks for.asking, and thanks for considering an investment in my goal.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The only credit card debt I have is the $10,750 I'm trying to take care of with this loan. The balances are divided between two cards. One has a promotional rate of 4.99 which will expire soon. The other has a rate of 12%. The balances are approximately $8000 and $2500 respectively on each card. I have $42000 in student loans from my undergraduate and master's degrees. All of my bills are current, and I pay as agreed on all of my accounts. I have no mortgage payments or lines of credit. My car will be paid off in September. Thanks for asking, and thanks for considering an investment in me. I won't let you down!
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	I do not have a mortgage.

Member Payment Dependent Notes Series 830869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830869	$20,000	$20,000	6.99%	1.00%	August 9, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830869. Member loan 830869 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	State of California. CTA.PSCO	Debt-to-income ratio:	6.89%
Length of employment:	10+ years	Location:	Elk Grove, CA

Home town:
Current & past employers:	State of California. CTA.PSCO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > I have been employed for 20+ years. This money is for credit card consolidation and medical bill payment. I have great credit rating and excellent payment history. Borrower added on 07/30/11 > I am very stable. I have been working for 20 years for the same employer. I have more seniority than 50% of my peers and will continue to work for at least 10 more years. I pay off all my debts and often times I pay it off early.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,845.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$3000/month
Please explain the reason why you carry a large revolving credit balance.	I have four young adult children. Because they are in school and have only part time jobs, I often have to help them. This is my life for now. I know in a few years when they are all on their own, it will be different. The important thing is I pay my credit card loans (amounts higher than the minimum required) every month and have a plan in place to close them all out. This loan is part of that plan.
What is your intended use for the loan proceeds?	To consolidate my credit cards. After doing so, those credit card accounts will be closed.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Total monthly expense is about $ 3000.00

Member Payment Dependent Notes Series 830920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830920	$6,500	$6,500	19.69%	1.00%	August 5, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830920. Member loan 830920 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	20.91%
Length of employment:	2 years	Location:	Belton, SC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > I am consolidation my debt to get out of the minimum payment rut. Borrower added on 07/27/11 > sorry should be consolidating my debt, not consolidation my debt. Just saw the typo.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,190.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	I have a Discover Card, an American Express card, and a Visa card
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Home: $520/month 5% Personal Loan (Car) $120/Month 17% AmEx $75/month 24% roughly Visa $30/month 24% roughly Discover $70/month 24% roughly Student Loan $120/month (not sure on interest rate) Furniture $60/month 0% interest I haven't put any charges on the Credit Cards in roughly 6 months. I only carry the Visa Card with me only for emergency purposes it has a small limit ($1000). I am currently in a good financial position. I am trying to be very careful and intelligent with my money.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Hi, My monthly cash flow is usually $2900-3200 in expenses every month. We have really tried cutting back in the last few months and have been closer to the $2900 mark lately.
Please explain the reason why you carry a large revolving credit balance.	Various "emergencies" forced us to use credit cards more than wanted to. Medical, car, and home expenses drove up the credit card debt. This loan is an attempt to put debt interest amount in a more favorable position. So we can actually pay off the cards and reduce our revolving credit balance. Hope this helps

Member Payment Dependent Notes Series 830942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830942	$30,000	$30,000	16.89%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830942. Member loan 830942 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Rochdale Investment Management	Debt-to-income ratio:	6.33%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Rochdale Investment Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > I am looking to pool my outstanding debt and reduce my month over month payments. This loan will save more serveral thousand dollars a year in interest payment. I am grateful for the service Lending Club is providing.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,385.00	Public Records On File:	0
Revolving Line Utilization:	92.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	Credit Card Debt
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Card Debt of approx. $25,000 at 20% - no other debts.
Please explain the reason why you carry a large revolving credit balance.	Recent events led to unforeseen expenses. I am looking to consolidate payments and reduce interest charges.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$3500/month
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Just one purpose, revolving debt consolidation.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Just one purpose, revolving debt consolidation.

Member Payment Dependent Notes Series 830957

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830957	$14,500	$14,500	5.99%	1.00%	August 9, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830957. Member loan 830957 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,881 / month
Current employer:	Ingersoll Rand / Schlage Lock Co.	Debt-to-income ratio:	5.44%
Length of employment:	8 years	Location:	EAST BRIDGEWATER, MA

Home town:
Current & past employers:	Ingersoll Rand / Schlage Lock Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,924.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am using the loan proceeds to pay off high interest credit cards and also a few renovations around my home.
Which debts do you plan to pay off with this loan?	I plan to pay off Citibank with this loan that has a much higher interest rate.
What is your intended use for the loan proceeds?	The intended use for the loan is to pay off Citibank that has a high interest rate and do some home improvements. I would like to be debt free with as little interest as possible.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My monthly expenses: Mortgage (includes taxes and insurance) $1786 + untilities: $498 utilities. This includes heating expense averaged in monthly. I have no Home equity loans or lines of credit.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage: $1786 (includes taxes & Ins.), transportation approx. $240 (gas - car is paid), food approx $342, utilities approx $480.

Member Payment Dependent Notes Series 830970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
830970	$13,000	$13,000	10.99%	1.00%	August 9, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 830970. Member loan 830970 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	West Plains High School	Debt-to-income ratio:	23.27%
Length of employment:	10+ years	Location:	West Plains, MO

Home town:
Current & past employers:	West Plains High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/11 > I am seeking a loan for an in ground swimming pool for my family. After losing our home to fire two and half years ago, we have built a beautiful home that we can stay in for the rest of our lives. The last major planned purchase that I intend on making before retirement is this pool. While working in the field of education for 12 years, I have put a great emphasis on living within my means while preparing for the future. I have made a long term financial plan of having all major purchases bought and paid for before I reach retirement age. With your generosity in helping to invest in the future, you can help to make this happen. I very much appreciate everyone that is helping to fund this loan. Thank you!

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	25
Revolving Credit Balance:	$10,634.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	After looking over my Experian credit report history, I do not see any history of delinquency.

Member Payment Dependent Notes Series 831013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831013	$14,125	$14,125	10.99%	1.00%	August 5, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831013. Member loan 831013 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Brantley Services	Debt-to-income ratio:	21.74%
Length of employment:	10+ years	Location:	Brandenburg, KY

Home town:
Current & past employers:	Brantley Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,281.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Pay of high intrest credit card
What is your intended use for the loan proceeds?	Pay of high intrest credit card
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit card $14900.oo, 22%. $450.00. Mortgage, $210000.00, 4% $1120.00, Auto $9800,00, 6.5%, $ 394. Auto $20000,00 5.9%, $311.00.
What is your intended use for the loan proceeds?	Pay of high intrest credit card
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$1120 Mortgage, Have a company gas card, $180 for utilities, $150 food, $65 phone and internet, $75 insurance

Member Payment Dependent Notes Series 831048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831048	$14,400	$14,400	16.89%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831048. Member loan 831048 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Charlotte Ronson LLC	Debt-to-income ratio:	3.05%
Length of employment:	3 years	Location:	Jackson Heights, NY

Home town:
Current & past employers:	Charlotte Ronson LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > Thank you in advance for reviewing this request. I am a timely bill-payer who has not been late on a payment; and I believe in strict budgeting to pay-down my debts. Again, I appreciate your consideration in reviewing this request as it will greatly improve my professional career! null

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	24
Revolving Credit Balance:	$6,070.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	This will cover my living expenses while I pursue a dance training program.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Yes: Rent, transit, phone, utilities, food, insurance
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Rent, utilities, insurance, transit, phone, food.

Member Payment Dependent Notes Series 831074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831074	$35,000	$35,000	12.99%	1.00%	August 4, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831074. Member loan 831074 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	IBM	Debt-to-income ratio:	21.83%
Length of employment:	7 years	Location:	Lewisville, TX

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > 1. Plan on using funds to pay off all credit cards 2. Loan is not something I need to do - something I want to do. Can't seem to pay down credit cards with the high interest. I want to pay off within 18 - 24 months. 3. Monthly Budget - 2K - plan on paying additional each month to pay down sooner 4. Job very stable - been with company for 6 years and within industry for 14 years

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,749.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	Account Balance Min APR #1 8,832 259 23.74% BANA 9,800 257 18.99% Citi 11,698 245 13.24% Total $30,330 $761 (min)
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Account Balance Min Interest Visa 8,832 259 23.74% Visa 9,800 257 18.99% Mastercard 11,698 245 13.24% Discover 8600 218 0% Total $38,930 $979 (total min monthly)
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage & Property Taxes- $4000 Vehicle- $700 Rest (utilities,Insurance) is paid from spouses salary which is not included here in the salary numbers.
What is your intended use for the loan proceeds?	Payoff Credit Cards into 1 lump payment to payoff within 36 months - but goal is by 18 months with yearly bonuses.
What is your intended use for the loan proceeds?	Payoff Credit Cards into 1 lump payment to payoff within 36 months - but goal is by 18 months with yearly bonuses.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Mortgage - $3000 Property Taxes - $1000 Insurance $200
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Account Balance Min Interest Visa 8,832 259 23.74% Visa 9,800 257 18.99% Mastercard 11,698 245 13.24% Discover 8600 218 0% Total $38,930 $979 (total min monthly)
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Only credit card debt payoff Account Balance Min Monthly Payment CC1 8,832 259 23.74% CC2 9,800 257 18.99% CC3 11,698 245 13.24% CC4 8600 218 0% Total 38,930 979
What is the total balance of your credit cards, interest rates and current monthly payments?	Account Balance Min APR #1 8,832 259 23.74% BANA 9,800 257 18.99% Citi 11,698 245 13.24% Total $30,330 $761 (min)
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Car - $700; Other expenses paid from spouse income which was not included in overall income of $70,000/year.
What is your intended use for the loan proceeds?	Payoff Credit Cards into 1 lump payment to payoff within 36 months - but goal is by 18 months with yearly bonuses.
Please explain the reason why you carry a large revolving credit balance.	spouse lost job a few years back and to ensure we didn't affect our credit we used credit cards - spouse has good jobs now and just hard to get these paid off.
What is the total balance of your credit cards, interest rates and current monthly payments?	Account Balance Min APR #1 8,832 259 23.74% BANA 9,800 257 18.99% Citi 11,698 245 13.24% Total $30,330 $761 (min)
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage = $3000 Prop Tax - $1000 Insurance - $200 Car - $700 Rest paid for by spouse which income is not included in income (75K)

Member Payment Dependent Notes Series 831085

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831085	$12,000	$12,000	13.49%	1.00%	August 8, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831085. Member loan 831085 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	GE/Comcast/NBC Universal	Debt-to-income ratio:	9.54%
Length of employment:	8 years	Location:	Pasadena, CA

Home town:
Current & past employers:	GE/Comcast/NBC Universal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > This loan will be used to consolidate credit cards and another loan with a much higher interest rate. I will set up an automatic payment deduction through my bank account once this loan funds. Thank you for your partnership.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	18
Revolving Credit Balance:	$2,140.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	Change in household combined income due to a lay-off.
If you have a delinquency in the last 2 years, please explain the reason.	Change in household combined income due to a lay-off.
If you have a delinquency in the last 2 years, please explain the reason.	Change in household combined income due to a lay-off.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage, $3550, HELOC, $250, utilites/phone/tv/internet is $600, insurance is $300, property tax is $500.
What is the total balance of your credit cards, interest rates and current monthly payments?	Credit card debt is appx $6k and those interest rates average around 23%. The remaining funds are to be used to pay off a car refinance with a balance of $5900 and a payment of $450.00 monthly.

Member Payment Dependent Notes Series 831100

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831100	$20,700	$20,700	21.74%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831100. Member loan 831100 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,600 / month
Current employer:	CHENEY BROTHERS	Debt-to-income ratio:	21.57%
Length of employment:	10+ years	Location:	WEST PALM BEACH, FL

Home town:
Current & past employers:	CHENEY BROTHERS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/11 > CONSOLIDATION SOME BILLS Borrower added on 08/04/11 > LOAN IS BEING USED FOR CONSOLIDATION

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	21
Revolving Credit Balance:	$12,930.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 831163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831163	$19,750	$19,750	23.22%	1.00%	August 8, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831163. Member loan 831163 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	National Security Technologies	Debt-to-income ratio:	18.00%
Length of employment:	1 year	Location:	Las Vegas, NV

Home town:
Current & past employers:	National Security Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > This loan will be used to pay back taxes and my 2 credit cards off. Providing a central location to pay this debt.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	18
Revolving Credit Balance:	$12,814.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I went through some personal hardship.
What is your intended use for the loan proceeds?	To pay back taxes and consolidate credit card debt.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	~2700 is my monthly expenses.
Please explain the reason why you carry a large revolving credit balance.	~2700.00 is my current monthly expenses
If you have a delinquency in the last 2 years, please explain the reason.	I went through some personal hardship.
Please provide additional details regarding the purpose of the loan	To pay back taxes and consolidate credit cards so that I may be pay this debt down faster at one location versus making multiple payments.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The loan will be used for paying off back taxes, which is the first priority. The remaining funds will be used to pay off my 2 credit cards.

Member Payment Dependent Notes Series 831169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831169	$11,000	$11,000	10.59%	1.00%	August 4, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831169. Member loan 831169 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Medfield Dance Academy	Debt-to-income ratio:	14.94%
Length of employment:	3 years	Location:	North attleboro, MA

Home town:
Current & past employers:	Medfield Dance Academy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	24
Revolving Credit Balance:	$477.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am purchasing a large dance studio from my boss and I need this loan for her downpayment. Once I have the business I will be paying this loan back quickly.
What type of business are you starting?	I am purchasing a large dance studio from my boss and I need this loan for her downpayment.

Member Payment Dependent Notes Series 831180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831180	$2,500	$2,500	11.49%	1.00%	August 3, 2011	August 15, 2016	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831180. Member loan 831180 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ashland	Debt-to-income ratio:	9.46%
Length of employment:	3 years	Location:	COLUMBUS, OH

Home town:
Current & past employers:	Ashland
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	45
Revolving Credit Balance:	$12.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I need to have some work done on my car.

Member Payment Dependent Notes Series 831189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831189	$18,000	$18,000	11.99%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831189. Member loan 831189 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	U.S. Government	Debt-to-income ratio:	7.99%
Length of employment:	10+ years	Location:	Highland, IL

Home town:
Current & past employers:	U.S. Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > Part of the loan will be used for some additional work that needs to be completed on a secondary house before I will allow a family to move into it. I would also like to take this opportunity to pay off a couple of credit cards so I may close these unwanted accounts. Next, I will use another portion of the funds to pay the taxes on the secondary property for the year. Finally, since I maintain the landscaping for both residences, my 12 Y/O lawn mower blew up the other day, so I will buy a new one. I am a financially responsible individual who always take care on my financial obligations and this loan will easily fit into my budget. I am in a very stable profession, which I have worked for over 26 years. I have never missed or been late on any bill payment since I began working. I take my obligations seriously and I am a safe risk. Borrower added on 07/30/11 > . I have never defaulted on a loan, in fact, I have never missed or been late on any bill payment since I started working at he age of 17. I take my financial obligations seriously and I am a very safe risk, as my credit score shows. null Borrower added on 08/01/11 > I would like to thank the 91 investors to this point for their trust. I would like to also encourage others to join them in trusting me. My am financially stable and there isn't any doubt that every and all payments can, and will, be made for the repayment of this loan.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,696.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Monthly bills: Mortgage: $963 Utilities: $600 Credit Card Payments: $700 Cell Phone: $145 Food: $600 Vehicle Main: $50 Taxes: $300 Total: $3358 $300 of the credit card debt will be alleviated with this loan. This is completely manageable with the current income. Also, once the secondary property is rented, the mortgage will be paid for with a profit of $100-$200 per month.
Please explain the reason why you carry a large revolving credit balance.	Most of the credit was used to improve the secondary, or rental property. We refinished all the wood floors, three bedrooms, and added hardwood floors to the hallway and entrance. The house was completely repainted and the basement was completely waterproofed and refinished. the carpets were replaced and the pantry and all closets were redone. Also replaced linolium in the kitchen.
What is the home improvement project you are planning?	Currently, the home is on a lift station septic system. The county has installed a sewer system through the area, which we must now connect to. Will dramatically increase the worth of the property.
Is the improvement to your primary residence or an investment property?	This is on the investment property.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Monthly bills: Mortgage: $963 Utilities: $600 Credit Card Payments: $700 Cell Phone: $145 Food: $600 Vehicle Main: $50 Taxes: $300 Total: $3358 $300 of the credit card debt will be alleviated with this loan. This is completely manageable with the current income. Also, once the secondary property is rented, the mortgage will be paid for with a profit of $100-$200 per month.
Please explain the reason why you carry a large revolving credit balance.	Most of the credit was used to improve the secondary, or rental property. We refinished all the wood floors, three bedrooms, and added hardwood floors to the hallway and entrance. The house was completely repainted and the basement was completely waterproofed and refinished. the carpets were replaced and the pantry and all closets were redone. Also replaced linolium in the kitchen.
Is the improvement to your primary residence or an investment property?	This is on the investment property.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The breakdown would be: Sewer system - 25% Credit card pay-off - 40% Taxes on secondary home - 21% New lawn mower to maintain both properties - 14% Piston let loose in engine on 12 yr old mower

Member Payment Dependent Notes Series 831225

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831225	$4,400	$4,400	15.62%	1.00%	August 5, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831225. Member loan 831225 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Matthew B. Harrison DDS, PA	Debt-to-income ratio:	19.44%
Length of employment:	10+ years	Location:	Bentonville, AR

Home town:
Current & past employers:	Matthew B. Harrison DDS, PA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	120
Revolving Credit Balance:	$2,416.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide additional details regarding the purpose of the loan	The purpose for requesting the loan is to pay back child support and medical bills for my husband. He fell behind when he lost his job and I want to get him caught up and start fresh. We keep separate finances-he pays for all of our housing expenses.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Only one purpose for requesting loan-to pay debt to one person.
What is your intended use for the loan proceeds?	To pay off a child support/medical bill issue for my husband.

Member Payment Dependent Notes Series 831232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831232	$22,500	$22,500	13.49%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831232. Member loan 831232 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Embanet Compass Knowledge Group	Debt-to-income ratio:	19.44%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Embanet Compass Knowledge Group
Education:

This borrower member posted the following loan description, which has not been verified:

My current position within my firm is very stable at this given time. More so recently, 05/2011, I was promoted to a senior business consultant within the firm with greater responsibilities soon to come. With eight (8) years of professional experience specializing in: a. Risk Management b. Project Accounting c. Financial Planning & Analysis d. P & L Responsibility e. Forecasting f.Marketing After a thoroughly review of my credit history, all investors should be able to determine that I am a well-qualified borrower. While I have never defaulted on any loan terms, investors can also see that I have never had a missed payment. I take pride in my overall credit score and will continue to be a responsible borrower. Investors: The opportunity that I would like to pursue is to become a franchise owner. The firm is a global commercial cleaning organization that provides excellent training and encourages growth within their business model. They also have been named by Entrepreneur magazine the #1 commercial cleaning franchise that supports tens of thousands of customers. The main reason why I selected this endeavor is because of the low start-up cost, low overhead, and growth opportunities. I have researched business opportunities for about a year now and with today???s staggering economy, going with a proven business model would be a great opportunity. The firm has an industry leading business model that focuses on client relationships, franchisee growth opportunities, as well as excellent quality service. I have all the tools necessary to successfully operate and maximize share holders wealth within my firm. Establishing the required capital is the sole component that must be finalized to make this opportunity successful. Words cannot express my overall passion for success that I have. This opportunity will help establish financial freedom as well as become a small business owner. I thank each and every investor who took the time and consideration to review my first business loan.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,493.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of business are you starting?	Investor: I am looking to begin a commerical cleaning business. This is a great opportunity for me and my family. Please let me know if you need any additional items clarified. Thank you for your investment!
What do you project your monthly revenues for the first 6 months to be?	After conducting a financial analysis I am projecting revenues from $6,000-$8,000 from client contracts. This will increase sufficiently after the first six months as new contracts will be added to the portfolio. Please let me know if you would like any additional clarification. Thank you for your investment!
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Investor: Monthly expenses are as follow: *Rent-$500 *Transportation/Gas-$150 *Utilities-$100 *Phone/Cell-$70 *Insurance/Car-$120 *Food-$300
Can you provide some high level financials on the monthly costs / revenue of your business?	After conducting a financial analysis I am projecting revenues from $6,000-$8,000 from client contracts. This will increase sufficiently after the first six months as new contracts will be added to the portfolio. Overhead for this business opportunity will be quite low with little fixed cost involved. The monthly expenses will be due to travel (gas) expenses, vehicle maintenance, pay-roll (part-time), and equipment replenishing. I am estimating the total expenses to range from $1,200-$1,500 per month. Please let me know if any additional clarification is needed. Thank you for your investment!

Member Payment Dependent Notes Series 831264

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831264	$11,200	$11,200	11.99%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831264. Member loan 831264 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Capo	Debt-to-income ratio:	18.92%
Length of employment:	4 years	Location:	los Angeles, CA

Home town:
Current & past employers:	Capo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > I have used Lending Club once already and was very happy with the process and service. I would rather pay people rather than corporations and that is why I have decided to consolidate the last of my debt.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	65
Revolving Credit Balance:	$12,263.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am consolidation the last of my debt.

Member Payment Dependent Notes Series 831281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831281	$16,000	$16,000	19.29%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831281. Member loan 831281 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Tristar	Debt-to-income ratio:	12.92%
Length of employment:	7 years	Location:	Murrieta, CA

Home town:
Current & past employers:	Tristar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > I want to consolidate my credit card payments into one loan payment every month and be able to pay everything off entirely in 5 years.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,367.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have about 8 credit cards that I want to pay off. The balances range from $500.00 to $3500.00. The interest rates range from 16% to 24%. I realize a couple of the cards have interest rates that are lower than the rate I was quoted for my loan. But this loan will be paid off in 5 years, where the credit cards, with making the minimum payments, will not be paid off for 9-11 years. And I pay about $600.00 monthly in payments now so the loan will reduce my monthly payment by about $200.00. I also have a mortgage with a balance of about $200,000.00. I pay $1500.00 per month which includes taxes and insurance. I also have a car payment of $282.00 per month. My last car payment will be in February 2012. This is a 0% interest loan so I will not be paying this off early.
Please explain the reason why you carry a large revolving credit balance.	Most of my life I have been much more of a saver than a spender and I really try to avoid using credit too much but a few years ago I wanted to build up my credit a little more. I opened some accounts to use solely for that purpose and made some small purchases just to show activity and be able to pay them off quickly. However, I found myself in a situation where I had to make several major purchases within a period of about a year. At this time it's been about 3 years or more since I made any major purchases but I still find myself paying off these cards - and with the high interest rates I will be paying them for a while! I would really love to pay these cards off with this loan and in the process only have one payment each month which will be less than what I'm paying now on all the cards. Also, it will be great to be completely paid off in 5 years. I have the income to keep paying these credit card payments indefinitely but I really would love to be done in 5 years.
Please explain the reason why you carry a large revolving credit balance.	Most of my life I have been much more of a saver than a spender and I really try to avoid using credit too much but a few years ago I wanted to build up my credit a little more. I opened some accounts to use solely for that purpose and made some small purchases just to show activity and be able to pay them off quickly. However, I found myself in a situation where I had to make several major purchases within a period of about a year. At this time it's been about 3 years or more since I made any major purchases but I still find myself paying off these cards - and with the high interest rates I will be paying them for a while! I would really love to pay these cards off with this loan and in the process only have one payment each month which will be less than what I'm paying now on all the cards. Also, it will be great to be completely paid off in 5 years. I have the income to keep paying these credit card payments indefinitely but I really would love to be done in 5 years.
What is your intended use for the loan proceeds?	$13,000.00 in credit card debt. My goal for this loan is to pay that off entirely, then close out all but two cards for emergency purposes. If I get the full amount of the loan that I'm asking for I was also going to make an extra mortgage payment and get ahead on the principal a little bit. I always used to make an extra mortgage payment every year but haven't been able to do so for the last 3 years due to this credit card debt.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	mortgage $1500 includes taxes and insurance gas $200 car payment $282 (but only 6 more payments) car insurance $115 phone $125 food $600

Member Payment Dependent Notes Series 831341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831341	$14,500	$14,500	23.59%	1.00%	August 4, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831341. Member loan 831341 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Ahmad, Zavitsanos & Anaipakos	Debt-to-income ratio:	17.15%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	Ahmad, Zavitsanos & Anaipakos
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > I want to use $4000 to pay off high interest credit cards and $10,000 for my wedding.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,346.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	$4,000 is going to pay off some very high interest rate credit cards and $10,000 is going to pay for wedding expenses.
What portion of your wedding expenses does this loan represent?	$10,000
How are you paying for other wedding expenses not covered by this loan?	The bonus that I get in December for work.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	$4,000 is going to pay off some very high interest rate credit cards and $10,000 is going to pay for wedding expenses.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	$4,000 is going to pay off some very high interest rate credit cards and $10,000 is going to pay for wedding expenses.
What portion of your wedding expenses does this loan represent?	$10,000
How are you paying for other wedding expenses not covered by this loan?	The bonus that I get in December for work.
What is your intended use for the loan proceeds?	I will use $4000 to pay off high interest credit cards and $10,000 for my wedding.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	About 6000

Member Payment Dependent Notes Series 831344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831344	$18,000	$18,000	8.49%	1.00%	August 9, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831344. Member loan 831344 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Institute for Pediatric Innovation	Debt-to-income ratio:	14.98%
Length of employment:	< 1 year	Location:	Somerville, MA

Home town:
Current & past employers:	Institute for Pediatric Innovation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > After a bout of unemployment, I have been employed for 4 years...now is the time to get that debt down! Borrower added on 07/27/11 > As clarification: the debt stems from credit cards from when I was unemployed. I would rather pay that down on a low interest debt consolidation loan than a high interest credit card. I've been able to pay some of it down, but it doesn't make sense to continue at the high interest rate I have. I have great credit, and have never been late for a credit card payment. I just have too much! I've also been paying student loans for the past 5 years and have never been late for a student loan payment. Borrower added on 07/27/11 > More information: I was laid off and unemployed for a year. I have been steadily employed for over 4 years now, and have been slowly paying down my credit cards. It makes more sense to consolidate my debt with a loan than deal with the high credit card rates. I have never missed a credit card payment, and I have never missed a student loan payment.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,811.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 831379

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831379	$35,000	$35,000	13.49%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831379. Member loan 831379 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	GA-ASI	Debt-to-income ratio:	6.22%
Length of employment:	8 years	Location:	Victorville, CA

Home town:
Current & past employers:	GA-ASI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I have been at my job for 8 years now and periodically travel overseas. I would like to install a pool, but do not have all the funds needed readily available to me. I get paid every two weeks and have $1500 left each paycheck after all my bills are paid when I am home and even more when I am traveling so I will have no problem repaying the loan.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$95.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Our monthly mortgage payment is $1879.40. This includes the insurance and taxes for the house. Our utilities are about $600 a month. The yearly income that was listed was mine alone, but the mortgage comes out of my checks and the utilities come out of my wife's checks.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The loan is for a pool. So all of the money will go to the company that will be building our pool.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Our monthly mortgage payment is $1879.40. This includes the mortgage payment, the insurance, and the taxes.
What is your intended use for the loan proceeds?	I will be having a pool installed with the proceeds of the loan.
If you have a delinquency in the last 2 years, please explain the reason.	I have not been delinquent on any of my bills. My bills are always paid on time and I usually pay more than required.

Member Payment Dependent Notes Series 831388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831388	$2,000	$2,000	7.49%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831388. Member loan 831388 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Vitas Healthcare Corp.	Debt-to-income ratio:	27.12%
Length of employment:	8 years	Location:	Hamilton, OH

Home town:
Current & past employers:	Vitas Healthcare Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,743.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 831404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831404	$23,000	$23,000	11.99%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831404. Member loan 831404 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Osteoporosis Center of San Jose	Debt-to-income ratio:	10.86%
Length of employment:	2 years	Location:	San Jose, CA

Home town:
Current & past employers:	Osteoporosis Center of San Jose
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > I would appreciate you investing in this loan. I have paid back any loan I have ever received. I have a very stable job. I have worked for this employer before. This loan will help me consolidate my loans. My credit score is very good. Thank you.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	my credit card limit is 21,000 and the debt on the card is 20,000. My interest rate is 14.5%. I have a chase credit card. My Monthly payment is $500.00.
Please explain the reason why you carry a large revolving credit balance.	For twenty years I have paid my balance in full on my credit card. In the last five months I have carried a large revolving credit balance because I am helping a family member financially.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	rent=975.00;utilities=50.00;phone=50.00;car=100.00;food=200;medical=181.00;car payment-250.00;credit card-500.00
Which debts do you plan to pay off with this loan?	taxes, personal, credit card
What is your intended use for the loan proceeds?	taxes, personal and consolidate some debt

Member Payment Dependent Notes Series 831420

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831420	$4,000	$4,000	12.99%	1.00%	August 9, 2011	August 19, 2014	August 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831420. Member loan 831420 was requested on August 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Lakeside Medical Center	Debt-to-income ratio:	18.60%
Length of employment:	5 years	Location:	Seminole, FL

Home town:
Current & past employers:	Lakeside Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/11 > This is a loan to help me get on the right track financially. I do have larger revolving credit balances, but is partially because I have paid other bills with that money. One way or another I make sure my bills are paid. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,026.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Unfortunately I had to pay off some credit from a past relationship. I do carry a large balance, but it's all in part to make sure that my bills are actually being paid. I know it seems like robbing Peter to pay Paul, but eventually it will indeed be a lot smaller revolving credit balance. Thank you for your consideration.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I owe approximately $3000.00 in credit debt with interest rates at 9 and 11%. I do not have a mortgage, but do have a student loan that has approximately $2500.00 left on it. I plan on paying off my student loan and one credit card so I can close them both out. Thanks again for your consideration.
Which debts do you plan to pay off with this loan?	I have approximately $2500.00 left on a student loan and approximately $3000.00 in credit card debt. I would like to pay off my student loan and one major credit card so that I could close them both out. Thanks again for your consideration.

Member Payment Dependent Notes Series 831431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831431	$8,500	$8,500	7.49%	1.00%	August 9, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831431. Member loan 831431 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Innovacion Natural	Debt-to-income ratio:	23.25%
Length of employment:	1 year	Location:	Lynwood, CA

Home town:
Current & past employers:	Innovacion Natural
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/08/11 > I plan on repaying a personal loan from a friend who although had originally given me more time to pay, has fallen on hard times and can't wait for me to make the regularly scheduled payments. I am responsible, low outstanding debt, almost no credit card debt, stable and secure job. I usually spend less than 50% of my monthly income, which should provide plenty to re-pay this loan. I just need the money now to repay the loan in full. Borrower added on 07/08/11 > I plan on repaying a personal loan from a friend who although had originally given me more time to pay, has fallen on hard times and can't wait for me to make the regularly scheduled payments. I am responsible, low outstanding debt, almost no credit card debt, stable and secure job. I usually spend less than 50% of my monthly income, which should provide plenty to re-pay this loan. I just need the money now to repay the loan in full. null

A credit bureau reported the following information about this borrower member on July 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$196.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 831432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831432	$12,000	$12,000	7.49%	1.00%	August 9, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831432. Member loan 831432 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Grassroots Solutions	Debt-to-income ratio:	12.29%
Length of employment:	2 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	Grassroots Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to help us cover the costs of the adoption of our first child. Thank you.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	32
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I have been told by Lending Club that Federal lending laws prohibit the consideration of marital or familial status in evaluating an application for a loan. I've been told that the purposes for my loan request skirt this issue (I attempted several times to list the purpose in the description but it was taken down by Lending Club). I'm sorry I can't be more specific, I don't want to break any laws. I will say that this is for a deeply personal matter that will be a wonderful addition to my life. I hope this helps. If you have an recommendations for other ways I can give you more information, I am more than willing to listen. Thank you for your consideration.

Member Payment Dependent Notes Series 831534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831534	$8,000	$8,000	5.42%	1.00%	August 8, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831534. Member loan 831534 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Metrics Marketing Group	Debt-to-income ratio:	13.18%
Length of employment:	< 1 year	Location:	Parma, OH

Home town:
Current & past employers:	Metrics Marketing Group
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for additional funding for my Wedding and Honeymoon. I have great credit, have never been delinquent or missed a bill, and appreciate Lending Club's low interest rate and ease of use as I've used them in the past with great success. I only carry a balance on one revolving major credit card and am in great financial shape and am looking to pay off other balances very soon. Please help me out on this low-risk loan.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,096.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 831542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831542	$3,000	$3,000	8.49%	1.00%	August 8, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831542. Member loan 831542 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	n/a	Debt-to-income ratio:	18.64%
Length of employment:	n/a	Location:	Bryant, AR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > Paying off a debt early

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,948.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	my monthly expenses amount to approximately 600.00. I do not pay rent or utilities. Only Insurance and cell phone, gas and food. That is it...Thank you.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	my monthly expenses amount to approximately 600.00. I do not pay rent or utilities. Only Insurance and cell phone, gas and food. That is it...Thank you.

Member Payment Dependent Notes Series 831545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831545	$6,000	$6,000	9.99%	1.00%	August 8, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831545. Member loan 831545 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Cudd Energy Services	Debt-to-income ratio:	12.68%
Length of employment:	9 years	Location:	Odessa, TX

Home town:
Current & past employers:	Cudd Energy Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > Useing this loan to purchase vehicle Borrower added on 08/02/11 > Using this loan to purchase my dream vehicle

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	56
Revolving Credit Balance:	$180.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much money are you providing out of pocket as a down payment for this purchase?	None at this moment but I intend to payoff this loan within 4months

Member Payment Dependent Notes Series 831589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831589	$12,000	$12,000	5.42%	1.00%	August 9, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831589. Member loan 831589 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	MontaVista Software LLC/Cavium Networks	Debt-to-income ratio:	5.62%
Length of employment:	7 years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	MontaVista Software LLC/Cavium Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > Use cash savings at hand in other investment vehicles. Take advantage of the relatively lower interest rate offered by LendingClub to make a home-related purchase.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,345.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	The revolving credit balance ($7345) includes a HELOC balace worth ($5758) which I drew in place of a 2nd mortgage back in 2007 when I purchased my home. The initial draw was $28500 which I have paid down to the present balance of $5758. I have been paying it regularly and not paying it off in entirety, only because the interest rate on it has been at prime, which is just 3.25% for a couple of years now. This will tell you that my effective credit balance has never more than ~$1500. I make all my daily purchases using one of two credit cards (AMEX+VISA) and pay them off in entirety every month. If you look at my credit history, I have never had a single late payment or any balance ever on my credit cards (I have never ever paid interest on my credit cards). Hope this satisfactorily answers your question.
What is your intended use for the loan proceeds?	Details on Home related purchase - kitchen upgrade (update cabinets, countertop, install a kitchen exhaust system).
What is your intended use for the loan proceeds?	Kitchen related purchase - Cabinetry, kitchen exhaust system, kitchen appliances

Member Payment Dependent Notes Series 831616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831616	$4,425	$4,425	17.49%	1.00%	August 3, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831616. Member loan 831616 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	BMW MC. LLC	Debt-to-income ratio:	24.17%
Length of employment:	10+ years	Location:	Easley, SC

Home town:
Current & past employers:	BMW MC. LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > I will be using this loan to consolidate some smaller accounts. Thank you in advance. null

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	44
Revolving Credit Balance:	$7,617.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	My wife has several retail store accounts and I would like to pay them off and close them.

Member Payment Dependent Notes Series 831682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831682	$15,000	$15,000	20.99%	1.00%	August 3, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831682. Member loan 831682 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Bergen County Sheriff's Department	Debt-to-income ratio:	8.10%
Length of employment:	5 years	Location:	Sparta, NJ

Home town:
Current & past employers:	Bergen County Sheriff's Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > This loan will be used for possible home improvements Borrower added on 07/27/11 > We have very good credit, and I always make sure our bills are paid early. Borrower added on 07/29/11 > I am a good candidate for a loan because I am very responsible, have a stable job and will continue to get a raise each year. null

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,401.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 831723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831723	$22,750	$22,750	19.29%	1.00%	August 8, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831723. Member loan 831723 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,446 / month
Current employer:	City of Bethel	Debt-to-income ratio:	24.66%
Length of employment:	9 years	Location:	Bethel, AK

Home town:
Current & past employers:	City of Bethel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	74
Revolving Credit Balance:	$26,184.00	Public Records On File:	0
Revolving Line Utilization:	68.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	House Pmt $1420. House insurance is in escrow and part of the payment. There is no property tax in this area. Average Utility is about $350. If more information is needed feel free to inquire.
Please explain the reason why you carry a large revolving credit balance.	Previous required medical stituation and medical travel that my insuance did not pay for, And there was a major plumbing problem in the winter that was a emergency need.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Credit Cards $16000 with pmts at $600 month intrest is from 15 to 28 percent Car note $14000 at $600 month Student Loan $8000 at $125 a month House morgage 245000 at $1420 month
Which debts do you plan to pay off with this loan?	Credit cards ( all card accounts will be closed except for two after payed off), An automobile note.
Please explain the reason why you carry a large revolving credit balance.	Previous required medical stituation and medical travel that my insuance did not pay for, And there was a major plumbing problem in the winter that was a emergency need.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Morgage $1420.00 Fuel for car $ 100.00 Phone $ 40.00 Insurance $ 120.00 Food $ 300.00
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Morgage $1420.00 Fuel for car $ 100.00 Phone $ 40.00 Insurance $ 120.00 Food $ 300.00
If you have a public record on file, please briefly explain the event and its resolution.	Other than normal marrage, property deeds and things like that, I have none. I have no criminal records.
What is your intended use for the loan proceeds?	Consolidate bills

Member Payment Dependent Notes Series 831792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831792	$5,000	$5,000	7.49%	1.00%	August 3, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831792. Member loan 831792 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	DHL	Debt-to-income ratio:	1.68%
Length of employment:	< 1 year	Location:	Hollywood, FL

Home town:
Current & past employers:	DHL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,524.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 831827

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831827	$25,000	$25,000	16.89%	1.00%	August 4, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831827. Member loan 831827 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	UCSF Children's Hospital	Debt-to-income ratio:	18.43%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	UCSF Children's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > Hello to anyone that's thinking about funding my loan! I would appreciate any help. After all the bank shenanigans, my credit card interest rates have gone up so it's really difficult to make much real progress with my debt. I have a steady, good paying job, I make all my monthly payments and then some - it's just been very frustrating to not make much a dent with my balances due to the interest rates. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,118.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My rent is $1400, utilities around $100
Please explain the reason why you carry a large revolving credit balance.	It took me entirely too long to realize the consequences of being footloose and fancy free with my credit cards, and it wasn't helped by the fact that I was able to get credit cards extremely easily. It started in college, post college I paid for big trips with my cards and wouldn't pay them off in full, and it has kind of snowballed from there. When all the bank craziness happened, my interest rates increased which is really slowing down the process of paying anything off.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	About $25000 on 3 cards that have interest rates between 24-30%. I have one more credit card but since it's through a credit union the interest rate is much lower, 8%, and I can manage that one.
Which debts do you plan to pay off with this loan?	My credit card debt is all my debt, I have almost 25,000 on 3 cards with interest rates of 24-30%. I'm paying around 1200-1800/month
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My rent is 1400, utilities around 100, food averages 150-200 a month...my monthly expenses (not counting credit card payments) are around 1700-1800, give or take.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	It's not for multiple purposes, it's specifically for credit card debt.
What is your intended use for the loan proceeds?	To consolidate my credit card debt.

Member Payment Dependent Notes Series 831833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831833	$8,000	$8,000	8.49%	1.00%	August 8, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831833. Member loan 831833 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,290 / month
Current employer:	Ted Bercier, DDS	Debt-to-income ratio:	29.42%
Length of employment:	4 years	Location:	Lake Charles, LA

Home town:
Current & past employers:	Ted Bercier, DDS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > Paying off credit card bills

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,684.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My vehicle note of $475.00 & insurance on vehicle $134.00. Credit card bills & cell phone $110.00.
What is your intended use for the loan proceeds?	I need to pay off some credit card bills & get back on the right track.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$475 for vehicle, $134 for vehicle insurance, and $115 for cell phone. Credit card bills too. That is the only bills I pay.

Member Payment Dependent Notes Series 831873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831873	$10,000	$10,000	8.49%	1.00%	August 9, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831873. Member loan 831873 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	PGAL Architects	Debt-to-income ratio:	10.64%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	PGAL Architects
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,637.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent: $637.50/mo.; Transportation: $40-50/mo (for fuel and maintenance, vehicle is paid for); Utilities: In summer, about $75-80/mo (I pay 1/2 the total utility cost), and in winter, closer to $30-40 (I live in a warm climate); Phone: $65/mo; Insurance: $20/mo.; Food: $250/mo Total average monthly base expenses: $1068.50 This leaves out any medical incidental costs, like medicine, and all other miscellaneous expenses, which I do consciously try to keep at a minimum, since the goal is to get out of debt entirely so that I can start saving money.

Member Payment Dependent Notes Series 831882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831882	$14,750	$14,750	7.49%	1.00%	August 9, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831882. Member loan 831882 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,792 / month
Current employer:	Troy City Schools	Debt-to-income ratio:	17.82%
Length of employment:	10+ years	Location:	Xenia, OH

Home town:
Current & past employers:	Troy City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > In order to put in an in-ground swimming pool and fence, we have decided to fund the pool purchase by using several smaller loans in order to get the best interest rate. By using a home equity loan and a Lending Club loan, we are hoping to keep the interest rates as low possible in the near term as uncertainty in the market will most certainly drive interest rates higher by the spring.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,208.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	The loan proceeds will be used to pay for each installment of the pool construction including the payment after the walls are set, the payment after the liner is installed, and the final costs after the final inspection.
Please provide additional details regarding the purpose of the loan?	The funds from the loan will go to providing the large lump sum payments that occur as each phase of the in-ground pool is completed. For example, after the excavation has been completed to our satisfaction, we cut a check to the pool installation company in order to cover the cost of the excavation and allow for the inspection. Once the walls are up we will have to cut another check, when the concrete decking is finished we will have to cut another check and so on up until the final inspection is complete. Thank you for your consideration.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Everything including water, gas/electric, mortgage (taxes are in escrow), insurance for home and cars, and credit runs about 3000 per month and household income is 130,000 gross per year.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Our expenses, including everything above, is about 5000 per month and our monthly household income is 7400 per month.

Member Payment Dependent Notes Series 831907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831907	$25,000	$25,000	14.79%	1.00%	August 8, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831907. Member loan 831907 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,792 / month
Current employer:	Atlas Copco	Debt-to-income ratio:	5.61%
Length of employment:	3 years	Location:	Rock Hill, SC

Home town:
Current & past employers:	Atlas Copco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,593.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	My Current debts are: Credit Card 1, Balance $10k, Interest Rate 18%, Mtly Payment $200.00 Credit Card 2, Balance $8k, Interest Rate 25%, Mtly Payment $400.00 Both Mtly Payments are the minimum payments but this is what I pay monthly in order to pay faster, both Interest Rates are variable and this is the major reason for me to take this loan, to consolidate and have a fixed interest rate. Also, the remaining of the loan will be used to help my mother with the purchase of a car. Thanks for your help.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My monthly expenses are: Transportation (auto loan + auto insurance + fuel) = $745.00 Insurance (life+Medical+Dental+Vision) = $395.00 All primary house expenses are paid by my husband (Mortgage, Utilities & Food) Mortgage 2nd property $400.00 (balance is only $20k, planning to pay in full by April next year) Childcare expenses $1,100.00 Others $500.00 A total of $3,140.00/month

Member Payment Dependent Notes Series 831945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831945	$7,125	$7,125	7.49%	1.00%	August 8, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831945. Member loan 831945 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Regulatory Affairs Professionals Society	Debt-to-income ratio:	29.93%
Length of employment:	< 1 year	Location:	Damascus, MD

Home town:
Current & past employers:	Regulatory Affairs Professionals Society
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > I am looking to consolidate higher rate balances to one low rate and one monthly payment so I can pay down debt sooner. I have over 11 years of credit history, never had a late/missed payment, steady job history, and looking to become debt free.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,450.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 831986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831986	$3,025	$3,025	11.49%	1.00%	August 3, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831986. Member loan 831986 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,453 / month
Current employer:	n/a	Debt-to-income ratio:	20.92%
Length of employment:	n/a	Location:	Chattaroy, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > pay credit card off

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,187.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Wife ran up cards under my name dont know how trusted her and left me to pay off debts honest as I can be
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	600.00 dollars
Please explain the reason why you carry a large revolving credit balance.	Wife ran up cards under my name dont know how trusted her and left me to pay off debts honest as I can be

Member Payment Dependent Notes Series 831989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
831989	$10,000	$10,000	7.49%	1.00%	August 8, 2011	August 9, 2014	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 831989. Member loan 831989 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,769 / month
Current employer:	Acquinity Interactive	Debt-to-income ratio:	13.38%
Length of employment:	3 years	Location:	Deerfield Beach, FL

Home town:
Current & past employers:	Acquinity Interactive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/11 > I would like to borrow the money to consolidate my credit card debt by only having one low interest rate and only having to pay one bank. This will allow me to pay it offer faster and easier.

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,079.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current rent a month is $700. My utilities are usually around $120 a month. Phone and insurance are paid through my company. My car payment is $450. I would estimate I spend about $400 to $500 on food this includes grocery's plus eating out.
What is your intended use for the loan proceeds?	My intended use for the loan is to pay off all my current debt. I will only have to worry about one payment and it will be at a lower interest rate. This will allow me to pay it offer faster and easier.

Member Payment Dependent Notes Series 832080

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832080	$14,000	$14,000	15.23%	1.00%	August 9, 2011	August 9, 2016	August 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832080. Member loan 832080 was requested on July 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	southern california gas/sempra energy	Debt-to-income ratio:	9.47%
Length of employment:	10+ years	Location:	simi valley, CA

Home town:
Current & past employers:	southern california gas/sempra energy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	6
Revolving Credit Balance:	$535.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	bbva compass 6,841.74 min payment 21.00 first year 0% after year 17 % VISA///personal loan citifinancial 8,132.00 payment 261.00 for 5 years 25% ///general motors CC mastercard 593.00 45.00 min payment///store CC kohls ,macys home depot goodyear all under 100.00 some under 50.00 23%
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	401.00 a month// pay citifinancial8,132.00 //pay -off bbva compass 7,000 // my monthly payment will actually go down and i will be able to pay off other small amounts/
What is the total balance of your credit cards, interest rates and current monthly payments?	8,132.00 citifinancial 25% // bbva compass 7,000 )% first year after 17%//usally about 400.00 with this loan my monthly would go down considerably
If you have a delinquency in the last 2 years, please explain the reason.	2004 gmc sierra p/u payment was 600.00 amonth got in a jam but came out of it the next payment cycle// payed off

Member Payment Dependent Notes Series 832159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832159	$15,000	$15,000	11.49%	1.00%	August 4, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832159. Member loan 832159 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	DEPARTMENT OF DEFENSE	Debt-to-income ratio:	14.58%
Length of employment:	7 years	Location:	sugar grove, WV

Home town:
Current & past employers:	DEPARTMENT OF DEFENSE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > i plan to pay off my credit cars. no delinquency in the past 20 years. Borrower added on 07/28/11 > creit card 1 7200.00 10% percent intrest rate credit card 2 4800 11% and a truck loan of 2100.00 at 11% i currently rent at 600.00 month. null

A credit bureau reported the following information about this borrower member on July 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	61
Revolving Credit Balance:	$10,775.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	credit card 1 balance 7200.00 credit card 2 5000.00 line of personal loan 2100.00 blance
Which debts do you plan to pay off with this loan?	2 credit cards and a personal loan
If you have a delinquency in the last 2 years, please explain the reason.	no delinquency in past 2 years

Member Payment Dependent Notes Series 832185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832185	$30,000	$30,000	10.99%	1.00%	August 4, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832185. Member loan 832185 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	DeRoyal	Debt-to-income ratio:	14.46%
Length of employment:	10+ years	Location:	Maumelle, AR

Home town:
Current & past employers:	DeRoyal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > I am using funds to pay off debt so I can work on having all debt paid off in three years. I have a wonderful career in medical sales and have been with my company for over 10 years. I also want to streamline my payments each month to make it more convenient and to have debt paid in less time. I am a great borrower because I am on time with payments and have a good, stable income. Thanks so much for your consideration!

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,652.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I own my Honda Pilot, and I have no student loans. I have a line of credit from Bank of America that I have been paying off that was $48,000; however, it is now down to $24,000 and is at 10.99%. The credit cards that I have are Mastercard (owe $3,000 at 15.99%) and Discover (owe $4,900 at 16.24%). I have a Discover personal loan that is $15,538 at a 15.9% rate as well. The other bill that I am consolidating is a PayPal account through Bill Me Later. I owe @ $1,000 to Bill Me Later, and the interest rate is 19.99%. I want to consolidate the MasterCard, Discover, Discover personal loan, and Bill Me Later so I can make one large payment each month and pay these off in three years or less. I always make larger than minimum payment to Bank of America in order to pay them off in a shorter time frame. If there is additional information that you need, please do not hesitate to ask. Thanks so much for your consideration!
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I own my Honda Pilot, and I have no student loans. I have a line of credit from Bank of America that I have been paying off that was $48,000; however, it is now down to $24,000 and is at 10.99%. The credit cards that I have are Mastercard (owe $3,000 at 15.99%) and Discover (owe $4,900 at 16.24%). I have a Discover personal loan that is $15,538 at a 15.9% rate as well. The other bill that I am consolidating is a PayPal account through Bill Me Later. I owe @ $1,000 to Bill Me Later, and the interest rate is 19.99%. I want to consolidate the MasterCard, Discover, Discover personal loan, and Bill Me Later so I can make one large payment each month and pay these off in three years or less. I always make larger than minimum payment to Bank of America in order to pay them off in a shorter time frame. If there is additional information that you need, please do not hesitate to ask. Thanks so much for your consideration!
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	The mortgage is $2,646.99 per month, and that includes taxes and insurance. A portion of the payment is placed in an escrow account, and the insurance and taxes are paid from that account.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I do not pay rent--I have a mortgage payment that is $2,646.99 per month (that includes taxes and insurance as well that gets paid out of an escrow account). I own my Honda Pilot and pay $207.35 each quarter for insurance. I am in medical sales, and my company pays me $1,050.00 per month in addition to the income that I listed for my loan consideration for expenses. That money covers my gas and monthly cell phone bill. It also covers my internet service. I only pay @ $300.00 per month in utilities, and I pay for additional life insurance coverage. That policy costs $78.00 per month. My food bill varies because I am on the road some each month and also entertain customers, and I have a corporate card that pays for all travel expenses including food. I would estimate that I spend @ $225 per month on food. If you have any questions about the information provided, please let me know. I appreciate it. Have a wonderful week!

Member Payment Dependent Notes Series 832200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832200	$15,000	$15,000	8.49%	1.00%	August 9, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832200. Member loan 832200 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Time To Know, Inc.	Debt-to-income ratio:	10.69%
Length of employment:	2 years	Location:	Plano, TX

Home town:
Current & past employers:	Time To Know, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > Flooring replacement (carpet is 25 years old), garage ceiling repair, plumbing replacement, exterior trim replacement.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	36
Revolving Credit Balance:	$7,853.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I have had no delinquencies in the last two years.

Member Payment Dependent Notes Series 832221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832221	$5,000	$5,000	11.49%	1.00%	August 3, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832221. Member loan 832221 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,908 / month
Current employer:	the vons companies, inc	Debt-to-income ratio:	8.56%
Length of employment:	3 years	Location:	murrieta, CA

Home town:
Current & past employers:	the vons companies, inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > Pay back some family

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$699.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 832281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832281	$14,000	$14,000	7.49%	1.00%	August 4, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832281. Member loan 832281 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Siemens Healthcare	Debt-to-income ratio:	1.21%
Length of employment:	8 years	Location:	Columbia, SC

Home town:
Current & past employers:	Siemens Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > We would ordinarily cash-flow this over a period of months, but for personal reasons we prefer to make this purchase sooner rather than later. Borrower added on 07/28/11 > I would ordinarily cash-flow this out of my paycheck over some months but for personal reasons I've decided to expedite this acquisition. I have a stable, well-paying job (have been with current employer for over 8 years) and excellent credit. There is a formalized gameplan to repay this loan.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage=$2760, electric+gas=$350, groceries=$300, medical=$200, car payment=$164 (2nd car is company car), water=$145, cell phone=$90, phone+Internet=$90, gasoline=$70. Aggregate monthly expenses are significantly less than net take-home pay.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage=$2760, electric+gas=$350, groceries=$300, medical=$200, car payment=$164 (2nd car is company car), water=$145, cell phone=$90, phone+Internet=$90, gasoline=$70. Aggregate monthly expenses are significantly less than net take-home pay.
What is your intended use for the loan proceeds?	A larger diamond ring
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	A larger diamond ring
What are you buying?	A larger diamond ring
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage=$2670, electric+gas=$350, groceries=$300, Medical=$200, Car payment=$164(2nd car is a company car), water=$145, cell phone=$90, phone+Internet=$100, gasoline=$70. We have no home equity loan. Aggregate monthly expenses are significantly less than net take-home pay.

Member Payment Dependent Notes Series 832300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832300	$11,975	$11,975	9.99%	1.00%	August 3, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832300. Member loan 832300 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	University of Louisville	Debt-to-income ratio:	21.48%
Length of employment:	3 years	Location:	Louisville, KY

Home town:
Current & past employers:	University of Louisville
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > Post college credit card refinancing null

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,566.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Unfortunately, high interest rates have not allowed me to pay down the balance of my college credit card debt.

Member Payment Dependent Notes Series 832403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832403	$5,200	$5,200	5.99%	1.00%	August 5, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832403. Member loan 832403 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Lomographic Corp	Debt-to-income ratio:	16.64%
Length of employment:	2 years	Location:	West Hollywood, CA

Home town:
Current & past employers:	Lomographic Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > This loan is to pay for medical expenses not covered by my insurance. I have a solid position at a currently expanding business. I have a small mortgage payment and no car or student loans. Thank you for any help with this loan.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,594.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 832409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832409	$25,000	$25,000	19.69%	1.00%	August 9, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832409. Member loan 832409 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Dept of Corrections, CMC	Debt-to-income ratio:	15.40%
Length of employment:	8 years	Location:	Cayucos, CA

Home town:
Current & past employers:	Dept of Corrections, CMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > Please note that this loan for $25,000 is to purchase a mobile home. I would live in this mobile home instead of paying rent. In Morro Bay or San Luis Obispo rent is high. I plan to pay off my loan sooner (within two years) and will save money in the long run.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,871.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	my revolving debt is high but my total house payment is low. also, i let a friend borrow on my credit card and ended up getting screwed. how i am making payments for her. my credit is very good and i have always paid and will continue to pay my debt. my house was cheap and used credit cards to fix it up. thank you.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I plan to purchase a mobile home for $20,000 and use the extra money to paint and clean the mobile home up. I plan to pay off my loan in two years. Rent is high in Morro Bay so this mobile home will save me a lot of money in the long run. I would like to retire in this area, and this mobile home park is one of the finest in Morro Bay. I have found a really good deal.
Will some or all of your moving expenses be reimbursed, if so how much?	I do not think my moving expenses will be reimbursed because I am only moving approximately 5 miles from my current rental property. However, the mobile home that I want to purchase for $20,000 will be paid off in two years and then i will be saving approximately $800/month in rental expense. Thank you.
Can you specify which relocation expenses you are covering with this loan, and which other expenses you are paying out of pocket?	I plan to purchase a mobile home with this $20,000 loan and pay this loan off in two years or sooner. Then I will be saving money by only paying for the rental space which is $600/month. I will be saving approximately $800/month by purchasing this mobile home once I pay it off. Then if I ever want to move I can sell it. Hopefully though, this is my retirement home. Thank you.
Please explain the reason why you carry a large revolving credit balance.	my revolving debt is high but my total house payment is low. also, i let a friend borrow on my credit card and ended up getting screwed. how i am making payments for her. my credit is very good and i have always paid and will continue to pay my debt. my house was cheap and used credit cards to fix it up. thank you.
Please explain the reason why you carry a large revolving credit balance.	my revolving debt is high but my total house payment is low. also, i let a friend borrow on my credit card and ended up getting screwed. how i am making payments for her. my credit is very good and i have always paid and will continue to pay my debt. my house was cheap and used credit cards to fix it up. thank you.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	First of all my rent is $1,800 per month. The loan is to purchase a mobile home and reduce my monthly rent. Then in the end I will own a place in Morro Bay. After all of my monthly expenses, I usually have approximately $1,000 in mad money. However, I try to pay more than the minumum amount on my credit cards. Also, I have the opportunity to work as much overtime as I want. This overtime has never gone away. This month I worked 40 hours of overtime and will probably bring home approximately $1,800. My goal is to pay off all of my bills before I retire. Thank you.
Please explain the reason why you carry a large revolving credit balance.	I allowed a friend to borrow $15,000 on one of my credit cards. I bought a house for $72,000 and made home repairs and used credit cards for that. Of course, some of the credit card use was personal, but most of it went toward a house I own and now rent out. I have always paid my bills and my credit score is good.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	since i am not suppose to give you exact figures, just let's say that i have enough mad money at the end of the month to put extra on my payments and live comfortably. thank you.

Member Payment Dependent Notes Series 832425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832425	$17,000	$17,000	7.49%	1.00%	August 9, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832425. Member loan 832425 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	City of Albuquerque	Debt-to-income ratio:	6.62%
Length of employment:	10+ years	Location:	Albuquerque, NM

Home town:
Current & past employers:	City of Albuquerque
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > Debt Consolidation

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,964.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	New house purchase last year (new furniture, appliances, etc)
What is your intended use for the loan proceeds?	Credit card consolidation

Member Payment Dependent Notes Series 832428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832428	$4,000	$4,000	10.59%	1.00%	August 5, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832428. Member loan 832428 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	22.16%
Length of employment:	2 years	Location:	Juno Beach, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > just completed a lending club loan fully paid never late

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,299.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	Balance is $9,000 interest is about 20% monthly payments about $3,000
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Rent $1200, no equity loan, utilities $130, Ins. $120, car $330, boat $335, ins boat $$110

Member Payment Dependent Notes Series 832439

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832439	$15,450	$15,450	17.49%	1.00%	August 3, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832439. Member loan 832439 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Verizon	Debt-to-income ratio:	21.62%
Length of employment:	10+ years	Location:	Riverview, FL

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,949.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage payment is $1,600.00 per month No home equity loan or line of credit Electric $125.00 per month Water $105.00 per month Property Taxes $1,200.00 yearly Car Insurance for two automobiles is $1600.00 per year Phone, cable, internet is $105.00 per month
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	American Express Gold Line of Credit $3,000.00 Balance owed $508.00 Interest Rate 0% Paid in full each month Lending Club current loan Original Loan amount $16,000 Balance owed $7,498.74 Interest Rate 12.87% Monthly payment $538.14 Visa Line of Credit $7,250.00 Balance owed $6,603.08 Interest Rate 9.24% Monthly payment $185.00 No car payments. Fully own two automobiles: 2000 Honda Accord and 2005 Honda Odyssey.
Which debts do you plan to pay off with this loan?	My goal is to payoff the remaining balances of Visa and existing Lending Club. I understand the higher interest due to length of proposed loan but lower payment is the goal.

Member Payment Dependent Notes Series 832446

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832446	$20,000	$20,000	10.99%	1.00%	August 9, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832446. Member loan 832446 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	US Navy	Debt-to-income ratio:	23.37%
Length of employment:	10+ years	Location:	Waipahu, HI

Home town:
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 12, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,512.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage 1896.00 Home Equity 565.00 Utilities 300.00 Taxes and Insurance included in Mortgage
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Visa 12,300.00 225.00 monthly 15.9 % MC 11,500.00 235.00 monthly 12.9% NFCU 37,000.00 995.00 monthly 11.9% Mortgage 331,220.00 1896.00 monthly 5.5%
Which debts do you plan to pay off with this loan?	Visa pay in full and close the card. Remainder to be applied to other card. When that card is zero I intend to close it. Keeping only my American Express which has a 0 balance.
What is your intended use for the loan proceeds?	To pay one credit card completely and close it. The remainder will go against another card.

Member Payment Dependent Notes Series 832563

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832563	$24,000	$24,000	11.49%	1.00%	August 9, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832563. Member loan 832563 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Verizon Wieless	Debt-to-income ratio:	11.77%
Length of employment:	6 years	Location:	Channahon, IL

Home town:
Current & past employers:	Verizon Wieless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > I have an excellent credit score and history. I have been with my current employer for 6 1/2 years and in the same cellular communications field for 12 years. null

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	24
Revolving Credit Balance:	$11,129.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I will have no problems with making the monthly payments and paying this loan back.
Which debts do you plan to pay off with this loan?	Credit card debt.

Member Payment Dependent Notes Series 832574

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832574	$24,000	$24,000	16.49%	1.00%	August 4, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832574. Member loan 832574 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,340 / month
Current employer:	Ernst and Young LLP	Debt-to-income ratio:	8.14%
Length of employment:	4 years	Location:	WEST NEW YORK, NJ

Home town:
Current & past employers:	Ernst and Young LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	28
Revolving Credit Balance:	$10,439.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Type/Bal/Int/MnthPay CreditCard/$4,700/14.99%/$105 CreditCard/$11,250/13.24%/$250 CreditCard/$5,000/14.24%/$9
Which debts do you plan to pay off with this loan?	DebtType/Balance/Interest/MonthlyPayment: 1. CreditCard/$4,700/14.99%/$102 2. CreditCard/$11,250/13.24%/$433 3. CreditCard/$5,000/14.24%/$96
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	DebtType/Balance/Interest/MonthlyPayment: 1. CreditCard/$4,700/14.99%/$102 2. CreditCard/$11,250/13.24%/$433 3. CreditCard/$5,000/14.24%/$96
What is your intended use for the loan proceeds?	Pay off credit card debt.
If you have a delinquency in the last 2 years, please explain the reason.	No delinquency ever.
If you have a public record on file, please briefly explain the event and its resolution.	I do not have any public record on file.
What is your intended use for the loan proceeds?	Pay off credit card debt.
If you have a delinquency in the last 2 years, please explain the reason.	No delinquency ever.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	rent: $2,200, transportation: $96, utilities incl. phone: $400, car insurance: $360
If you have a delinquency in the last 2 years, please explain the reason.	No delinquency ever.

Member Payment Dependent Notes Series 832602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832602	$18,000	$18,000	16.89%	1.00%	August 8, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832602. Member loan 832602 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	DCMG	Debt-to-income ratio:	21.10%
Length of employment:	4 years	Location:	san bernardino, CA

Home town:
Current & past employers:	DCMG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	24
Revolving Credit Balance:	$11,665.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My mortgage payment is $1300.00 / mo. insurance and taxes are included. Monthly utilities all together is $300.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The balances all together is about $17000.00 ( credit cards and dept. sotres ) the interest rates range from 21% to 27%
Which debts do you plan to pay off with this loan?	All credit cards
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My monthly expenses are $ 3100.00
If you have a delinquency in the last 2 years, please explain the reason.	No delinquencies!!

Member Payment Dependent Notes Series 832609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832609	$18,000	$18,000	15.62%	1.00%	August 5, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832609. Member loan 832609 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Baker Hughes Incorporated	Debt-to-income ratio:	25.58%
Length of employment:	10+ years	Location:	houston, TX

Home town:
Current & past employers:	Baker Hughes Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > I pay my debts off on time, and I have been employed with the same employer for 17 yrs. this is pay credic cards off and start saving for retirement.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,844.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	current debt balance on credit cards is 18,000. The mortage for my home runs 800 month. My car is paid for. I want to consolidate my credit cards, so I can make one payment, and start saving for retirement.
Please explain the reason why you carry a large revolving credit balance.	Many things happened in life, but I have numeours areas under control
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	All total about 1250.00 month

Member Payment Dependent Notes Series 832664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832664	$16,000	$16,000	19.69%	1.00%	August 9, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832664. Member loan 832664 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Doco	Debt-to-income ratio:	22.36%
Length of employment:	7 years	Location:	saint amant, LA

Home town:
Current & past employers:	Doco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,444.00	Public Records On File:	1
Revolving Line Utilization:	40.90%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Mortgage=140,000.00=906.00 (4.25%) Vehicle=30,000.00=635.00 (6.00%) Vehicle=8,000.00=325.00 (9.75%) Loan=2,500.00=325.00 (28.00%) Credit Card=1,400.00=50.00 (0.00%)
Which debts do you plan to pay off with this loan?	Vehicle 8,000.00 Loan 2,500.00 Credit Card 1,400.00
If you have a public record on file, please briefly explain the event and its resolution.	Yes I do. Its been close to 8 yrs now. Overloaded with credit card debt and lost my job. I have been trying really hard to get my credit back where it needs to be. Your help is greatly appreciated. Thanks!
What is your intended use for the loan proceeds?	Thanks for asking! I intend to pay off my car loan, a personal loan, and a credit card and put the rest in my savings account.

Member Payment Dependent Notes Series 832716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832716	$5,000	$5,000	6.99%	1.00%	August 8, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832716. Member loan 832716 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Gold & Silver Reserve	Debt-to-income ratio:	23.25%
Length of employment:	10+ years	Location:	Cocoa, FL

Home town:
Current & past employers:	Gold & Silver Reserve
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > I plan to use this loan to pay off credit cards. I am always on time with my payment and will make extra payments when possible. My monthly budget will be able to cover the amount each month. I have been at my current job going on eleven yrs. and plan to stay with the company as it grows bigger. Borrower added on 08/02/11 > I would like to thank all of the investors that have helped fund my loan so far. God Bless you all.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,008.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I intend to pay off some credit card bills and Dr. bills. I also need to have some work done on my car.

Member Payment Dependent Notes Series 832777

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832777	$9,250	$9,250	10.59%	1.00%	August 3, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832777. Member loan 832777 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Summit Career College	Debt-to-income ratio:	22.38%
Length of employment:	1 year	Location:	Corona, CA

Home town:
Current & past employers:	Summit Career College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,507.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$400 rent only.

Member Payment Dependent Notes Series 832835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832835	$3,300	$3,300	5.42%	1.00%	August 4, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832835. Member loan 832835 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,592 / month
Current employer:	Carnegie Mellon University	Debt-to-income ratio:	13.11%
Length of employment:	4 years	Location:	Valencia, PA

Home town:
Current & past employers:	Carnegie Mellon University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > This loan will be used to pay off higher rate credit card debt, yielding me a considerable reduction in interest payments.

A credit bureau reported the following information about this borrower member on July 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,578.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	About two years ago, I suffered a back injury that required hospitalization, surgery, and rehab. My health insurance did not cover the full cost of my medical/hospital expenses, and I was forced to take medical leave from my job while I recovered and completed rehab. My disability insurance replaced only 60 percent of my income. I used credit cards to pay my medical/hospital/rehab and household bills on time; I now want to consolidate the remaining CC debt at a lower interest rate.

Member Payment Dependent Notes Series 832861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832861	$2,600	$2,600	5.99%	1.00%	August 3, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832861. Member loan 832861 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Landrys rest corp	Debt-to-income ratio:	4.43%
Length of employment:	6 years	Location:	Brigantine, NJ

Home town:
Current & past employers:	Landrys rest corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 11, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 832885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832885	$4,000	$4,000	15.99%	1.00%	August 5, 2011	August 10, 2016	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832885. Member loan 832885 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	TD Bank	Debt-to-income ratio:	24.04%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/11 > Paying off Borrower added on 07/27/11 > Taking out this loan in order to payoff my bills.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	46
Revolving Credit Balance:	$4,160.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	The balance you are referring to are tuition fees accumulated during my years in college, which is the main reason for this loan. With this loan I will be able to clear up my balance in order to receive my diploma and pursue a higher level of education in getting my masters
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	I currently live with my parents, therefore I am not obligated to any monthly expenses related to housing
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My monthly expenses includes: car note, auto insurance, cell phone, credit card, and school loan. All of this totaling $550.00 per month.

Member Payment Dependent Notes Series 832996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
832996	$9,600	$9,600	12.99%	1.00%	August 8, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 832996. Member loan 832996 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Stop and Shop	Debt-to-income ratio:	13.44%
Length of employment:	10+ years	Location:	Enfield, CT

Home town:
Current & past employers:	Stop and Shop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > Looking to consolidate my credit cards to one monthly bill.

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	74
Revolving Credit Balance:	$13,683.00	Public Records On File:	1
Revolving Line Utilization:	28.30%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	I am planning on paying off all of my credit cards except one Citi card. The Citi card I currently have is 0% until August 2012. I plan on paying that off completely with my tax refund and I also receive a bonus at work around the same time. My goal is to not use the credit cards at all once I get this loan. I'd like to be debt free within two to three years. This loan will help me combine all the cards. This way I can pay one monthly bill and focus on paying them all down.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Currently I have $14,000 in debt. This debt is credit cards. I have one credit card that I do not intend to pay back with this loan. It is a Citi Financial card that I owe $3900 on. The interest is 0% until August 2012. I intend to pay this back by August 2012. The rest of the debt is on a few assorted cards. I have a Juniper credit card, interest rate is 22.24%, and the balance is $1500. Two Capital one cards. One card is 17% and the other one is 22%. The balances for these two cards is $6300.00. Lastly, I have a JCPenney card with a balance of $1200. The monthly payments for these cards total about $330 per month. It would equal the same amount as the loan I am requesting. It would just be a lot easier to pay one lump sum each month. My goal is to not use the credit cards anymore and pay them off completely within 2-3 years. I currently have a car payment of $385 per month. The loan started as $22,000 and I now owe $7400. I do not intend to pay any portion of the car loan with the money I receive from Lending Club. I will continue to make the monthly payments as I have been doing. I do not have a mortgage at this time. I am renting and pay $700 per month for rent. My goal is to pay off the credit cards, become debt free and then in a couple of years purchase a home. Thank you

Member Payment Dependent Notes Series 833020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833020	$8,000	$8,000	7.49%	1.00%	August 9, 2011	August 10, 2014	August 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833020. Member loan 833020 was requested on July 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Boku, Inc.	Debt-to-income ratio:	15.00%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Boku, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > The purpose of this loan is to consolidate my credit card debt from two credit cards, and maintain a lower interest payoff of that debt.

A credit bureau reported the following information about this borrower member on July 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,665.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Approx $3000

Member Payment Dependent Notes Series 833116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833116	$6,100	$6,100	10.99%	1.00%	August 8, 2011	August 11, 2016	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833116. Member loan 833116 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Computer Science Corp (CSC)	Debt-to-income ratio:	18.12%
Length of employment:	2 years	Location:	Corbin, KY

Home town:
Current & past employers:	Computer Science Corp (CSC)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > I plan to use the funds to pay off my credit cards. I've been on the job for over two years and have been promoted to lead position. I'm a good borrower because I don't borrow very often, only if I need the extra hand up.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,139.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	5.5 % on mortgage. Credit Cards are upward to 15-18%.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	House payment is $634
Please explain the reason why you carry a large revolving credit balance.	The only one I can think of is the credit card and that was done with being caught without enough funds and needing to pay a moving company one day. Once you get in that "circle", it's tough to get out all at once. Their interest will eat you up.

Member Payment Dependent Notes Series 833138

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833138	$12,000	$12,000	11.99%	1.00%	August 4, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833138. Member loan 833138 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	RTP	Debt-to-income ratio:	14.60%
Length of employment:	< 1 year	Location:	Vail, CO

Home town:
Current & past employers:	RTP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	6
Revolving Credit Balance:	$15,029.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	I pay $250/month in rent. I have a mortgage on my house, but the house is a rental. The mortgage is roughly $1500/month, but I receive a little more than that in rent. As for bills, I pay around $300/month. I do not have a home equity line of credit.

Member Payment Dependent Notes Series 833155

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833155	$10,150	$10,150	8.49%	1.00%	August 9, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833155. Member loan 833155 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	n/a	Debt-to-income ratio:	20.76%
Length of employment:	n/a	Location:	northern cambria , PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > my credit score is excellent which makes me a good candidate for this loan, moreover this loan is goings towards home improvment and shld be paid back without any problems Borrower added on 08/07/11 > my 2009 and 2010 tax returns have been sent in and i know there r only 3 days left so i hope this is able to get funded soon

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,345.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 833208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833208	$7,550	$7,550	16.89%	1.00%	August 5, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833208. Member loan 833208 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,880 / month
Current employer:	Miller's Grand Events	Debt-to-income ratio:	21.94%
Length of employment:	8 years	Location:	Fairhope, AL

Home town:
Current & past employers:	Miller's Grand Events
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > Needed to pay off credit card and fix a truck.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	67
Revolving Credit Balance:	$1,989.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 833210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833210	$24,000	$24,000	10.99%	1.00%	August 9, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833210. Member loan 833210 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	South Kitsap School District	Debt-to-income ratio:	14.10%
Length of employment:	10+ years	Location:	Bremerton, WA

Home town:
Current & past employers:	South Kitsap School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > Consolidating Citibank card and American Express. Will close/not utilize the cards anymore.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,916.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The cards I want to pay off have balances of approx. $21000 and $3000. The one with $21000 has an interest rate of 20.99% and the other has a rate of 15%. I have been working to pay them off, but not making much head way. With this loan I would be able to pay them off in 3 years. Thanks for considering loaning me money.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage is $980, HOA dues (water, exterior maintenance, exterior insurance and garbage/recycling) $240, transportation-gas for my car about $100, phone - cell only - $120, Internet/TV $70, car and home insurance $105, food - approximately $400, Electricity - average of about $70. I think that is all of them. I am currently also paying about $1000 trying to pay down the credit cards I am trying to close with this loan.

Member Payment Dependent Notes Series 833244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833244	$10,000	$10,000	17.99%	1.00%	August 8, 2011	August 11, 2016	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833244. Member loan 833244 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Jeff Kruse Masonry	Debt-to-income ratio:	24.57%
Length of employment:	2 years	Location:	SARASOTA, FL

Home town:
Current & past employers:	Jeff Kruse Masonry
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	24
Revolving Credit Balance:	$6,168.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	We are purchasing a first time car for our daughter for around $3000- And then need about $2000 for some repairs on the house. The rest will be used pay off both Capital One Credit cards and then put the rest down on Citicard. Thank you for your consideration
What are you buying?	an older model car for a first time driver
What is your intended use for the loan proceeds?	We are purchasing a first time car for our daughter for around $3000- And then need about $2000 for some repairs on the house. The rest will be used pay off both Capital One Credit cards and then put the rest down on Citicard. Thank you for your consideration
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent $650 Utilities $300 Auto Insurance $165 Food $350 Gas $60 (I don't drive much)
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Pay off Citicard and then purchase a cheap car for my daughter $2500 and have some residual money left over for some personal incidentals
Please explain the reason why you carry a large revolving credit balance.	I paid off a bunch of money to citicard (about $2000) and they immediately reduced my credit line. There are some times that I need to use a credit card and so the Capital One cards which have only a $500- credit limit each have become maxed out but have already paid about $200 to each of them a few days ago.

Member Payment Dependent Notes Series 833261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833261	$13,400	$13,400	23.22%	1.00%	August 3, 2011	August 11, 2016	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833261. Member loan 833261 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Resource Financial Group	Debt-to-income ratio:	20.58%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Resource Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > I plan to use the funds to consolidate credit card debt into a single payment and help me raise my credit score.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	10
Revolving Credit Balance:	$11,981.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	I was delinquent on student loans as they entered repayment. They were registered at an address I was not living at and I neglected to update the info. I have since setup online accounts for all and pay them all online and on time.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent: $483 Utilities (Electric, Gas, Cable): $150 Transportation: $100 Car insurance: $30 Food: $200 Gym: $20
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Debt - Current Total Monthly Payments: $1,053 Credit Cards - total minimum payments are around $310 currently. The loan payment replacing the cards would be $380: Discover - Balance: $480 @ 28.24% Chase - Balance: $6,227 @ 14% Capital One - Balance: $2,940 @ 16% Amex - $2,334 @ 10.5% First Midwest - $1,420 @ 29.99% Student Loans (Total payment=$612/month): Sallie Mae - $881@ 2.21% $53/month Access Group - $17,623 @ 4% $160/month ACS - $7,505 @ 5.8% - $57/month ACS - $7,917 @ 8.25% - $71/month US Gov Direct Loans - $22,500 @ 6.8% - $271/month Prosper Loan: $3,063.10 @ 32% - $130.65/month

Member Payment Dependent Notes Series 833272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833272	$2,500	$2,500	6.99%	1.00%	August 8, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833272. Member loan 833272 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	International Services Inc	Debt-to-income ratio:	18.78%
Length of employment:	4 years	Location:	Carol Stream, IL

Home town:
Current & past employers:	International Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,575.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 833282

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833282	$8,000	$8,000	8.49%	1.00%	August 5, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833282. Member loan 833282 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Comm. of Mass.	Debt-to-income ratio:	9.02%
Length of employment:	10+ years	Location:	South Dartmouth, MA

Home town:
Current & past employers:	Comm. of Mass.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > Loan will be paid in full in less than time allowed.. Borrower added on 07/29/11 > Hi. I am looking for some extra money to help with some repairs around my home. I am currently employed by the state of Mass and have been since 1998. I have very good credit and not much debt. I will be able to pay this off within a year or so. This money will enable me to complete the tasks needed. My job is not in any jeopardy at all...Thank you.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	65
Revolving Credit Balance:	$5,760.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 833323

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833323	$6,825	$6,825	10.99%	1.00%	August 9, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833323. Member loan 833323 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	HearX LTD	Debt-to-income ratio:	14.56%
Length of employment:	< 1 year	Location:	Boca Raton, FL

Home town:
Current & past employers:	HearX LTD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	42
Revolving Credit Balance:	$8,473.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	That would depend on which one exactly. I have moved between states recently and needed to use some funds for deposits for the moves. Thus far I have been current and not missed one payment at all. I am hoping to lower the interest rate in order to finish paying the debt off ASAP without too much interest and in less time than I could if I kept them on several different accounts

Member Payment Dependent Notes Series 833338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833338	$7,200	$7,200	10.99%	1.00%	August 4, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833338. Member loan 833338 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,124 / month
Current employer:	Bank of Texas	Debt-to-income ratio:	19.32%
Length of employment:	5 years	Location:	Flower Mound, TX

Home town:
Current & past employers:	Bank of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > I have used Lending Club in the past and found it to be easier to use then a regular lending institution. I will be using the loan to consolidate the remainder of my credit cards and a loan. The rate I can get here is much more reasonable. I do plan on keeping this loan the full 3 years. I have been working for the same company for 5+ years. I have a stable career that continues to grow.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,400.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 833345

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833345	$6,000	$6,000	9.99%	1.00%	August 3, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833345. Member loan 833345 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	first credit union	Debt-to-income ratio:	19.53%
Length of employment:	4 years	Location:	TEMPE , AZ

Home town:
Current & past employers:	first credit union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > The loan is for a 1942 Ford GPW my father and I are looking to restore this jeep for my great grandfathers 90th birthday He served during WW2 and we would love to give him the chance to drive the old jeep that he fell in love with during the war.(It a surprise he doesn't know about it) Borrower added on 07/30/11 > The loan is for a 1942 Ford GPW. My father and I are looking to restore this jeep for my great grandfathers 90th birthday He served during WW2 and we would love to give him the chance to drive the old jeep that he fell in love with during the war.(It a surprise he doesn't know about it)

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,218.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To purchase a 1942 Ford GPW I just won on eBay
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$ 1050.00

Member Payment Dependent Notes Series 833366

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833366	$2,500	$2,500	5.42%	1.00%	August 8, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833366. Member loan 833366 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,245 / month
Current employer:	Carnegie Mellon	Debt-to-income ratio:	0.36%
Length of employment:	1 year	Location:	Mountain_View, CA

Home town:
Current & past employers:	Carnegie Mellon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Car Purchase
What is your intended use for the loan proceeds?	Car Purchase
What are the balances, interest rates, and monthly payments on any other auto obligations?	$0.00

Member Payment Dependent Notes Series 833396

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833396	$5,100	$5,100	10.99%	1.00%	August 3, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833396. Member loan 833396 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,900 / month
Current employer:	Tamms Correctional Center	Debt-to-income ratio:	23.82%
Length of employment:	10+ years	Location:	Goreville, IL

Home town:
Current & past employers:	Tamms Correctional Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > This loan is being used to purchase a swimming pool. We purchased a house 1 year ago, and are completing projects to add value to our home and property.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	43
Revolving Credit Balance:	$8,777.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To buy a swimming pool, which will hopefully add value to our home and propety value.
Please explain the reason why you carry a large revolving credit balance.	Just purchased a new home 1 year ago. The credit balance is from purchases on furniture and purchases from do-it-yourself home centers to complete decks, furnish the home, paint, etc.

Member Payment Dependent Notes Series 833420

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833420	$9,500	$9,500	13.99%	1.00%	August 3, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833420. Member loan 833420 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Plastic specialties Inc.	Debt-to-income ratio:	21.98%
Length of employment:	10+ years	Location:	South Elgin, IL

Home town:
Current & past employers:	Plastic specialties Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$15,419.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To purchase a motorcycle.
What is your intended use for the loan proceeds?	To purchase a motorcycle.
What is your intended use for the loan proceeds?	To purchase a motorcycle.
What is your intended use for the loan proceeds?	To purchase a motorcycle.
Please explain the reason why you carry a large revolving credit balance.	Home improvements. And Remodeling.
What is your intended use for the loan proceeds?	To purchase a motorcycle.
What is your intended use for the loan proceeds?	To purchase a motorcycle.

Member Payment Dependent Notes Series 833422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833422	$28,000	$28,000	16.49%	1.00%	August 9, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833422. Member loan 833422 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.77%
Length of employment:	8 years	Location:	Lansing, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/13/11 > We are a cosmetic teeth company that is seeking funds to start a NEW nationwide television campaign. Currently we advertise with GoogleTV and for every dollar we spend we bring in about $4-$5 in sales. The current GoogleTV platform only allows us to advertise with Dish Network so we are asking for $28,000 to switch from GoogleTV to a different platform that is actually cable subscriber based. We are estimating that with the $28,000 for TV advertising we will bring in over $125,000 in sales.

A credit bureau reported the following information about this borrower member on July 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,194.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 833467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833467	$5,600	$5,600	7.49%	1.00%	August 5, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833467. Member loan 833467 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Yakima Valley Credit Union	Debt-to-income ratio:	24.74%
Length of employment:	2 years	Location:	YAKIMA, WA

Home town:
Current & past employers:	Yakima Valley Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > I've been working on paying down these two credit cards for over a year now. Both are cancelled and I've been making payments of more than twice the minimum payment, but want to take advantage of a lower interest rate.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,454.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 833486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833486	$9,000	$9,000	8.49%	1.00%	August 3, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833486. Member loan 833486 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Diversified	Debt-to-income ratio:	15.02%
Length of employment:	3 years	Location:	Riverdale, NJ

Home town:
Current & past employers:	Diversified
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > This loan will be used for debt consolidation. I have been at my current position for 3 years and recently received a promotion and will have a salary adjustment within the next month. null

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,765.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 833578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833578	$20,000	$20,000	11.49%	1.00%	August 9, 2011	August 11, 2016	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833578. Member loan 833578 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,250 / month
Current employer:	Newell Rubbermaid	Debt-to-income ratio:	5.61%
Length of employment:	10+ years	Location:	ROSWELL, GA

Home town:
Current & past employers:	Newell Rubbermaid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > I am a good borrower because I always re-pay my debts on time and ahead of schedule. I plan to use these funds to complete a kitchen/bath renovation and off set the cash I have put into the project. I am half way through and have paid cash for the kitchen cabinets and plan on using this loan to complete the appliances and bathroom renovation. The loan is well within my monthly budget and I have a very stable job with the same major company for 11 years.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,436.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Kitchen Cabinets and Appliances
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Current monthly expenses are $2100 for our mortgage, $700 car payment, utilities are $300, cell phones $100, insurance $60, miscellaneous $300.
What is the estimated current market value of your home?	$480,000 was the professional appraisal we had done 2 weeks ago.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage is $2100, all utilities run approximately $400, taxes and insurance are part of the escrow and is included in the house payment. We have a rental house we renovated that has a equity loan that costs $250 a month that generates $275/month of positive cash flow.
Is the improvement to your primary residence or an investment property?	Primary Residence
Is this for a home improvement you have already made, or one that you are planning to make?	It is one that we are currently making, we are using these funds to finish the project.
What is the balance, interest rate, and monthly payments of your mortgage loan(s) and/or HELOCs?	380,000 is the balance of the mortgage, interest rate is 4.80% and the monthly payments are $2100.
What is the home improvement project you are planning?	Kitchen and bath renovation....all new kitchen cabinets have been purchased and now its time for new cabinets and tile in the bathrooms.
If you have a delinquency in the last 2 years, please explain the reason.	No delinquencies at all.
Please explain the reason why you carry a large revolving credit balance.	I do not carry any large revolving account balances on credit cards...the only balance I have is a car loan. All 3 of my credit cards have a total balance of $600.

Member Payment Dependent Notes Series 833628

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833628	$6,000	$6,000	5.42%	1.00%	August 3, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833628. Member loan 833628 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	thermospas	Debt-to-income ratio:	8.49%
Length of employment:	10+ years	Location:	harwinton, CT

Home town:
Current & past employers:	thermospas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/11 > The funds are for the purchase of a motorcycle My credit is excellent My monthly expences are approximatly $2400 I've been with my employer for 10 years

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	rent, transportation, utilities, phone, insurance, food, etc $2400 I Already have money for purchase Looking to get a loan to replace funds used, and just put the funds back into my accounts And pay a mothly fee for security

Member Payment Dependent Notes Series 833632

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833632	$2,100	$2,100	9.99%	1.00%	August 8, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833632. Member loan 833632 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	PSA Airlines	Debt-to-income ratio:	8.89%
Length of employment:	6 years	Location:	middletown, OH

Home town:
Current & past employers:	PSA Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	68
Revolving Credit Balance:	$10,002.00	Public Records On File:	1
Revolving Line Utilization:	36.90%	Months Since Last Record:	61
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	The loan is intended to buy a motorcycle.
Please provide additional details regarding the purpose of the loan?	The purpose for the loan is to buy a motorcycle.
If you have a public record on file, please briefly explain the event and its resolution.	I was layed off from my job in 2005, and had a unpaid medical bill. The bill was paid in full in 2006 after returning to work.
Please explain the reason why you carry a large revolving credit balance.	O% revolving credit
If you have a public record on file, please briefly explain the event and its resolution.	I was layed off from my job in 2005, and had a unpaid medical bill. The bill was paid in full in 2006 after returning to work.

Member Payment Dependent Notes Series 833663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833663	$10,000	$10,000	10.99%	1.00%	August 5, 2011	August 11, 2014	August 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833663. Member loan 833663 was requested on July 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Gwinnett County Public Schools	Debt-to-income ratio:	16.51%
Length of employment:	3 years	Location:	Lilburn, GA

Home town:
Current & past employers:	Gwinnett County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > This loan is to consolidate from an HVAC system placed on a credit card.

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$10,753.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 833763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833763	$15,000	$15,000	11.49%	1.00%	August 9, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833763. Member loan 833763 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,243 / month
Current employer:	DLS Electronic Systems, Inc	Debt-to-income ratio:	6.07%
Length of employment:	10+ years	Location:	Wheeling, IL

Home town:
Current & past employers:	DLS Electronic Systems, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > Hello, and thank-you for taking an interest in my loan. My goal is to consolidate and pay off some credit cards. Those are: Bank of America - $2,900 (10.2%) Discover - $3,000 (20.9%) GM Card - $4,000 (17.9%) CitiCard - $3,500 (7.9%) Chase - $1,700 (0%) My other payments are a Mortgage ($727), HOA fees ($282), and other utilities ($300)

A credit bureau reported the following information about this borrower member on July 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	61
Revolving Credit Balance:	$15,050.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have the balances and payments above, and am paying $70 to bank of America, $70 to Citi, $800 to discover, $100 to GM, and $70 to Chase. Again, this loan will be replacing these balances and payments. If there are any other questions, feel free to ask.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have the balances and payments above, and am paying $70 to bank of America, $70 to Citi, $800 to discover, $100 to GM, and $70 to Chase. Again, this loan will be replacing these balances and payments. If there are any other questions, feel free to ask.

Member Payment Dependent Notes Series 833816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833816	$1,900	$1,900	5.99%	1.00%	August 4, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833816. Member loan 833816 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,350 / month
Current employer:	Arden Realty, Inc	Debt-to-income ratio:	2.00%
Length of employment:	5 years	Location:	Van Nuys, CA

Home town:
Current & past employers:	Arden Realty, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,098.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Credit card refinancing

Member Payment Dependent Notes Series 833973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
833973	$10,625	$10,625	9.99%	1.00%	August 5, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 833973. Member loan 833973 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	29.20%
Length of employment:	5 years	Location:	Wilmington, DE

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > This loan would be for debt consolidation. I've had a stable job for 5 years with a Fortune 500 company. I have a stable relationship and have never defaulted on any debt. I'm trying to save some money on interest and will actually budget to pay off this loan in 2 years. Thanks for your help!

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,816.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 834037

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834037	$4,050	$4,050	9.99%	1.00%	August 4, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834037. Member loan 834037 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	CBS Films	Debt-to-income ratio:	23.13%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	CBS Films
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,201.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I recently made a move to the west coast and the transition costs were more than I expected, so I had to use credit cards with higher APR's than I would like to cover some costs. I want to now transfer some of these balances and lower my APR's.

Member Payment Dependent Notes Series 834151

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834151	$15,350	$15,350	8.49%	1.00%	August 9, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834151. Member loan 834151 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	JFK HS, Montgomery County Public Schools	Debt-to-income ratio:	18.43%
Length of employment:	10+ years	Location:	Columbia, MD

Home town:
Current & past employers:	JFK HS, Montgomery County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > Pretty much what it sounds like: replacing some high-interest debt in order to pay it off sooner.

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,620.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	The entire sum will be used to retire higher interest debt in order to pay it off in less time.
Please explain the reason why you carry a large revolving credit balance.	Large debt stems from building a large addition to our house and other renovations. I had hoped to refinance our mortgage to include these costs, but the market has not been cooperative.
Which debts do you plan to pay off with this loan?	I have a basic plan to attack our debt in order of interest rate, so the debt with the highest rate must go first.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	We have a number of credit cards totaling $68,407 with a range of interest rates from 6.5 to 27%. We have been paying about $2500/month toward these bills. Our mortgage payment is $2300/month. Lastly, we have a car payment of $428/month.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The only purpose is to lower the interest of part of the debt.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	All of these expenses are payed from escrow and are included in our monthly payment of $2278.45.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	All of these expenses are payed from escrow and are included in our monthly payment of $2278.45.
Please explain the reason why you carry a large revolving credit balance.	Large debt stems from building a large addition to our house and other renovations. I had hoped to refinance our mortgage to include these costs, but the market has not been cooperative.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Altogether, my wife and I owe $68,648 in credit card debt with a range of interest rates. We have a plan in place to pay it off completely in June, 2014. This loan would help that day arrive sooner. Our mortgage payment is $2300/month. Our only other debt is a $428/month car payment.
Which debts do you plan to pay off with this loan?	Altogether, my wife and I owe $68,648 in credit card debt with a range of interest rates. We have a plan in place to pay it off completely in June, 2014. This loan would help that day arrive sooner. Our mortgage payment is $2300/month. Our only other debt is a $428/month car payment.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Altogether, my wife and I owe $68,648 in credit card debt with a range of interest rates. We have a plan in place to pay it off completely in June, 2014. This loan would help that day arrive sooner. Our mortgage payment is $2300/month. Our only other debt is a $428/month car payment.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Altogether, my wife and I owe $68,648 in credit card debt with a range of interest rates. We have a plan in place to pay it off completely in June, 2014. This loan would help that day arrive sooner. Our mortgage payment is $2300/month. Our only other debt is a $428/month car payment.

Member Payment Dependent Notes Series 834166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834166	$11,000	$11,000	15.23%	1.00%	August 5, 2011	August 12, 2016	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834166. Member loan 834166 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	belk	Debt-to-income ratio:	8.40%
Length of employment:	6 years	Location:	FORT MILL, SC

Home town:
Current & past employers:	belk
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/14/11 > My use for this money is for working capital for a new restaurant location in Charlotte, NC. My family has owned and operated restaurants for over 30+ years. We have self-funded this 200+ seat restaurant in a very busy retail section of town, thereby opening with close to zero debt! Our vendors have known us for decades and have a great working relationship since we always pay our bills on time. We are excited!! Borrower added on 07/14/11 > Annual sales are expected to be approx. 1.5 million. Sales figures are based on previous owner's sales volume.

A credit bureau reported the following information about this borrower member on July 14, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,042.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Fixed expenses are $18,330 monthly at this location. This figure includes triple net lease, all utilities and maintainence and repair expenses. Food and labor are variable costs but are highly controlled. Our gross profit margins have consistently been between 35 and 40% over the years. We negotiate for the best rates in all aspects, as we have been running restaurants for 30 + years.

Member Payment Dependent Notes Series 834208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834208	$19,550	$19,550	15.62%	1.00%	August 8, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834208. Member loan 834208 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	hi5 Networks	Debt-to-income ratio:	7.49%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	hi5 Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > This is to consolidate some credit card debt.

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,565.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	My balance is $18,600 (rounded up), the interest rates are 21% and 20% and my current minimum is $500. I've been paying a bit more most months.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Visa - $437.00 // $14,255.58 // 21.10% Best Buy - $100.00 // $4,298.05 // 20.99%
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Visa - $437.00 // $14,255.58 // 21.10% Best Buy - $100.00 // $4,298.05 // 20.99%

Member Payment Dependent Notes Series 834232

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834232	$19,725	$19,725	9.99%	1.00%	August 9, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834232. Member loan 834232 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	SENIOR OPERATIONS LLC, AMT DIVISION	Debt-to-income ratio:	9.81%
Length of employment:	10+ years	Location:	ARLINGTON, WA

Home town:
Current & past employers:	SENIOR OPERATIONS LLC, AMT DIVISION
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,741.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$2040.00
Please explain the reason why you carry a large revolving credit balance.	I tried answering this question previously, but it wasn't excepted as the reason pertains to my martial status which apparently cannot be disclosed as it's prohibited by Federal Law.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortage = $1506, Phone/internet/TV = $120.00, utilities = $100.00, insurance = $70.00, Food = $200.00, transport/gas = $200.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	AMEX = $750.00 15.24% pay $50 to $100 a month, US Bank = $5985.00 13.24% pay $100-$150 a month, Chase $13,000 17.24% pay $400-$500 a month.
Which debts do you plan to pay off with this loan?	Chase credit card approx. $13,000.00 and US Bank Credit card approx. $5950.00. I will be paying off my Amercian Express credit card by end of this year without help from this loan.
Which debts do you plan to pay off with this loan?	Chase credit card approx. $13,000.00 and US Bank Credit card approx. $5950.00. I will be paying off my Amercian Express credit card by end of this year without help from this loan.
Which debts do you plan to pay off with this loan?	Chase credit card approx. $13,000.00 and US Bank Credit card approx. $5950.00. I will be paying off my Amercian Express credit card by end of this year without help from this loan.

Member Payment Dependent Notes Series 834279

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834279	$7,950	$7,950	16.49%	1.00%	August 4, 2011	August 12, 2016	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834279. Member loan 834279 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Allied Employer Group	Debt-to-income ratio:	20.28%
Length of employment:	10+ years	Location:	Abilene, TX

Home town:
Current & past employers:	Allied Employer Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > Just paying off higher interest credit cards. Plan to pay off total loan in 3 years versus 5.

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,955.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	1780.34
Which debts do you plan to pay off with this loan?	All credit cards except City Card which is 0% interest. Which I plan to pay with income tax. I am a single parent and still file 0 dependents. Get back about 5000 a year.

Member Payment Dependent Notes Series 834311

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834311	$5,400	$5,400	10.59%	1.00%	August 8, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834311. Member loan 834311 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	coastal tec	Debt-to-income ratio:	14.13%
Length of employment:	10+ years	Location:	roundo, SC

Home town:
Current & past employers:	coastal tec
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	70
Revolving Credit Balance:	$6,567.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much money are you providing out of pocket as a down payment for this purchase?	nothing
What type of vehicle are you buying (make, model, year, mileage and condition)?	93 mercedes bens 144,000 miles on it verygood condition
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	280.00 for rent insurance is 70.00 a month utilities are 200.00 a month phone is 70.00 a month food not sure dont have a car payment other bills around 300.00

Member Payment Dependent Notes Series 834423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834423	$3,000	$3,000	12.99%	1.00%	August 3, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834423. Member loan 834423 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Camber Corporation	Debt-to-income ratio:	12.44%
Length of employment:	1 year	Location:	Glendale, CA

Home town:
Current & past employers:	Camber Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	33
Revolving Credit Balance:	$798.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	to pay off a credit card that has a high interest rate
Please provide additional details regarding the purpose of the loan	The purpose of the loan is: to pay off a credit card that has a higher interest rate, and to pay for some dental work (2 root canals). I have dental insurance; however, I need to cover my portion.

Member Payment Dependent Notes Series 834425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834425	$3,000	$3,000	12.99%	1.00%	August 3, 2011	August 12, 2016	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834425. Member loan 834425 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	IKON Office Solutions	Debt-to-income ratio:	15.09%
Length of employment:	< 1 year	Location:	MAUMEE, OH

Home town:
Current & past employers:	IKON Office Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > Currently I have a stable 40+ hour a week job, and will be looking to utilize this money to consolidate some debt. Borrower added on 08/01/11 > I am also looking to help pay for some unexpected car repairs and medical bills.

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,520.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	The loan is to help pay for an unplanned car repair along with helping to consolidate some high interest debt.
Which debts do you plan to pay off with this loan?	I am planning to use this loan to pay for an unecpected car repair along with helping to consolidate some high interest debt.
Please explain the reason why you carry a large revolving credit balance.	Recently we have had to pay for some unexpected car repairs along with having to pay for some medical bills.

Member Payment Dependent Notes Series 834470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834470	$7,250	$7,250	11.99%	1.00%	August 4, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834470. Member loan 834470 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	NYCM Insurance Company	Debt-to-income ratio:	22.97%
Length of employment:	10+ years	Location:	Amsterdam, NY

Home town:
Current & past employers:	NYCM Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > I will use this money to combine the balance I owe and get out of debt in just a few years.

A credit bureau reported the following information about this borrower member on July 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,183.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have 3 credit cards with interest rates of 15.99 and 22.99.
Which debts do you plan to pay off with this loan?	I have 3 credit cards with high interest rates of 15.99 and 22.99.

Member Payment Dependent Notes Series 834473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834473	$7,500	$7,500	15.99%	1.00%	August 8, 2011	August 12, 2014	August 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834473. Member loan 834473 was requested on July 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	Family Dollar Stores	Debt-to-income ratio:	21.74%
Length of employment:	9 years	Location:	Charlotte, NC

Home town:
Current & past employers:	Family Dollar Stores
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/11 > This is a short term bridge loan until bonus is paid in October. Will be repaid by October 15th.

A credit bureau reported the following information about this borrower member on July 29, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	10
Revolving Credit Balance:	$84,360.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I receive 1/3 of my entire compensation ($110k) in October via bonus and stock options. I intend to sustantially pay off all outstanding credit balance debt at that time. Ive recently been promoted and will not have this revolving credit issue post october moving forward. Thanks.

Member Payment Dependent Notes Series 834578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834578	$8,875	$8,875	10.59%	1.00%	August 5, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834578. Member loan 834578 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,776 / month
Current employer:	Lowe's	Debt-to-income ratio:	15.54%
Length of employment:	< 1 year	Location:	New City, NY

Home town:
Current & past employers:	Lowe's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,012.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	1,450.00
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$8,511.16 APR 24% Monthly payment $600

Member Payment Dependent Notes Series 834640

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834640	$12,000	$12,000	18.39%	1.00%	August 9, 2011	August 13, 2016	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834640. Member loan 834640 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Aramark Healthcare	Debt-to-income ratio:	15.79%
Length of employment:	10+ years	Location:	englewood, NJ

Home town:
Current & past employers:	Aramark Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,930.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	1,600.00 total
Please explain the reason why you carry a large revolving credit balance.	It was from helping my son with college costs this is why I want to pay it off and close the account because I no longer need it.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	credit card 31,450.00-16.99% interest- 1,100.00 monthly payment which is more than the minimum suggested.
Which debts do you plan to pay off with this loan?	credit card.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	credit card 31,450.00-16.99% interest- 1,100.00 monthly payment which is more than the minimum suggested.

Member Payment Dependent Notes Series 834673

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834673	$12,000	$12,000	10.59%	1.00%	August 5, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834673. Member loan 834673 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	CSX TRANSPORTATION	Debt-to-income ratio:	17.02%
Length of employment:	7 years	Location:	HUNTINGTON, WV

Home town:
Current & past employers:	CSX TRANSPORTATION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > USING THIS TO PAY DOWN HIGHER INTEREST CREDIT CARD DEBT

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,900.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	I pay $4,000 monthly to all bills.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt
Which debts do you plan to pay off with this loan?	Chase Visa and Discover
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt
Which debts do you plan to pay off with this loan?	Chase Visa and Discover
Please explain the reason why you carry a large revolving credit balance.	I lived off credit cards when I made much less money. Now I am paying them off instead of declaring bankruptcy.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	I pay $4,000 monthly to all bills.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I pay $4,000 each month for all expenses.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I pay $4,000 each month for all expenses.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	$120,000 for all debt

Member Payment Dependent Notes Series 834759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834759	$7,500	$7,500	10.99%	1.00%	August 8, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834759. Member loan 834759 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Home Care Matters	Debt-to-income ratio:	15.81%
Length of employment:	5 years	Location:	Bucyrus, OH

Home town:
Current & past employers:	Home Care Matters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > I plan to use these funds to pay down high interest credit cards. Even though I don't use the cards at all, it seems like the balances never go down. My monthly bills are around $600-$650 every month. I've been with the same employer for 5 years, and I work in the healthcare field. My job is very secure. Over the last couple of years I have become very credit conscious, because I realize how much a good credit score can help me out in my lifetime. I am the type of person that loves to sit down and pay my bills every month because it gives me a very accomplished feeling knowing that I am not living beyond my means.

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,090.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My monthly living expenses are $650 a month. That includes rent, utilities, and food. My phone and transportation costs are paid through my employer.
Which debts do you plan to pay off with this loan?	I have a high interest credit card with a high balance that I would like to pay off.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have a credit card balance of 5400 at a 25.99 interest rate and another one with a balance of 1200 at 19%. I don't even use my credit cards and it seems that no matter how much I pay the balances never go down. I do have a mortgage that is $550 a month (which is split be me and my fiancee) and the balance is &74000.

Member Payment Dependent Notes Series 834823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834823	$7,000	$7,000	9.99%	1.00%	August 9, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834823. Member loan 834823 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,358 / month
Current employer:	n/a	Debt-to-income ratio:	26.51%
Length of employment:	n/a	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,237.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	i also would say do to the house market crash, no one was lending money up to 2 years back n i couldn't put my plan to workout, so 4 now i'm stuck here, again good-day 2 U.

Member Payment Dependent Notes Series 834857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834857	$5,000	$5,000	8.49%	1.00%	August 4, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834857. Member loan 834857 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Eight Cafe	Debt-to-income ratio:	6.60%
Length of employment:	5 years	Location:	San Gabriel, CA

Home town:
Current & past employers:	Eight Cafe
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,240.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent, utilities, phone, food, car insurance
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	citi cards, $3372; America Express $1361.00
What is the total balance of your credit cards, interest rates and current monthly payments?	About $5000.00, current rate is about 24% yearly, monthly mini. payment is lower, but too high intertest was charged by cards' company, but lendingclub rate is much low than cc company's rate, although the monthly payument is slightly higher.

Member Payment Dependent Notes Series 834895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834895	$6,600	$6,600	11.49%	1.00%	August 9, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834895. Member loan 834895 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Target	Debt-to-income ratio:	16.40%
Length of employment:	1 year	Location:	Oak Park, IL

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/11 > After college I made poor spending decisions and accumulated some credit card debt. Now, a few years later, I have learned to be more financially responsible and am working on paying down my debt. It would make more sense for me to pay one lower interest rate rather than several high ones.

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	19
Revolving Credit Balance:	$4,908.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Unfortunately, after college I had made very poor spending choices and my credit card debt became to accumulate. Now a few years later I have become better with my money and am paying down my debts. It would make more sense for me to pay one lower interest rate on a loan rather than paying several high interest rates from credit cards.

Member Payment Dependent Notes Series 834907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834907	$7,200	$7,200	9.99%	1.00%	August 3, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834907. Member loan 834907 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,642 / month
Current employer:	SAIF Corp.	Debt-to-income ratio:	14.86%
Length of employment:	9 years	Location:	Keizer, OR

Home town:
Current & past employers:	SAIF Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	46
Revolving Credit Balance:	$7,778.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	This loan will be to consolidate high-interest credit card debt.

Member Payment Dependent Notes Series 834961

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834961	$3,600	$3,600	16.49%	1.00%	August 3, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834961. Member loan 834961 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,018 / month
Current employer:	Kalamazoo County Government	Debt-to-income ratio:	23.59%
Length of employment:	1 year	Location:	Kalamazoo, MI

Home town:
Current & past employers:	Kalamazoo County Government
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,595.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 834971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834971	$8,000	$8,000	15.99%	1.00%	August 4, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834971. Member loan 834971 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	UPS	Debt-to-income ratio:	5.31%
Length of employment:	10+ years	Location:	Statesboro, GA

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,687.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	buying furniture and updating the landscape
What is the home improvement project you are planning?	buying furniture and updating the landscape
Is the improvement to your primary residence or an investment property?	primary
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	collectively around $1600
What is the home improvement project you are planning?	buying furniture and updating the landscape
If you have a delinquency in the last 2 years, please explain the reason.	I don't have any delinquencies.
If you have a delinquency in the last 2 years, please explain the reason.	I don't have any delinquencies.

Member Payment Dependent Notes Series 834975

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
834975	$5,000	$5,000	9.99%	1.00%	August 9, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 834975. Member loan 834975 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,123 / month
Current employer:	G4S Security Services	Debt-to-income ratio:	22.65%
Length of employment:	7 years	Location:	Aurora, CO

Home town:
Current & past employers:	G4S Security Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,851.00	Public Records On File:	1
Revolving Line Utilization:	76.40%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Credit card consolidation at lower rate.

Member Payment Dependent Notes Series 835018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835018	$5,000	$5,000	8.49%	1.00%	August 8, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835018. Member loan 835018 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	DeSoto School District	Debt-to-income ratio:	4.95%
Length of employment:	9 years	Location:	Arcadia, FL

Home town:
Current & past employers:	DeSoto School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,402.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am in graduate school and need additional funds to help with tuition. The school in which I am enrolled in an on-line program with a great tuition rate but they do not have a financial aid program. Therefore students pay tuition directly.
Please provide additional details regarding the purpose of the loan	To help pay my graduate school tuition. My online program is inexpensive but the school does not have financial aid, students pay tuition directly. Paying back this loan over the next 2-3 years will be more manageable than the $425/month tuition payment.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The money is to help pay for my graduate school tuition. It will be more manageable to pay the loan payment each month than the current $425/month tuition payment.
What is your intended use for the loan proceeds?	I am pursuing my Masters in Education. I need the loan to help pay my remaining tuition. The program I am enrolled in to get my Masters is less expensive than most but they do not accept financial aid, therefore I am paying for my degree out of pocket. I appreciate any help - two of my children are currently in college also so funds are tight.

Member Payment Dependent Notes Series 835127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835127	$3,000	$3,000	13.99%	1.00%	August 3, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835127. Member loan 835127 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	DART	Debt-to-income ratio:	1.65%
Length of employment:	10+ years	Location:	CORONA, CA

Home town:
Current & past employers:	DART
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,207.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Im current and on my debit balances
Which debts do you plan to pay off with this loan?	the debits with high rates
If you have a delinquency in the last 2 years, please explain the reason.	no
If you have a delinquency in the last 2 years, please explain the reason.	no
What is your intended use for the loan proceeds?	save money
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	3,000
If you have a delinquency in the last 2 years, please explain the reason.	No
If you have a delinquency in the last 2 years, please explain the reason.	no
If you have a delinquency in the last 2 years, please explain the reason.	no

Member Payment Dependent Notes Series 835163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835163	$2,400	$2,400	7.49%	1.00%	August 3, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835163. Member loan 835163 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Bentley Newport Beach	Debt-to-income ratio:	10.16%
Length of employment:	6 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Bentley Newport Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > Loan to pay off high interest credit card. null

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	41
Revolving Credit Balance:	$7,990.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 835172

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835172	$12,000	$12,000	13.99%	1.00%	August 9, 2011	August 13, 2016	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835172. Member loan 835172 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,113 / month
Current employer:	DTE Energy	Debt-to-income ratio:	0.35%
Length of employment:	10+ years	Location:	HOWELL, MI

Home town:
Current & past employers:	DTE Energy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$918.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage $596.00
Please provide additional details regarding the purpose of the loan	Vacation
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Vacation only
What is your intended use for the loan proceeds?	Vacation
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	mortgage $596.00 utilities: $170.00 phone: $40.00
If you have a delinquency in the last 2 years, please explain the reason.	I do not have any delinquencies

Member Payment Dependent Notes Series 835325

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835325	$16,000	$16,000	5.99%	1.00%	August 9, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835325. Member loan 835325 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,723 / month
Current employer:	n/a	Debt-to-income ratio:	6.27%
Length of employment:	n/a	Location:	Big Bear City, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/11 > I am intending to use this loan to pay off a timeshare loan which at 12.9% interest. I have never defaulted on any loan, always pay my bills on time and I have a stable and steady income.

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,703.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	This is a timeshare loan balance.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	My monthly mortgage is as follows; Primary loan $1,874 a month (this includes taxes & insurance) Second loan $571 a month

Member Payment Dependent Notes Series 835357

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835357	$20,000	$20,000	11.49%	1.00%	August 9, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835357. Member loan 835357 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	walgreens	Debt-to-income ratio:	24.61%
Length of employment:	5 years	Location:	east brunswick, NJ

Home town:
Current & past employers:	walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/11 > I'm trying to consolidate my debt into one monthly payment by which I will be saving interest applied to credit cards which I currently have, at this point, be completely debt free.

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,339.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 835498

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835498	$6,000	$6,000	10.99%	1.00%	August 5, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835498. Member loan 835498 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	leggett & platt, Inc	Debt-to-income ratio:	11.98%
Length of employment:	5 years	Location:	NEOSHO, MO

Home town:
Current & past employers:	leggett & platt, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > Consolidate Capitalone, Walmart, Macy's credit card balances for lower monthly payment with lower interest rate. null

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	18
Revolving Credit Balance:	$3,255.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 835523

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835523	$3,000	$3,000	14.79%	1.00%	August 3, 2011	August 13, 2014	August 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835523. Member loan 835523 was requested on July 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,617 / month
Current employer:	Home Depot	Debt-to-income ratio:	18.96%
Length of employment:	7 years	Location:	Triangle, VA

Home town:
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	80
Revolving Credit Balance:	$14,958.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 835680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835680	$10,000	$10,000	15.99%	1.00%	August 5, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835680. Member loan 835680 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	sears holdings co.	Debt-to-income ratio:	6.56%
Length of employment:	4 years	Location:	wilmington, DE

Home town:
Current & past employers:	sears holdings co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > I have a secure position with a large retail company and a long 40 +yrs. with good credit history. I have great debt to income ratio and high income.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	12
Revolving Credit Balance:	$1,053.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a delinquency in the last 2 years, please explain the reason.	there are no delinquent payments in last two years.
What is your intended use for the loan proceeds?	purchase new furniture for home.
If you have a delinquency in the last 2 years, please explain the reason.	there are no delinquent payments in last two years.
What is your intended use for the loan proceeds?	purchase new furniture for home.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	My total monthly housing expenses are $2,900.and I have a total of $7,500 in other debt which is $5500. in an installment loan ( original balance was $50k). I have $2,000 in Credit card debt and I have 77% available credit.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Current debts: Pinnacle credit union (wife) $5500. balance, original amt. $50,000. @9.5%, Sears Credit card $1300. @28% ( to be paid off ) and rent is $1700 monthly.

Member Payment Dependent Notes Series 835723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835723	$4,000	$4,000	6.99%	1.00%	August 9, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835723. Member loan 835723 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The FJH Music Company, INC	Debt-to-income ratio:	17.17%
Length of employment:	3 years	Location:	Plantation, FL

Home town:
Current & past employers:	The FJH Music Company, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I'm just looking to pay off credit card debt that has higher interest rates. Borrower added on 08/03/11 > Thanks for those of you that have funded so far. I've never not paid a debt, and take pride in having excellent credit.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,716.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 835727

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835727	$6,000	$6,000	12.99%	1.00%	August 3, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835727. Member loan 835727 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	The Clinch County News	Debt-to-income ratio:	12.79%
Length of employment:	10+ years	Location:	Homerville, GA

Home town:
Current & past employers:	The Clinch County News
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/11 > Pay off 3 credit Cards/ and Lowes Charge

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,390.00	Public Records On File:	1
Revolving Line Utilization:	84.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To pay off 3 credit cards, plus a Lowes account. Plus some home maintenance a plumber, for a hot water problen.
Please explain the reason why you carry a large revolving credit balance.	If you mean Rooms to go I applied to buy a couch and that is the amount they gave me.
If you have a public record on file, please briefly explain the event and its resolution.	Bankruptcy 8-3-2004 Chapter 7 (got caught in a scam)

Member Payment Dependent Notes Series 835750

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835750	$17,700	$17,700	11.49%	1.00%	August 9, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835750. Member loan 835750 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Interphase Elec. Corp	Debt-to-income ratio:	10.34%
Length of employment:	10+ years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Interphase Elec. Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/11 > I have been working at my job for over 15 yrs, my job is very stable. I plan to use the money to payoff my high intrest rate credit cards. I pay all my bills on time.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	72
Revolving Credit Balance:	$17,712.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	My minimum monthly payment for all credit cards is $490.00. After pay off it will be $65 plus the loan of $583.00. I do not make just the minimum payments on my credit cards, my month payments are $1,285.00. If you would like any additional information please feel free to contact me.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	I currently leave at home so my monthly expenses are very minimal they are approx. $1,000.00. If you would like any additional information please feel free to contact me.
What is the total balance of your credit cards, interest rates and current monthly payments?	My current balance on all my cards is $17,100., my interest rates range from 16% to 28%. I am currently paying $1,300 a month on the $17,000 balance. If you have any additional questions please feel free to contact me.

Member Payment Dependent Notes Series 835889

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835889	$3,000	$3,000	11.49%	1.00%	August 3, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835889. Member loan 835889 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	n/a	Debt-to-income ratio:	10.22%
Length of employment:	2 years	Location:	Columbia, SC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$549.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 835900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835900	$3,900	$3,900	5.99%	1.00%	August 9, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835900. Member loan 835900 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,676 / month
Current employer:	n/a	Debt-to-income ratio:	4.53%
Length of employment:	n/a	Location:	Exeter, NH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/11 > This loan will pay off my current credit card debt at high interest rates. My debt usually is not this high, but unforseen expense caused it to be so this year. I always pay more than the required payment.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,591.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 835945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
835945	$8,000	$8,000	12.99%	1.00%	August 8, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 835945. Member loan 835945 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	td bank	Debt-to-income ratio:	11.84%
Length of employment:	< 1 year	Location:	New york, NY

Home town:
Current & past employers:	td bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/11 > I have my wedding coming up in 2 weeks. Some additional expenses came up. I need part of the loan to cover that and want to keep the additional unused portion for any other expenses that come up. I intend to pay this loan off with the money I receive from the wedding. null

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,522.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 836157

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836157	$7,750	$7,750	10.99%	1.00%	August 9, 2011	August 16, 2016	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836157. Member loan 836157 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	self employed	Debt-to-income ratio:	17.36%
Length of employment:	6 years	Location:	Madison, NC

Home town:
Current & past employers:	self employed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > Jeep Wrangler null Borrower added on 08/03/11 > I have excellent credit, no past due bills, steady employment and a retirement pension. I would like a 4WD vehicle to use in the winter and to lessen the miles put on my main vehicle.

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1977	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,728.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of vehicle are you buying (make, model, year, mileage and condition)?	This is a 2002 Jeep Wrangler with 89,000 miles, 4 cylinder, 4WD, manual transmission. Excellent condition with an Experian autocheck score of 97. Normal range for this year Wrangler is 54-76.
How much money are you providing out of pocket as a down payment for this purchase?	I have purchased this vehicle out of pocket and would like to replace the funds in my bank account and make smaller payments.
Please explain the reason why you carry a large revolving credit balance.	My credit card balance is the result of doing a lot of remodeling on our house and building a shop for my husband that exceeded the estimate. Unfortunately, the credit is in my name. I am separated from my husband now, and I will continue to carry the debt until someone buys our house.

Member Payment Dependent Notes Series 836201

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836201	$10,000	$10,000	15.99%	1.00%	August 8, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836201. Member loan 836201 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	North American Industrial Services Inc.	Debt-to-income ratio:	4.50%
Length of employment:	n/a	Location:	danville, AL

Home town:
Current & past employers:	North American Industrial Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > Hello everyone. I plan to use this money to pay off my credit cards so I can cancel all of them and work toward zero debt. My ultimate goal is to purchase a home.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,331.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Chase $2800 at 12% payment $80, Discover $1600 at 16% payment $70, Capital One $450 at 18% payment $35, Citi $300 at 21% payment $25, mortgage $13000 at 9% payment $283, car loan $4800 at 10% payment $350
Which debts do you plan to pay off with this loan?	all credit cards and car loan
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	mortgage $283, utilites $250, phone $120, medical $123, car insurance $89, home insurance $78, food $300, internet $40, child suport $1000, gas $100

Member Payment Dependent Notes Series 836214

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836214	$18,000	$18,000	11.49%	1.00%	August 9, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836214. Member loan 836214 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	18.82%
Length of employment:	10+ years	Location:	Midland, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,166.00	Public Records On File:	1
Revolving Line Utilization:	79.90%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a public record on file, please briefly explain the event and its resolution.	Public record? Like a bankruptcy? Yes in 2001-02(?).

Member Payment Dependent Notes Series 836324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836324	$5,000	$5,000	10.99%	1.00%	August 4, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836324. Member loan 836324 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,427 / month
Current employer:	Citibank	Debt-to-income ratio:	3.91%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Citibank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > I plan on using these funds to pay off my credit cards. I have never missed a payment on any of my cards, loans or lines of credit. I live with my parents so I don't pay rent and I have a full-time job so this loan will be paid off, I guarantee it.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,077.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I carry a large revolving credit balance because I have not been paying off my balances efficiently that is why I have asked for this loan. I plan on paying it all off with this loan. (Hence the name "The Payoff")
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My current monthly expenses include transportation which is about $200, phone is about $100, insurance is about $200, and food is about $200 a month. I live with my parents so I don't pay for rent or utilities.
Which debts do you plan to pay off with this loan?	I have two credit cards, and one credit line that I plan to pay off with this loan.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The loan will be used to pay off my current debt on my credit cards and line by allocating the money across them through my bank.

Member Payment Dependent Notes Series 836363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836363	$4,500	$4,500	5.42%	1.00%	August 8, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836363. Member loan 836363 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Tri City Neurology Associates, Ltd.	Debt-to-income ratio:	12.50%
Length of employment:	1 year	Location:	Granite City, IL

Home town:
Current & past employers:	Tri City Neurology Associates, Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,474.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Hello!! VISA. Min payment ~$90.00. Rate--12%. Balance--$4417.xx While going to Graduate school for my Masters Degree in Nursing for a Nurse Practitioner, I lived off of this card.....Looking to pay it off quicker than just paying monthly for an interest payment!!! Thanks for your help!!!

Member Payment Dependent Notes Series 836443

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836443	$3,000	$3,000	13.99%	1.00%	August 4, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836443. Member loan 836443 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	US Tech Solutions	Debt-to-income ratio:	5.88%
Length of employment:	4 years	Location:	Woodbridge, NJ

Home town:
Current & past employers:	US Tech Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I am looking forward to get this loan as i want to do some major purchases for house. Please do the needful.

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2008	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,256.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you buying?	I am planning to buy some household appliances and furnishing the current apt i stay.

Member Payment Dependent Notes Series 836450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836450	$4,000	$4,000	17.99%	1.00%	August 8, 2011	August 15, 2016	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836450. Member loan 836450 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,229 / month
Current employer:	trihealth	Debt-to-income ratio:	24.08%
Length of employment:	< 1 year	Location:	CINCINNATI, OH

Home town:
Current & past employers:	trihealth
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > consolidate my bills and credit cards. Borrower added on 08/01/11 > Consolidate my bills and credit cards to 30%. A deposit for a new apartment. All remaining balance to a high interest saving account. where a safe amount will be stored and auto-withdrawn every month.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,380.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	2yrs ago moved out of state for a job. It had fallen through and I moved home. much of my stuff was left there and so I replaced it. IE - (computer, furniture, clothes, and rent).
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	$450 for rent all utilities included but gas ($37). on a family plan for phone. $140 p/m car payment, $160 for car ins. I have a roommate we split food. credit cards are $200 but this loan will greatly reduce that by 1/2.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Reduce all cc's to 30%, but 2, I want them paid off. Moving September 1st. Part of loan needed for deposit. Remaining balance will be kept in a savings or paid back right away. we are looking at about $100-$300 depending on deposit for house.
Which debts do you plan to pay off with this loan?	I would like to pay off 2 cards and lower my remaining 3 to 30%. I am younger guy trying to build my credit. (never missed a payment..... ever.)
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	5 credit cards. want 2 paid off, other lowered to about 30%. They were lower rates but raised last minute due to previous election. Unsure about my rates but they are high. This will consolidate and lower my monthly payment by 1/2. 1 auto loan at 6% payment 0f $140 p/m for about 4 more years. I currently meet a = equity for trade in value. No student loans or mortgages

Member Payment Dependent Notes Series 836483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836483	$5,000	$5,000	13.49%	1.00%	August 4, 2011	August 14, 2014	August 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836483. Member loan 836483 was requested on July 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Furth, Inc.	Debt-to-income ratio:	6.85%
Length of employment:	3 years	Location:	Old Saybrook, CT

Home town:
Current & past employers:	Furth, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/31/11 > Hi all, I am looking for $ 4,500 to pay down some credits card and consilidate all of my debt into one credit card. I know that my credit score is not great but I am current on all card and always pay over the minimum. I want to pay down my card to get a new start and work towards getting my credit score over 700 so I can purchase a house by 2013. Thank you for your help. Borrower added on 07/31/11 > My plan: Borrow $ 4,500 to pay off my Chase credit card and on of my BOA credit card. I would pay this back at $ 170 ~ $ 200 per month over the next 3 years. At the same time, I would use the money I saved to pay down my other BOA credit card (~ $ 600 per month over 15 months). Following this plan, my outstanding debt will be less than $ 5,000 in 12 months time, and less than $ 3,000 in 18 months time with total credit lines (credit cards & this loan) available of ~ $ 20,000. By doing this I should be able to push my credit score above 720 by late 2012/early 2013. I believe this is a solid plan and given what I am currently paying every year on credit cards will also help me to save $ 3,000 ~ $ 4,000 in cash. If you have any questions please let me know and thank you for stopping by. Borrower added on 08/01/11 > Wow, 30% funded so far thank you to everyone for believing in me. null Borrower added on 08/01/11 > Thank you to everyone who believes in this plan....62% Funded.

A credit bureau reported the following information about this borrower member on July 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,698.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	Hi, thank you for the question. The reason is two fold. 1) I used part of my Credit Cards to pay for my MBA, saving me to take out student loans. This was a convienent but expensive option. 2) Also I travel quite a bit for work so I tend to utilize my credits cards for all expenses (some are re-imbursed others are not). Its my hope to use this loan to pay down the balance and consolidate my monthly payments. By doing this I can lower my monthly payments and pay down the balance of the credit card debt in the next 12 to 18 months. Let me know if this answers your question.
Please explain the reason why you carry a large revolving credit balance.	Hi, thank you for the question. The reason is two fold. 1) I used part of my Credit Cards to pay for my MBA, saving me to take out student loans. This was a convienent but expensive option. 2) Also I travel quite a bit for work so I tend to utilize my credits cards for all expenses (some are re-imbursed others are not). Its my hope to use this loan to pay down the balance and consolidate my monthly payments. By doing this I can lower my monthly payments and pay down the balance of the credit card debt in the next 12 to 18 months. Let me know if this answers your question.

Member Payment Dependent Notes Series 836542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836542	$5,200	$5,200	5.42%	1.00%	August 9, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836542. Member loan 836542 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Venetian Resort Hotel Casino	Debt-to-income ratio:	5.24%
Length of employment:	2 years	Location:	las vegas, NV

Home town:
Current & past employers:	The Venetian Resort Hotel Casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$161.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you buying?	A used Motorcycle from a private seller.

Member Payment Dependent Notes Series 836592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836592	$10,000	$10,000	15.62%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836592. Member loan 836592 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Wausau Paper	Debt-to-income ratio:	18.75%
Length of employment:	10+ years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Wausau Paper
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > I have been working for my current employer for 20 years Borrower added on 08/01/11 > I have been working at my current employer for 20 years null

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$65,782.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To pay off smaller debts in order to free up cash and make larger payments to existing creditors

Member Payment Dependent Notes Series 836606

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836606	$8,400	$8,400	13.49%	1.00%	August 8, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836606. Member loan 836606 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Acklink	Debt-to-income ratio:	21.06%
Length of employment:	2 years	Location:	Maple Shade, NJ

Home town:
Current & past employers:	Acklink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > Looking to consolidate credit payments into one monthly payment for easier tracking. I generally pay my credit card bills within a few days of them arriving, but it would be easier and less time consuming to pay one bill for the lump sum versus 5-6 smaller payments over the course of a month. I have a very stable IT job in which I have received 10% salary raises the last two years on job performance, and recently earned a promotion, which will make payment of this loan a non-issue to monthly finances. null

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	10
Revolving Credit Balance:	$6,004.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 836658

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836658	$5,575	$5,575	9.99%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836658. Member loan 836658 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Sabre Holdings	Debt-to-income ratio:	8.63%
Length of employment:	2 years	Location:	Locust Grove, GA

Home town:
Current & past employers:	Sabre Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 >   This loan is a final loan to fully consolidate my credit card debt. I had to use credit cards, high interest credit cards at that, to help my brother and grandmother deal with severe financial troubles over the past couple of years. They are now financially stable, and I do not have to provide any additional support for them in the future. I can pay my current bills on my current budget. However, I am paying a ridiculous amount of interest on a few credit cards. I am looking to pay those cards down to reduce the amount of interest I pay each month. My only credit flaws are a public record for a fraudulent claim filed by a former landlord (from 7 years ago), and high debt-income ratio. The debt-income ratio will greatly improve over the next few months as I concentrate my resources to pay off my debt. I live in a house that was a gift from my father, so I have no mortgage payment, and I own two vehicles free and clear. I have a very stable job, and I have been employed with current employer for two years. I was employed with my previous employer for six years. I will be happy to answer any questions that you may have.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,734.00	Public Records On File:	1
Revolving Line Utilization:	41.60%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 836792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836792	$2,500	$2,500	8.49%	1.00%	August 5, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836792. Member loan 836792 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,167 / month
Current employer:	Cameron	Debt-to-income ratio:	19.95%
Length of employment:	5 years	Location:	Spring, TX

Home town:
Current & past employers:	Cameron
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,288.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	My current pay structure consists of 1/2 salary and 1/2 bonus. I've done some re-modeling to my home and have accrued some medical bills due to a change in family situation. When my bonus is received, I will be paying of a large chunk of my debt.
Please explain the reason why you carry a large revolving credit balance.	My current pay structure consists of 1/2 salary and 1/2 bonus. I've done some re-modeling to my home and have accrued some medical bills due to a change in family situation. When my bonus is received, I will be paying of a large chunk of my debt.
Please explain the reason why you carry a large revolving credit balance.	My current pay structure consists of 1/2 salary and 1/2 bonus. I've done some re-modeling to my home and have accrued some medical bills due to a change in family situation. When my bonus is received, I will be paying of a large chunk of my debt.

Member Payment Dependent Notes Series 836839

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836839	$5,800	$5,800	16.49%	1.00%	August 8, 2011	August 15, 2016	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836839. Member loan 836839 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Hermes International Movers	Debt-to-income ratio:	1.49%
Length of employment:	5 years	Location:	Astoria, NY

Home town:
Current & past employers:	Hermes International Movers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > The loan is to pay off three credit cards with high APR rates. The monthly payment is no problem and i am planing to pay off the entire loan within less than 6 months if possible. Ask any questions i would be here to answer. null

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,917.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent= 850 Transportation=N/A [4 door sedan covered by company [insurance/gas reimbursed] Phone= 60$ monthly Insurance= [Life NA, Health NA, Car covered by employer] Food=[ varies as you can understand but my guess 150 a week on the maximum]
What is your intended use for the loan proceeds?	credit refinancing
What is your intended use for the loan proceeds?	credit refinancing
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	Credit Card Payments across 2 cards for about 5500.00$
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Visa: 2400 / 20% / 128 Visa2: 3000 / 30% / 200
What is the total balance of your credit cards, interest rates and current monthly payments?	Credit Cards: Visa: 2410.00$ APR:18% [will be paid off with loan] MC: 3000.00$ APR: 24% [will be paid off with loan] Monthly Payments other than credit cards would be Rent: 850 Phone: 60 Cable: 60 No utilities/Insurance payments
What is your total minimum monthly payments for all credit cards and what will it be including this loan and the payoff?	No monthly minimum remaining since all the credit card's remaining balance will be paid off. It currently is around the 300$ mark. The loan has a 142 monthly payment
What is the total balance of your credit cards, interest rates and current monthly payments?	Credit Cards: Visa: 2410.00$ APR:18% [will be paid off with loan] MC: 3000.00$ APR: 24% [will be paid off with loan] Monthly Payments other than credit cards would be Rent: 850 Phone: 60 Cable: 60 No utilities/Insurance payments

Member Payment Dependent Notes Series 836872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836872	$4,600	$4,600	13.99%	1.00%	August 3, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836872. Member loan 836872 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Filmtec	Debt-to-income ratio:	14.26%
Length of employment:	5 years	Location:	eden prairie, MN

Home town:
Current & past employers:	Filmtec
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > This loan is so I can pay off my credit cards and have a lower interest rate on just one loan null

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,837.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I have 3 credit cards which total around 6000 and if I get the loan I plan to pay them all off.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	A Sears 3000 at 23% A Wallmart 1000 at 20% A Best Buy 2000 at 22% No student loans A small loan with Lending Club 2000 low interest rate
Please explain the reason why you carry a large revolving credit balance.	Because I have 3 credit cards and all of them are maxed out with a total of about 6000 if I get the loan I will pay them all off and reduce my revolving credit balance and my credit score will go up

Member Payment Dependent Notes Series 836902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836902	$4,150	$4,150	7.49%	1.00%	August 5, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836902. Member loan 836902 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Web.com	Debt-to-income ratio:	11.27%
Length of employment:	10+ years	Location:	Middleburg, FL

Home town:
Current & past employers:	Web.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > I will be using this money to fund a new AC unit for my home.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,058.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 836932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836932	$4,000	$4,000	5.99%	1.00%	August 8, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836932. Member loan 836932 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ASML	Debt-to-income ratio:	5.91%
Length of employment:	4 years	Location:	Stormville, NY

Home town:
Current & past employers:	ASML
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > The purpose of this loan is to provide assistance with purchasing a safe and reliable vehicle for my family. My financial situation is extremely stable due to my extensive work and academic experience. I've been employed full time for more than 5 years with Masters Degree academic level. I have always been on time and prompt with any payments required on my behalf. Sincerely, Reliable Candidate Borrower added on 08/04/11 > My DTI ratio is excellent, I am confident, by investing, you will gain a high return with no risk. Thank you to my existing investors. Borrower added on 08/05/11 > The loan is now for a 4WD vehicle and will have extensive comprehensive and collision insurance. Thank you for your interest.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,594.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To purchase a reliable vehicle for my soon to be family. Thank you for your interest.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My debt to income ratio is below 20%.

Member Payment Dependent Notes Series 836973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
836973	$4,200	$4,200	5.99%	1.00%	August 9, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 836973. Member loan 836973 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Sony Online Entertainment	Debt-to-income ratio:	4.12%
Length of employment:	5 years	Location:	Encinitas, CA

Home town:
Current & past employers:	Sony Online Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	76
Revolving Credit Balance:	$5,727.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 837078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837078	$8,000	$8,000	13.49%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837078. Member loan 837078 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Serco Inc	Debt-to-income ratio:	14.92%
Length of employment:	2 years	Location:	Pueblo West, CO

Home town:
Current & past employers:	Serco Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,786.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 837126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837126	$4,800	$4,800	10.99%	1.00%	August 8, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837126. Member loan 837126 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	slone associates	Debt-to-income ratio:	20.35%
Length of employment:	1 year	Location:	fernandina beach, FL

Home town:
Current & past employers:	slone associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/11 > I plan to use this loan for a/c and heat repair, my work is stable as i work for a government contractor,I pay for my loans, and have plenty of room in my monthly budget.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	42
Revolving Credit Balance:	$4,248.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	recently had a major vehicle repairand a home air conditioning repair, i will be paying the balance down fairly quickly this year
Please explain the reason why you carry a large revolving credit balance.	recently had a major vehicle repairand a home air conditioning repair, i will be paying the balance down fairly quickly this year
If you have a public record on file, please briefly explain the event and its resolution.	i do not belive i have any kind of public record on file. have a good day

Member Payment Dependent Notes Series 837215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837215	$3,000	$3,000	9.99%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837215. Member loan 837215 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	JOHN MIDDLETON CO.	Debt-to-income ratio:	5.81%
Length of employment:	5 years	Location:	pottstown, PA

Home town:
Current & past employers:	JOHN MIDDLETON CO.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > my email is confirmed.i thank you all very much Borrower added on 08/02/11 > I MAKE A GOOD BORROWER BC I ALWAYS PAY MY BILLS ON TIME I HAVE ONLY BEEN A DAY LATE MAYBE THREE TIMES SINCE I WAS EIGHTEEN.THAT WAS BC I READ THE DATE WRONG ON THE BILL.I THINK IT IS IMPORTANT TO PAY ON TIME FOR ONE U MADE THE PROMISE TO PAY BACK AND IF U DONT PAY IT CAN HURT SOMEONE LIFE BC THEY TRUSTED IN U TO LOAN IT TO YOU.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,977.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which debts do you plan to pay off with this loan?	medical bills i have had since i was eighteen n am close to paying off.i have to creditcard that r close to being done.

Member Payment Dependent Notes Series 837220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837220	$6,000	$6,000	15.99%	1.00%	August 8, 2011	August 15, 2016	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837220. Member loan 837220 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Societe Generale	Debt-to-income ratio:	10.57%
Length of employment:	5 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Societe Generale
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,345.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What portion of your wedding expenses does this loan represent?	30%
How are you paying for other wedding expenses not covered by this loan?	Savings
What portion of your wedding expenses does this loan represent?	30%
How are you paying for other wedding expenses not covered by this loan?	Savings
How are you paying for other wedding expenses not covered by this loan?	From savings.

Member Payment Dependent Notes Series 837222

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837222	$2,400	$2,400	18.79%	1.00%	August 8, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837222. Member loan 837222 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.40%
Length of employment:	2 years	Location:	Danville, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > The money will be used to clear my higher APR credit cards and put me on a plan to pay off all my debt within 3 years.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,329.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 837266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837266	$4,200	$4,200	5.99%	1.00%	August 8, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837266. Member loan 837266 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	0.57%
Length of employment:	10+ years	Location:	fernandina beach, FL

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > I have a very good credit score and good salary, want to payoff a 401K loan so i can take new one with add'll cash out, will use to pay this and purchase equip for a side self-employed business. Thanks. null Borrower added on 08/01/11 > do not want to go through cumbersome bank loan process or high fee related to credit card advances, I have $0 debt outs other than mortgage. thanks.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$924.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	i don't have any revolving balances, you must not be looking correctly, please supply info on what u r talking about so i may show you, I would not have an A2 rating based on credit score w/ high revolving balances. thanks. take care
Please explain the reason why you carry a large revolving credit balance.	I have no revolving balances outstanding. Two CC's I have are paid off monthly. Thx,
What is your intended use for the loan proceeds?	payoff 401K and cash out

Member Payment Dependent Notes Series 837318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837318	$6,000	$6,000	11.99%	1.00%	August 9, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837318. Member loan 837318 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Memorial Sloan and Kettering Cancer Cent	Debt-to-income ratio:	19.37%
Length of employment:	2 years	Location:	Queens, NY

Home town:
Current & past employers:	Memorial Sloan and Kettering Cancer Cent
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	46
Revolving Credit Balance:	$3,712.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I'm working full time, but my bills are adding up fast and I need some money to pay them off.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	I live with my brother, so I don't pay anything but a cell phone bill.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I live with my brother, so I don't pay anything but a cell phone bill.
What is your intended use for the loan proceeds?	I'm working full time, but my bills are adding up fast and I need some money to pay them off.

Member Payment Dependent Notes Series 837403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837403	$3,000	$3,000	15.99%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837403. Member loan 837403 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	kaiser	Debt-to-income ratio:	12.00%
Length of employment:	2 years	Location:	Gresham, OR

Home town:
Current & past employers:	kaiser
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2007	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,828.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	to pay for school

Member Payment Dependent Notes Series 837418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837418	$4,000	$4,000	8.49%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837418. Member loan 837418 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	ATK	Debt-to-income ratio:	2.07%
Length of employment:	6 years	Location:	Layton, UT

Home town:
Current & past employers:	ATK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/01/11 > Tile, carpet, and paint in condo to make it into a rental unit. null

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	48
Revolving Credit Balance:	$3,965.00	Public Records On File:	1
Revolving Line Utilization:	79.30%	Months Since Last Record:	52
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If you have a public record on file, please briefly explain the event and its resolution.	I have a judgment on file for a parking ticket I ignored too long. It was paid in full in 2007.
If you have a delinquency in the last 2 years, please explain the reason.	I have no delinquencies in the last 2 years.
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Mortgage $473 including taxes and insurance; HOA Dues $125; Utilities <$100
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Mortgage $473 including taxes and insurance; HOA Dues $125; Utilities <$100. No other home equity loans or lines of credit. I looked into using the equity in the condo to borrow the funds I need to prep for rental, but the bank wanted to penalize me with a higher interest rate for borrowing less than $10,000. Lending club is a much smarter deal.
What is the home improvement project you are planning?	I am replacing the linoleum in the kitchen and two bathrooms with ceramic tile, recarpeting all three bedrooms, and painting the whole unit. Remaining money will be kept as cash on hand for any maintenance required by tenants.

Member Payment Dependent Notes Series 837597

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837597	$1,400	$1,400	8.49%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837597. Member loan 837597 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,080 / month
Current employer:	jw molding	Debt-to-income ratio:	19.76%
Length of employment:	6 years	Location:	oxnard, CA

Home town:
Current & past employers:	jw molding
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	41
Revolving Credit Balance:	$2,214.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 837635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837635	$1,800	$1,800	8.49%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837635. Member loan 837635 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	City of Chelsea	Debt-to-income ratio:	9.12%
Length of employment:	4 years	Location:	Chelsea, MA

Home town:
Current & past employers:	City of Chelsea
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,297.00	Public Records On File:	1
Revolving Line Utilization:	68.70%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 837783

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837783	$4,000	$4,000	5.42%	1.00%	August 4, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837783. Member loan 837783 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Ceva Logistics, Inc	Debt-to-income ratio:	11.61%
Length of employment:	10+ years	Location:	North Richland Hills, TX

Home town:
Current & past employers:	Ceva Logistics, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I plan on paying off the loan next summer.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$617.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 837815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837815	$2,000	$2,000	15.62%	1.00%	August 5, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837815. Member loan 837815 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Blue & Co.	Debt-to-income ratio:	10.53%
Length of employment:	< 1 year	Location:	Ravenna, OH

Home town:
Current & past employers:	Blue & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > This loan is for moving and relocation expenses due to starting a job in another city. I recently graduated from college and need these funds until I get my first paycheck at my new job. The job is extremely secure at one of the fastest growing public accounting firms in the nation. I have never been late on a late nor have I been late on any payment.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,310.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 837868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837868	$3,500	$3,500	11.99%	1.00%	August 3, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837868. Member loan 837868 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Aramark	Debt-to-income ratio:	11.23%
Length of employment:	10+ years	Location:	Lyndonville, VT

Home town:
Current & past employers:	Aramark
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,911.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 837909

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
837909	$10,000	$10,000	13.99%	1.00%	August 8, 2011	August 15, 2014	August 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 837909. Member loan 837909 was requested on August 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Tampa Museum of Art	Debt-to-income ratio:	24.64%
Length of employment:	3 years	Location:	Tampa, FL

Home town:
Current & past employers:	Tampa Museum of Art
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > I will use this money to pay off 2 high interest credit cards. My current position is very stable.

A credit bureau reported the following information about this borrower member on August 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,891.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	$3,700
Please explain the reason why you carry a large revolving credit balance.	The balance is a holdover from a few years ago when I was unemployed.
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Discover: 6,800 (29.99%) $280/monthly MC: 3,800 (29.99%); $210/monthly
What is the total balance of your credit cards, interest rates and current monthly payments?	17,300 (29.99%); $620/monthly

Member Payment Dependent Notes Series 838018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838018	$7,000	$7,000	12.99%	1.00%	August 8, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838018. Member loan 838018 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,375 / month
Current employer:	Harris county constable's precinct 4	Debt-to-income ratio:	20.27%
Length of employment:	9 years	Location:	Conroe, TX

Home town:
Current & past employers:	Harris county constable's precinct 4
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/11 > I plan to use the funds to pay for a portion of wedding costs. I consistently make payments on all debts on time. I have been employed full time at my job for 9 years and intend to stay until retirement.

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,663.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What portion of your wedding expenses does this loan represent?	Approximately 50%.
How are you paying for other wedding expenses not covered by this loan?	We paid cash out of pocket for the rest.
Please explain the reason why you carry a large revolving credit balance.	Much of this debt is from purchases made to furnish a house I recently bought. I also made the mistake of helping out a friend pay some bills when he lost his job who has not paid me back. I was doing well at paying down this debt until last year when all my extra money started going into this wedding.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	approximately $1350.00.

Member Payment Dependent Notes Series 838185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838185	$15,000	$15,000	8.49%	1.00%	August 9, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838185. Member loan 838185 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,667 / month
Current employer:	HAVI Global Solutions	Debt-to-income ratio:	11.18%
Length of employment:	10+ years	Location:	Chicago, IL

Home town:
Current & past employers:	HAVI Global Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > - Plan to use the funds to pay off and close out a existing higher rate loan and credit card. - Most recent credit scores: Experian 761, Eqifax 769, TU 747 - All current debts paid before due dates, never a delinquency, clean/good credit - Continuous employment for 21 years, with current employer for 12 years. null

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,306.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	American Express Platinum Credit Card (Joint accoint), paid in full monthly, current balance is $5,500. Visa Credit Card, 11.90%, current balance is $4,000, monthly payment varies (to be paid in full with this debt consolidation loan). Capital One Unsecured Loan, 8.99%, current balance is $4,500, monthly payment is $207 (to be paid in full with this debt consolidation loan) Suntrust Bank Auto Loan, Unknown%, current balance is $43,000, monthly payment is $1079 (to be paid patially with this debt consolidation loan) CitiMortgage Mortagage, 2.875%, current balance is $179,000, monthly payment is $1,200 Chase Second Mortgage, 8.055%, current balance is $94,000, montly payment is $727 All debts are current with no delinquent history.

Member Payment Dependent Notes Series 838191

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838191	$4,900	$4,900	9.99%	1.00%	August 8, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838191. Member loan 838191 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,800 / month
Current employer:	US Army	Debt-to-income ratio:	20.83%
Length of employment:	10+ years	Location:	LAKE CHARLES, LA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I am requesting this loan to pay off credit card balances, a bank credit card with $2400 balance and a Chase credit card with $1800 balance. I will have no problem paying this off in 36 month. I will soon have over 20yrs of employment with the US Army and have just been promoted. This interest rate is much better for me and I will make all my payments, as I hope to be close to debt free when I am done with this loan. I thank all those who chose to invest in my loan. null

A credit bureau reported the following information about this borrower member on July 13, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	59
Revolving Credit Balance:	$4,391.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 838220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838220	$2,000	$2,000	15.62%	1.00%	August 4, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838220. Member loan 838220 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Southeastern Products Inc	Debt-to-income ratio:	8.03%
Length of employment:	4 years	Location:	Simpsonville, SC

Home town:
Current & past employers:	Southeastern Products Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,592.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 838277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838277	$15,000	$15,000	15.99%	1.00%	August 9, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838277. Member loan 838277 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	METRO TERMINALS CORP	Debt-to-income ratio:	24.81%
Length of employment:	8 years	Location:	FLUSHING, NY

Home town:
Current & past employers:	METRO TERMINALS CORP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I currently have 3 high interest credit cards, 29.9%, 24.5%, 24.24% respectively that I want to payoff. This loan would pay them off and better my credit rating over time.

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,292.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Debtors Monthly Balances Int Rate CITIBANK 250.97 7,068.90 29.90% MACY STORE 79.00 2,295.35 24.50% MACY AMEX 73.00 2,122.57 24.50% BOAMERICA 236.67 7,795.40 24.24% CHASE 118.00 4,849.00 24.24% CHASE 194.00 7,823.79 19.24% HSBC RETAIL 54.00 2,032.82 17.65% AMEX BLUE 122.00 6,410.13 17.24% HSBC CARD 25.00 714.31 17.24% LENDING CLUB 193.61 5,808.05 12.00% CHASE /WASH 211.00 6,882.91 6.00%
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent 1,050 Transp 300 Utilities 80 Phone 122 Groceries 250 cable/internet 110 Home maint 250 (Costa Rica)
Which debts do you plan to pay off with this loan?	CITI $7,068.90 MACY STORE $2,295.35 MACY AMEX $2,122.57 and the remaining $3,000 to apply towards BK OF AMER 7,795.40, leaving a balance of apprx $4,795.40. The savings from this loan will allow me to pay off the next high interest credit cards.

Member Payment Dependent Notes Series 838457

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838457	$14,825	$14,825	15.62%	1.00%	August 9, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838457. Member loan 838457 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Cigna	Debt-to-income ratio:	21.39%
Length of employment:	10+ years	Location:	Terrell, TX

Home town:
Current & past employers:	Cigna
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > I plan to use this money to pay off credit cards and now to put in a new air conditioner since we just found out ours is out and it is 111 degrees where we live. I have been on my job for 22 year What makes me a good borrower is that I pay my bills on time and am never late and I would like to eventually get debt free Borrower added on 08/04/11 > We are in dire need of and inside and outside air conditioning unit which 1/2 of this money will be used for. It is 110 degrees where we live and fans just are not cutting it.

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	47
Revolving Credit Balance:	$21,408.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The ones I want to pay off total around $9000.00 and now I also need money to put in an air conditioner in our home as ours just died. My mortgage balance is around $127,000. Don't have any lines of credit or student loans except a parent plus loan for my son
Please explain the reason why you carry a large revolving credit balance.	I had to use credit to get by when the economy took a plunge. I only have one that I use in case of emergencies. I am trying to consolidate all the bills into 1 with one interest rate so I can get out of debt in a shorter time.
If you have a delinquency in the last 2 years, please explain the reason.	I haven't had any delinquencies in the last 2 years
Which debts do you plan to pay off with this loan?	I plan to pay off all but 1 of my credit cards and hope to have it paid off in 3 years along with this loan.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	monthly expenses total around $2400.00 which include rent, utilities and insurance for our vehicles. we do not pay taxes on a monthly basis. This does not include groceries for the house, repairs on vehicles, gas for vehicles etc.
Please explain the reason why you carry a large revolving credit balance.	I had to use credit to get by when the economy took a plunge. I only have one that I use in case of emergencies. I am trying to consolidate all the bills into 1 with one interest rate so I can get out of debt in a shorter time.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	monthly expenses total around $2400.00 which include rent, utilities and insurance for our vehicles. we do not pay taxes on a monthly basis. This does not include groceries for the house, repairs on vehicles, gas for vehicles etc.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent - $1366.00, Transportation - $405.00 - car payment, utilities - $555.00, phones - $446.00, car insurance - $533.65, life insurance $360.36, food - $400.00, Gas - $500.00,
Which debts do you plan to pay off with this loan?	I plan to pay off all but 1 of my credit cards and hope to have it paid off in 3 years along with this loan.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The ones I want to pay off total around $9000.00 and now I also need money to put in an air conditioner in our home as ours just died. My mortgage balance is around $127,000. Don't have any lines of credit or student loans except a parent plus loan for my son
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	The ones I want to pay off total around $9000.00 and now I also need money to put in an air conditioner in our home as ours just died. My mortgage balance is around $127,000. Don't have any lines of credit or student loans except a parent plus loan for my son
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I will be using the money to pay off higher interest rate credit cards and to put in new air conditioning units inside and outside on our home as ours has seized up. I have 7 credit cards that I will be pay off.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Rent - $1366.00 - balance is approximately $127,000, Car note $405.00 approximate balance $13, 493.00, All credit card balances that I would like to pay off total approximately $9432.44 with interest rates anywhere from 14% to 28%. Monthly payments for credit cards combined total $983.00. No lines of credit, no student loans. We also have to replace our inside and outside airconditioning units which part of the money will be used for. Estimated cost is $4500.00.
What is your intended use for the loan proceeds?	to pay off higher interest credit cards and pay for new air condition unit inside and out

Member Payment Dependent Notes Series 838512

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838512	$7,000	$7,000	9.99%	1.00%	August 9, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838512. Member loan 838512 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	the LA UNDERGROUND	Debt-to-income ratio:	15.32%
Length of employment:	8 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	the LA UNDERGROUND
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > To fund a new roof until' the Insurance check arrives. null

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,133.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	I have been waiting for my first time home buyers credit from 2009 for $8000.00. I have been working with the IRS to show that I was divorced before I purchased my home, thus the delay in my refund. I spoke with them 2 days ago, and should finally get my refund sometime this month. As soon as I get the refund, I will pay off my revolving credit. This loan will be paid off as soon as I get the check from the insurance company for my roof.

Member Payment Dependent Notes Series 838560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838560	$6,000	$6,000	15.62%	1.00%	August 5, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838560. Member loan 838560 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	LPL Financial	Debt-to-income ratio:	20.06%
Length of employment:	3 years	Location:	san diego, CA

Home town:
Current & past employers:	LPL Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > I would like to pay off my credit cards and have one monthly payment. I work full time plus overtime. I am working hard to rebuild my credit.

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,588.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 838672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838672	$3,500	$3,500	5.99%	1.00%	August 8, 2011	August 16, 2014	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838672. Member loan 838672 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,417 / month
Current employer:	Monarch	Debt-to-income ratio:	2.01%
Length of employment:	3 years	Location:	Mocksville, NC

Home town:
Current & past employers:	Monarch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/02/11 > This funding is to pay off the amount owed on a 2006 Chrysler Pacifica at a more favorable rate

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,549.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	To pay off the existing loan - Thanks

Member Payment Dependent Notes Series 838792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838792	$10,000	$10,000	13.49%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838792. Member loan 838792 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,300 / month
Current employer:	American Airlines	Debt-to-income ratio:	16.49%
Length of employment:	10+ years	Location:	Corinth, TX

Home town:
Current & past employers:	American Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > I have been working for American Airlines now for 16 years. Just want to consolidate to get a better intrest rate. Very stable job and I have never missed any payments. Just would rather make one payment instead of a number of them. Pay off credit cards to increase credit score!

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1972	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,576.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Usually end up Being 5000. That includes all payments.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	I have several cards. Highest is a paypal credit card with a 4500 balance, I think the intrest rate is around 13.9%. The other is an Orchard Bank, 1100 intrest 14.9%. Target around 982 high intrest, 20%. Also I have a Kohls, Dell, Capital One, Stacys Furniture, Home Depot and Lowes all under 600. I just want to conolidate into one payment. Monthly payment total on all if I pay minimum is around $300 but I am spinning my wheels and want to become debt free sooner. I also have two car leases a Toyota at 450 and a Honda at 550. Paying on time and never late!
Which debts do you plan to pay off with this loan?	Plan to pay off credit cards and have a clean slate so I can increase my credit score. Pay off.
What is your intended use for the loan proceeds?	Pay off credit cards so I have 0 balances.

Member Payment Dependent Notes Series 838912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838912	$6,000	$6,000	16.49%	1.00%	August 8, 2011	August 18, 2014	August 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838912. Member loan 838912 was requested on August 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,267 / month
Current employer:	Texas A&M University	Debt-to-income ratio:	9.89%
Length of employment:	7 years	Location:	College Station, TX

Home town:
Current & past employers:	Texas A&M University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/11 > Purchasing new A/C for home. Old A/C is 17 years old, and not cooling well. Need a new, much greener A/C for cooling and energy efficiency. Low bid is $4609 plus $667 for additional insulation and 8.25% sales tax on equipment and supplies. Borrower added on 08/04/11 > This loan is to fund the replacement of my home's 17-year-old A/C. The low bid was for $5276 plus 8.25% sales tax on parts and supplies. I am using a local contractor who will install a 14-SEER system that will boost energy efficiency. The system will qualify for an energy rebate from my local utility.

A credit bureau reported the following information about this borrower member on August 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	57
Revolving Credit Balance:	$3,263.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	House payment including taxes and insurance is $975, no other home or equity loan; $185 for all utilities except gas (in equalized monthly payment program); about $25-40 for gas depending on season (gas furnace and water heater). BTW, gas furnace is being replaced as part of A/C price as it is part of the air handler.

Member Payment Dependent Notes Series 838997

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
838997	$3,600	$3,600	17.49%	1.00%	August 9, 2011	August 16, 2016	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 838997. Member loan 838997 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Mattel/PrO Unlimited	Debt-to-income ratio:	3.34%
Length of employment:	< 1 year	Location:	REDONDO BEACH, CA

Home town:
Current & past employers:	Mattel/PrO Unlimited
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/11 > These funds will help me pay off a tax debt that has been holding me hostage and allow me to keep my home. My job would allow me to pay these off eventually, but unfortunately, my financial burdens need reparation immediately.

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,709.00	Public Records On File:	1
Revolving Line Utilization:	88.20%	Months Since Last Record:	59
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	This loan will be used to consolidate debts that are in need of paying off. I have back taxes in New York State that need to be paid down and my rent and credit cards are a little behind because of the cost of moving and a no fault auto accident has has been delayed with sending me a settlement.
If you have a public record on file, please briefly explain the event and its resolution.	I'm sorry, I do not understand this question. Can you be more specific?

Member Payment Dependent Notes Series 839162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839162	$4,000	$4,000	10.59%	1.00%	August 9, 2011	August 16, 2016	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839162. Member loan 839162 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	Step by Step Bail Bonds	Debt-to-income ratio:	18.17%
Length of employment:	3 years	Location:	Belcamp, MD

Home town:
Current & past employers:	Step by Step Bail Bonds
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,642.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Motorcycle purchase.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	home owned by my fiancee. credit cards approx 75.00. vehicles 1346.00 for 3 cars. insurance 248.00.

Member Payment Dependent Notes Series 839198

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839198	$1,800	$1,800	9.99%	1.00%	August 5, 2011	August 16, 2016	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839198. Member loan 839198 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Clay County Medical Center	Debt-to-income ratio:	26.20%
Length of employment:	5 years	Location:	Clay Center, KS

Home town:
Current & past employers:	Clay County Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,451.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 839307

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839307	$2,800	$2,800	13.49%	1.00%	August 8, 2011	August 16, 2016	August 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839307. Member loan 839307 was requested on August 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	J. Alexander's	Debt-to-income ratio:	16.63%
Length of employment:	4 years	Location:	BOCA RATON, FL

Home town:
Current & past employers:	J. Alexander's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	77
Revolving Credit Balance:	$1,180.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 839365

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839365	$3,600	$3,600	15.62%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839365. Member loan 839365 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,000 / month
Current employer:	M. S.	Debt-to-income ratio:	21.62%
Length of employment:	2 years	Location:	lancaster, NY

Home town:
Current & past employers:	M. S.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	2
Revolving Credit Balance:	$16,250.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the reason why you carry a large revolving credit balance.	revovling debt is a direct result of a dragged out two plus year divorce. x-wife excessively charged on cards. New York state matrimonial law favored x-wife wife since she had not worked for past six years. Judge ruled i would be responsible for all debt, plus pay alimony since New York is a non-equitable state.
If you have a delinquency in the last 2 years, please explain the reason.	none
Please explain the reason why you carry a large revolving credit balance.	revovling debt is a direct result of a dragged out two plus year divorce. x-wife excessively charged on cards. New York state matrimonial law favored x-wife wife since she had not worked for past six years. Judge ruled i would be responsible for all debt, plus pay alimony since New York is a non-equitable state.
Please explain the reason why you carry a large revolving credit balance.	revovling debt is a direct result of a dragged out two plus year divorce. x-wife excessively charged on cards. New York state matrimonial law favored x-wife wife since she had not worked for past six years. Judge ruled i would be responsible for all debt, plus pay alimony since New York is a non-equitable state.
Please explain the reason why you carry a large revolving credit balance.	revovling debt is a direct result of a dragged out two plus year divorce. x-wife excessively charged on cards. New York state matrimonial law favored x-wife wife since she had not worked for past six years. Judge ruled i would be responsible for all debt, plus pay alimony since New York is a non-equitable state.

Member Payment Dependent Notes Series 839428

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839428	$4,000	$4,000	11.99%	1.00%	August 9, 2011	August 17, 2016	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839428. Member loan 839428 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Park 52	Debt-to-income ratio:	24.18%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	Park 52
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to use the funds for debt consolidation, and lowering monthly payments. I have been at my current job for over a year. My monthly expenses are minimal, and I have had good credit standing for nearly ten years.

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,644.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 839543

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839543	$5,000	$5,000	10.99%	1.00%	August 8, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839543. Member loan 839543 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,342 / month
Current employer:	UPS	Debt-to-income ratio:	19.28%
Length of employment:	10+ years	Location:	IRVINTON, NJ

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/11 > I've been working at UPS now for 11 years. I recently finished paying off my car loan ($30,000, Chase), but I still have a few high interest rate credit cards and a student loan lingering. I've never missed a payment, never been late, and I always pay more than the minimum amount due. This "Road to Recovery" loan will help me get my finance back on track. This is an awesome rate compare to the high 20s i'm paying on my credit cards. I wish I had known about Lending Club sooner.

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,509.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 839641

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839641	$1,700	$1,700	15.23%	1.00%	August 5, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839641. Member loan 839641 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	University of Miami School of Medicine	Debt-to-income ratio:	10.62%
Length of employment:	2 years	Location:	Miami, FL

Home town:
Current & past employers:	University of Miami School of Medicine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > I plan on using this loan to pay down a credit card and using the remaining funds to assist in relocation. I have worked with my boss for two years and accepted her request to relocate with her to another research institution. The relocation will occur next month. She is offering me a promotion and a significant salary increase.

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,181.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 839665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839665	$2,250	$2,250	8.49%	1.00%	August 5, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839665. Member loan 839665 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	quality mitsubishi	Debt-to-income ratio:	20.73%
Length of employment:	8 years	Location:	colorado springs, CO

Home town:
Current & past employers:	quality mitsubishi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$396.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 839696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839696	$3,500	$3,500	9.99%	1.00%	August 8, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839696. Member loan 839696 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Fireline Corporation	Debt-to-income ratio:	6.16%
Length of employment:	2 years	Location:	BALTIMORE, MD

Home town:
Current & past employers:	Fireline Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/11 > plan to use this loan to pay off credit cards. work full time, job is very stable.

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,848.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	pay off credit cards.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	about 1200 a month
Which debts do you plan to pay off with this loan?	pay off credit cards.

Member Payment Dependent Notes Series 839750

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839750	$2,100	$2,100	11.49%	1.00%	August 8, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839750. Member loan 839750 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Simmons Pump	Debt-to-income ratio:	12.96%
Length of employment:	10+ years	Location:	LUBBOCK, TX

Home town:
Current & past employers:	Simmons Pump
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1972	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	25
Revolving Credit Balance:	$16,799.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	to help pay for a wedding and a new grandbaby
Please explain the reason why you carry a large revolving credit balance.	Divorce, remarriage, kids, illness. I am working on paying it off.
What is your intended use for the loan proceeds?	to help pay for a wedding and a new grandbaby
Please explain the reason why you carry a large revolving credit balance.	Divorce, remarriage, kids, illness. I am working on paying it off.

Member Payment Dependent Notes Series 839791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839791	$5,000	$5,000	12.99%	1.00%	August 8, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839791. Member loan 839791 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	ACS, a Xerox Company	Debt-to-income ratio:	18.71%
Length of employment:	1 year	Location:	Round Rock, TX

Home town:
Current & past employers:	ACS, a Xerox Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > Paying off higher interest store based credit cards at a lower rate. null

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,802.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Mortgage: 1135 Transportation: Car payment 528, gas 100 Utilities: 200 Phone : 130 Credit Cards: 1250 plus left over at end of month Wife pays insurance and food, I pay the rest of the bills
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	Visa: $1800, 23.99%, Minimum $45 Visa: $1700, 23.99%, Minimum $42 Lowes: $1500, 24.99%, Minimum $55

Member Payment Dependent Notes Series 839804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839804	$4,800	$4,800	11.49%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839804. Member loan 839804 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	A. J. G.	Debt-to-income ratio:	21.64%
Length of employment:	10+ years	Location:	champlin, MN

Home town:
Current & past employers:	A. J. G.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/11 > I would like to use the funds to pay off a couple of credit cards. I feel I am a good candidate for the loan as I do pay my bills on time, but I would like to get a better interest rate than what the credit card companies have.

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,961.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize for each of the credit cards you plan to pay off the card name (Visa, MasterCard, etc - Please not include bank issuer of card), outstanding balance, current interest rate, and current minimum monthly payment.	We have two Visa's, one with a $1000 balance and the other with a $3,500 balance.
What is the total balance of your credit cards, interest rates and current monthly payments?	I have two Visa accounts, one is $1,000 and the other is $3500. The intererst rate is 21%
What is the total balance of your credit cards, interest rates and current monthly payments?	I have two Visa accounts, one is $1,000 and the other is $3500. The intererst rate is 21%

Member Payment Dependent Notes Series 839903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839903	$5,550	$5,550	9.99%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839903. Member loan 839903 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	NYC Department of Education	Debt-to-income ratio:	10.00%
Length of employment:	2 years	Location:	Bronx, NY

Home town:
Current & past employers:	NYC Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,130.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the total balance of your credit cards, interest rates and current monthly payments?	The total balance of my credit card is 5,191.33. The current interest rate is 32.99 % and my monthly payment is $206.00.

Member Payment Dependent Notes Series 839948

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
839948	$1,300	$1,300	10.59%	1.00%	August 8, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 839948. Member loan 839948 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	n/a	Debt-to-income ratio:	5.18%
Length of employment:	4 years	Location:	redondo beach, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,598.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 840046

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
840046	$2,000	$2,000	5.42%	1.00%	August 5, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 840046. Member loan 840046 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Canyon View Vineyard Church	Debt-to-income ratio:	1.88%
Length of employment:	5 years	Location:	Grand Junction, CO

Home town:
Current & past employers:	Canyon View Vineyard Church
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	43
Revolving Credit Balance:	$2,260.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 840110

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
840110	$1,000	$1,000	10.99%	1.00%	August 5, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 840110. Member loan 840110 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	SoundCloud	Debt-to-income ratio:	23.12%
Length of employment:	< 1 year	Location:	Auburn, CA

Home town:
Current & past employers:	SoundCloud
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,558.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 840327

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
840327	$8,000	$8,000	13.49%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 840327. Member loan 840327 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Clark County School District	Debt-to-income ratio:	16.06%
Length of employment:	6 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Clark County School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,790.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	I am using the loan to pay off several credit cards. I would rather make a three hundred dollar payment to one loan than one hundred dollar payments to three credit cards.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	These are my current debt balances, interest rates and monthly payments... Visa $2964, 22.9%, 83/mo Mastercard $2175, 23.9%, 72/mo Discover Card $1373, 23.9%, 60/mo Davids Bridal $632, 26.9%, 40/mo These are the debts I plan to pay with this loan.
Which debts do you plan to pay off with this loan?	I plan to pay off credit card debt with this loan.
What is your intended use for the loan proceeds?	The loan is to pay off my credit cards that have high interest rates and consolidate them all into one payment.
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	My portion of the bills are only 1035 for the mortgage and that's all.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Current monthly housing expenses are 1035.
Please explain the reason why you carry a large revolving credit balance.	This is why I want this loan. I can only pay 100 toward the balance each month but if I consolidated I would be able to make $300 payments a month to ONE lender instead of four you would see the balance drop significantly. Making 100 dollar payments is not putting a dent in the debt
If you are paying a mortgage, please break down all monthly housing related expenses (mortgage payment, insurance, taxes, etc).	Our mortgage payment includes taxes and insurance and that monthly payment is 1035.
If you have a public record on file, please briefly explain the event and its resolution.	I believe the only public record I have on file is for an apartment I had back in 2005 and the dispute I had was they wanted to charge me for normal wear and tear of an apartment I had lived in for two years and I didn't want to pay it but once I saw that they were affecting my credit I settled with them on the original amount but by then the damage was done.
If you have a delinquency in the last 2 years, please explain the reason.	I am unaware of any deliquencies in the last two years.
What is your intended use for the loan proceeds?	The loan is to pay off my credit cards that have high interest rates and consolidate them all into one payment.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Current monthly housing expenses are 1035.

Member Payment Dependent Notes Series 840478

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
840478	$5,000	$5,000	6.99%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 840478. Member loan 840478 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Capital Group Companies	Debt-to-income ratio:	27.86%
Length of employment:	6 years	Location:	Oceanside, CA

Home town:
Current & past employers:	Capital Group Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/11 > I've already consolidated some of my CC debt into one of my older (zero balance) CCs offering a low APR until 4/2012. This loan is to consolidate my remaining higher interest CC debt to a lower APR than currently. My plan is two-fold: pay off the first debt before it is set to increase, while paying this loan, with a more manageable payment. I hope to be completely debt free (with extra payments) within 3 years or less.

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,159.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I am planning on consolidating my high interest credit card debt with this loan. I've already moved what i can of my debt into an existing credit card that is offering 0%APR until 4/2012. My plan is to pay off the credit card before it is set to increase while paying the other portion with a more manageable payment at a lower APR than currently. Then I plan to pay this loan by 12/2012.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	Rent $1420. Utilities (tv, cell phone, gas) $400. Car insurance $150. We are a dual income household so I contribute to these expenses. We usually do not owe when we file for taxes.

Member Payment Dependent Notes Series 840529

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
840529	$4,200	$4,200	15.62%	1.00%	August 9, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 840529. Member loan 840529 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	tire kingdom	Debt-to-income ratio:	3.20%
Length of employment:	< 1 year	Location:	port saint lucie, FL

Home town:
Current & past employers:	tire kingdom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/05/11 > Thank you for the loan and I will be paying my monthly payments on time null Borrower added on 08/06/11 > Can't wait to get the loan!! Borrower added on 08/06/11 > This is my first time asking for a loan and everything is goint to go all rite Borrower added on 08/06/11 > What do I do next after is been complete? Borrower added on 08/07/11 > Almost there!! null

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,886.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 840699

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
840699	$6,000	$6,000	15.23%	1.00%	August 8, 2011	August 17, 2014	August 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 840699. Member loan 840699 was requested on August 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	PivotLink Corporation	Debt-to-income ratio:	18.55%
Length of employment:	2 years	Location:	Seattle, WA

Home town:
Current & past employers:	PivotLink Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/03/11 > I'm trying to consolidate some of my final expenses via credit cards and other interest rates. One of those happens to be an aging school loan that needs to be paid now so I can get my transcripts released, and I can apply for another university for graduate school - which will be paid for by my workplace as long as I can get into the school. It's likely that I'll be able to make payments quite quickly on this loan due to a shared profit check that comes quarterly.

A credit bureau reported the following information about this borrower member on August 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	29
Revolving Credit Balance:	$18,749.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Personal Expenses: - Food, Personal Maintenance: $500/m - Gas & Transportation: $200/m - Classes: $500/m - Animal & Basic Vet Care: $150 Housing - Mortgage Payment: - $1000 - Utilities: $150/m - HOA Fees: $150/m US Direct Student Loans (Federal): $200/mo Vehicle payment: $550 (tend to overpay by about $75) Other Debt (Line of Credit): $600/m Savings & Emergency Funds: $250/m
If you have a delinquency in the last 2 years, please explain the reason.	I was laid off during the market downturn and unemployed for 15mo, and was unable to keep up with some of my payments and debts. I tried everything to get forebearance on them, but wasn't able to manage to make complete payments. I'm now getting clear and updating as much as I can - this debt consolidation should make it possible for me to clear the rest of my outstanding debt and adhere to clearing my major three debts (vehicle, federal student loans and mortgage) while getting clear of my debt to my old university that's holding me back from attending graduate school courses.
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	US Student Loans - $22,000, standard interest rate at 5.5%, around $220 per month plus added payments Credit Line - $1,500, paid at $150 per month Family Vehicle (as stated previously) - $24000 at 7.7%, with $550 per month payments) There's also miscellaneous small debts that are paid off in accrual rates. Some of those debts were listed in the previous question regarding monthly expenses.
Which debts do you plan to pay off with this loan?	As stated in the previous sections and with several notes, this debt is intended to pay off old debts from a university in order to be able to attend graduate school. Those debts also include old charges that have accumulated from the university and some smaller debts that were accrued from university. In order to be able to get my official transcripts, these debts must be cleared before I can attend graduate school (which is being paid for by my workplace).
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	As stated in the previous sections and with several notes, this debt is intended to pay off old debts from a university in order to be able to attend graduate school. Those debts also include old charges that have accumulated from the university and some smaller debts that were accrued from university. In order to be able to get my official transcripts, these debts must be cleared before I can attend graduate school (which is being paid for by my workplace). The majority of the money will go to the outstanding student loan debt that was loaned directly by the university, and some of the sundry expenses. However, for all intents and purposes the payment will be a single lump sum payment to the university.
If you have a public record on file, please briefly explain the event and its resolution.	I do not know what you mean by a public record on file, or what an event would be / resolution associated with such a thing. Therefore I think it's safe to say this does not apply.

Member Payment Dependent Notes Series 841017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
841017	$3,000	$3,000	11.49%	1.00%	August 9, 2011	August 18, 2014	August 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 841017. Member loan 841017 was requested on August 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Comcast	Debt-to-income ratio:	3.00%
Length of employment:	6 years	Location:	Towson, MD

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	33
Revolving Credit Balance:	$3,688.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly expenses (rent, transportation, utilities, phone, insurance, food, etc)?	Rent is 700 and insurance is 126.00 a month

Member Payment Dependent Notes Series 841209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
841209	$6,000	$6,000	16.49%	1.00%	August 9, 2011	August 18, 2014	August 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 841209. Member loan 841209 was requested on August 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	UnitedHealth Group	Debt-to-income ratio:	18.20%
Length of employment:	3 years	Location:	Avon, CT

Home town:
Current & past employers:	UnitedHealth Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/11 > Reason for funds: I am seeking a loan to move cross country however this optimist professional has found new opportunities at hand in the Texas horizon. Having lived in Texas prior to Connecticut with many contacts, moving south has been a small whisper in my ear that just keeps getting louder! Keeping my current position: Fortunate with moving I can keep my existing full time position. In October I am with the company 4 years. My goal ahead lies placing my gourmet cooking, love of baking cakes and catering full speed ahead in Texas. Starting part time on the weekends and with hard work I am excited what is to come! Moving Costs: Move Cross Country/Pods $3,600.00 Drive/gas to Texas $650.00 UHaul to pull behind $850.00 Pod Rental 1 month $200.00 Moving help in TX and CT $700.00 Monthly Budget: $3007.00 Borrower added on 08/05/11 > Reason for funds: I am seeking a loan to move cross country however this optimist professional has found new opportunities at hand in the Texas horizon. Having lived in Texas prior to Connecticut with many contacts, moving south has been a small whisper in my ear that just keeps getting louder! Keeping my current position: Fortunate with moving I can keep my existing full time position. In October I am with the company 4 years. My goal ahead lies placing my gourmet cooking, love of baking cakes and catering full speed ahead in Texas. Starting part time on the weekends and with hard work I am excited what is to come! Moving Costs: Move Cross Country/Pods $3,600.00 Drive/gas to Texas $650.00 UHaul to pull behind $850.00 Pod Rental 1 month $200.00 Moving help in TX and CT $700.00 Monthly Budget: $3117.00 Borrower added on 08/05/11 > Reason for funds: I am seeking a loan to move cross country however this optimist professional has found new opportunities at hand in the Texas horizon. Having lived in Texas prior to Connecticut with many contacts, moving south has been a small whisper in my ear that just keeps getting louder! Keeping my current position: Fortunate with moving I can keep my existing full time position. In October I am with the company 4 years. My goal ahead lies placing my gourmet cooking, love of baking cakes and catering full speed ahead in Texas. Starting part time on the weekends and with hard work I am excited what is to come! Moving Costs: Move Cross Country/Pods $3,600.00 Drive/gas to Texas $650.00 UHaul to pull behind $850.00 Pod Rental 1 month $200.00 Moving help in TX and CT $700.00 Current Monthly Budget: $3117.00 This will slightly decrease with a lower cost of living in Texas null

A credit bureau reported the following information about this borrower member on August 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	63
Revolving Credit Balance:	$17,734.00	Public Records On File:	1
Revolving Line Utilization:	99.10%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Will some or all of your moving expenses be reimbursed, if so how much?	Because I can live nationally anywhere with my current position I am not being reimbursed for any moving expenses, it is all on my own. I still have to fund on my own more to cover moving into a new apartment/rental. I know with 6K I can move however. I have been in the same field of work for 20 years. While stable I have reached a bit of a glass ceiling. Since last year I continually have oportunties arise though in Texas, but I am not there to take advantage of them. With in the last 2 months I have been connecting with more and more people in Austin, however being here in the Northeast my hands are tied. Wanting to branch out to a new career (cooking) and in my corporate life I have realized it is all in who you know sometimes. I have started my "homework" and am connecting with some top people at that "well known natural food grocery chain". I am confident that my consistent hard work is going to pay off. While I have been in the Corporate Arena for 20 years but have always been cooking/baking just as long for family and now for clients. I have immediate work with catering and being a personal chef when I reach Austin. I am thrilled that I can keep my full time position while develop another career on the side. Thank for your question and if there is anything further I can answer please do not hesitate to ask!
If you have a public record on file, please briefly explain the event and its resolution.	In August 2004 I filed a bankruptcy. I was dealing with debt from a divorce, which was not the issue, but an illness and numerous medical bills drove the bankruptcy. Thankful I am healthy and have been. And while I do have debt I have made it a point to pay my bills on time and increase my credit score over the last 7 years. Going through that I was mortified I had to file but I walked away wiser and since with a backup plan in the event I have to go through such an experience again. I consulted prior to this request for a loan with my attorney that filed for me. He gave me great advice and even though that is still on my record I know I will never file again. It unfortunately was something I had to experience at a challenging time in my life!
Can you specify which relocation expenses you are covering with this loan, and which other expenses you are paying out of pocket?	The loan is just requesting what is broken down on my profile - Move Cross Country/Pods $3,600.00 Drive/gas to Texas $650.00 UHaul to pull behind $850.00 Pod Rental 1 month $200.00 Moving help in TX and CT $700.00 This loan does not include a new home/rental. I lease now and plan on doing that as well. I will be with friends for a couple of weeks and then rent an apartment/house. That cost is all on my own. Approx: $2500. Thank you for your question and please ask any further you may have. I appreciate your considering funding my loan!
If you have a public record on file, please briefly explain the event and its resolution.	In August 2004 I filed a bankruptcy. I was dealing with debt from a divorce, which was not the issue, but an illness and numerous medical bills drove the bankruptcy. Thankful I am healthy and have been. And while I do have debt I have made it a point to pay my bills on time and increase my credit score over the last 7 years. Going through that I was mortified I had to file but I walked away wiser and since with a backup plan in the event I have to go through such an experience again. I consulted prior to this request for a loan with my attorney that filed for me. He gave me great advice and even though that is still on my record I know I will never file again. It unfortunately was something I had to experience at a challenging time in my life!
If you have a delinquency in the last 2 years, please explain the reason.	I am not aware of any delinquency at all in the last 2 years. And I have been watching my credit report very much in the last several years. I will look into your question further. Thank you for your question, please feel free to ask other questions.
If using your loan for multiple purposes, what are the purposes and how are you allocating the money across them?	The loan is just requesting what is broken down on my profile - Move Cross Country/Pods $3,600.00 Drive/gas to Texas $650.00 UHaul to pull behind $850.00 Pod Rental 1 month $200.00 Moving help in TX and CT $700.00 This loan does not include a new home/rental. I lease now and plan on doing that as well. I will be with friends for a couple of weeks and then rent an apartment/house. That cost is all on my own. Approx: $2500.
If you have a public record on file, please briefly explain the event and its resolution.	In August 2004 I filed a bankruptcy. I was dealing with debt from a divorce, which was not the issue, but an illness and numerous medical bills drove the bankruptcy. Thankful I am healthy and have been. And while I do have debt I have made it a point to pay my bills on time and increase my credit score over the last 7 years. Going through that I was mortified I had to file but I walked away wiser and since with a backup plan in the event I have to go through such an experience again. I consulted prior to this request for a loan with my attorney that filed for me. He gave me great advice and even though that is still on my record I know I will never file again. It unfortunately was something I had to experience at a challenging time in my life!

Member Payment Dependent Notes Series 841230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
841230	$4,000	$4,000	19.29%	1.00%	August 8, 2011	August 18, 2014	August 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 841230. Member loan 841230 was requested on August 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,302 / month
Current employer:	U.S. FDA - CTP	Debt-to-income ratio:	4.46%
Length of employment:	< 1 year	Location:	Rockville, MD

Home town:
Current & past employers:	U.S. FDA - CTP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	50	Months Since Last Delinquency:	13
Revolving Credit Balance:	$415.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Good evening, To answer your question: - $19,000 on one credit card that is 23% interest rate. Monthly payments are $400. - $7,000 on a credit line with 4.50% interest rate. Monthly payments are $180. - $400 on another credit card with a 17.24% interest rate. Monthly payments are $15. - $200,000 in student loans (includes an undergraduate degree, a masters, and a juris doctorate). Monthly payments will not begin until December and are estimated at $320. I am interested in paying down 20% of the largest balance, which has a higher interest rate in order to bring my total repayment amount down. My total monthly bills total $915, my living expenses total $800 ($600 rent+utilities+groceries). My monthly income is $2800. This leaves me a total of roughly $1100 remaining per month. I am eager to pay down the credit cards completely, hence this loan request. Please do not hesitate to contact me if you require additional information.
What is your intended use for the loan proceeds?	I will be using the funds to pay down a portion of a credit card that has a higher interest rate in order to save money over time.
If you have a delinquency in the last 2 years, please explain the reason.	I had a dispute with bank of america regarding their payment system for a credit line I was paying. I was unable to make payments through their online server and it took me roughly 30 days to talk to someone about the problem. They also repeatedly increased my interest rate as a result. Once I talked with a supervisor and explained I caught up on all payments (I had deliberately withheld 2 months while resolving the issue). The supervisor also lowered my interest rate from 23% (what it had increased to) to 4.50%. I have sent several requests for them to clear this from my credit report, but to date they have not done so.

Member Payment Dependent Notes Series 841485

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
841485	$5,000	$5,000	9.99%	1.00%	August 9, 2011	August 18, 2014	August 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 841485. Member loan 841485 was requested on August 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	MEDecision	Debt-to-income ratio:	15.45%
Length of employment:	5 years	Location:	West Chester, PA

Home town:
Current & past employers:	MEDecision
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,611.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	I will use the proceeds to purchase a share of a small airplane. The cost of the share is $15,000 - I will use $10,000 of my own cash and the $5,000 from this loan in order to complete the purchase.
What are your monthly expenses related to housing (rent, mortgage(s), home equity loan and / or line of credit, utilities, insurance, taxes, etc)	rent - $1000 utilities - $200

Member Payment Dependent Notes Series 842178

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
842178	$4,800	$4,800	11.49%	1.00%	August 9, 2011	August 19, 2014	August 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 842178. Member loan 842178 was requested on August 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,976 / month
Current employer:	Boeing Commercial Aircraft	Debt-to-income ratio:	0.02%
Length of employment:	10+ years	Location:	Snohomish, , WA

Home town:
Current & past employers:	Boeing Commercial Aircraft
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1976	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your intended use for the loan proceeds?	Pay some bills
If you have a delinquency in the last 2 years, please explain the reason.	none
What are your current debt balances, interest rates, and monthly payments by type (credit cards, student loans, mortgages, lines of credit, etc)?	Visa card, 2400.00 Sears 1200.00
Which debts do you plan to pay off with this loan?	Visa and Sears
Which debts do you plan to pay off with this loan?	Visa and Sears
Which debts do you plan to pay off with this loan?	Visa and Sears

Member Payment Dependent Notes Series 842187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
842187	$2,500	$2,500	11.99%	1.00%	August 9, 2011	August 19, 2014	August 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 842187. Member loan 842187 was requested on August 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,708 / month
Current employer:	Buffalo Wild Wings	Debt-to-income ratio:	15.10%
Length of employment:	5 years	Location:	Naperville, IL

Home town:
Current & past employers:	Buffalo Wild Wings
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,272.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 843785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
843785	$1,500	$1,500	8.49%	1.00%	August 9, 2011	August 20, 2016	August 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 843785. Member loan 843785 was requested on August 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,442 / month
Current employer:	Nye County School District	Debt-to-income ratio:	22.01%
Length of employment:	10+ years	Location:	PAHRUMP, NV

Home town:
Current & past employers:	Nye County School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/06/11 > Using funds to improve home value. I have a stable job and have been at the same company for 27 years null Borrower added on 08/06/11 > I have a high credit score because I pay my bills on time, pay extra on any debts and or loans I've had/have.

A credit bureau reported the following information about this borrower member on August 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,585.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 2 dated August 9, 2011